Registration Nos:         33-14954
                                                                       811-5199

                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                / X /

           Pre-Effective Amendment No.                                 /   /

           Post-Effective Amendment No. 29                             / X /

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         / X /

           Amendment No. 31                                             / X /
                           (Check appropriate box or boxes)

                         STEINROE VARIABLE INVESTMENT TRUST
                 (Exact Name of Registrant as Specified in Charter)

                    One Financial Center, Boston, Massachusetts 02111
                        (Address of Principal Executive Offices)

                                     617-426-3750
              (Registrant's Telephone Number, including Area Code)

Name and Address of
Agent for Service                                     Copies to

R. Scott Henderson, Esquire                    John M. Loder, Esquire
Columbia Management Advisors, LLC              Ropes & Gray
One Financial Center                           One International Place
Boston, MA 02111                               Boston, Massachusetts 02110-2624

                                               Cameron Avery, Esquire
                                               Bell, Boyd and Lloyd LLC
                                               Three First National Plaza
                                               70 W. Madison Street, Suite 3300
                                               Chicago, Illinois  60602

It is proposed that this filing will become effective (check appropriate box):
/     /        Immediately upon filing pursuant to paragraph (b).
/  X  /        On May 1, 2006 pursuant to paragraph (b).
/     /        60 days after filing pursuant to paragraph (a)(1).
/     /        on (date) pursuant to paragraph (a)(1).
/     /        75 days after filing pursuant to paragraph (a)(2).
/     /        on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
/     /         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(MASTER)

                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST



PROSPECTUS DATED MAY 1, 2006



COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES


COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES


COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES


COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES


COLUMBIA MONEY MARKET FUND, VARIABLE SERIES


COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES


COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


[CLASS A AND B SHARES]

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *


INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.



                                    * * * *


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS


THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    12
Columbia International Fund, Variable Series................    18
Columbia Large Cap Growth Fund, Variable Series.............    24
Columbia Large Cap Value Fund, Variable Series..............    30
Columbia Mid Cap Value Fund, Variable Series................    36
Columbia Money Market Fund, Variable Series.................    42
Columbia S&P 500 Index Fund, Variable Series................    46
Columbia Small Cap Value Fund, Variable Series..............    52
Columbia Small Company Growth Fund, Variable Series.........    58
Columbia Strategic Income Fund, Variable Series.............    64
TRUST MANAGEMENT ORGANIZATIONS                                  71
------------------------------------------------------------------
The Trustees................................................    71
Investment Advisor..........................................    71
Portfolio Managers and Investment Sub-Advisor...............    71
Legal Proceedings...........................................    78
[Rule 12b-1 Plan............................................    79]
[Intermediary Compensation..................................    80]
Mixed and Shared Funding....................................    80
OTHER INVESTMENT STRATEGIES AND RISKS                           81
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            85
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                        107
------------------------------------------------------------------
Purchases and Redemptions...................................   107
Fund Policy on Trading of Fund Shares.......................   107
How the Funds Calculate Net Asset Value.....................   108
Dividends and Distributions.................................   109
Tax Consequences............................................   109
[Other Class of Shares......................................   109]
APPENDIX A                                                     110
------------------------------------------------------------------

                                   THE TRUST


Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia International Fund, Variable Series ("International Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Mid Cap Value Fund, Variable Series ("Mid Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia S&P 500 Index Fund, Variable Series ("S&P 500 Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund"), Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.



Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. [This prospectus contains only Class A/B shares.]



The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS


                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.



The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.



In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.


The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.


The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.



Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES



Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.



Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES



YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79



(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.29%      9.80%      6.40%
                                                                   -1.15%     -9.39%     -11.94%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.77%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 6.40           2.32             6.61(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                           4.91           0.54             9.07
--------------------------------------------------------------------------------------------------
Lehman Index (%)                                            2.43           5.87             6.16



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES



YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.04


(1)  The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.


(2) The Fund's advisor and distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.90%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.15%, other expenses for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the advisor or distributor at any time.



(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



     EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $106                  $331                   $574                   $1,271



See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.


The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.


The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.



Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES



YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65



(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions




                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.30%      6.86%      9.59%      2.32%      3.92%      2.43%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.24%
                                           Worst quarter: 2nd quarter 2004, -2.39%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 2.43           4.99             5.66(1)
--------------------------------------------------------------------------------------------------
Citigroup Index (%)                                         2.71           5.46             6.04



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES



YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90



(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions




                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $92                   $287                   $498                   $1,108



See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization ("small-cap") stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.



The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.


The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.


As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.54%     13.73%     13.16%
                                  -3.27%                           -18.47%    -24.35%    -13.35%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                5/2/94             13.16           2.72             4.22
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                       N/A                 13.54           4.55             5.84

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.19



(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class A shares would be 0.08% and total annual fund operating expenses for Class A shares would be 0.95%. This arrangement may be modified or terminated by the advisor at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $121                  $378                   $654                   $1,443



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.21%     13.48%     12.63%
                                  -3.27%                           -18.47%    -24.35%    -13.56%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                12.63           2.48             4.10(1)
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                        13.54           4.55             5.84


(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.44



(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class B shares would be 0.08% and total annual fund operating expenses for Class B shares would be 1.20%. This arrangement may be modified or terminated by the advisor at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $147                  $456                   $787                   $1,724



See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.


The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.


As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES


Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. [Any expense reduction arrangements may be discontinued at any time.] The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES


YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78



(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions




                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.05%                 4.49%
                                                                   -12.15%    -24.80%    -30.27%               -2.15%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.08%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 4.49          -7.68             5.17(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                           5.26          -3.58             6.73


(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class B shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES


YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (3) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.03



(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.



(2) The Fund's distributor has voluntarily agreed to reimburse a portion of the 12b-1 fee for Class B shares. If this reimbursement were reflected in the table the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 0.95%. This arrangement may be modified or terminated by the distributor at any time.



(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions




                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259



See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.


When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.


Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.


In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;


     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and


     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87



(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%     13.46%      6.20%
                                                                              -0.65%     -22.06%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                6.20            2.23             9.61(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          7.05            5.28            10.94
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          4.91            0.54             9.07


(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1)(3) (%)            1.12



(1) The Fund's distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.23% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the fee waiver discussed in footnote (3) below). This arrangement may be modified or terminated by the distributor at any time.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the 12b-1 fee waiver discussed in footnote (1) above). This arrangement may be modified or terminated by the advisor at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $114                  $356                   $617                   $1,363



See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests primarily in middle capitalization ("mid-cap") stocks.


In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and improvement of operating fundamentals. The advisor's strategy uses fundamental business and financial analyses.


Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $18.2 billion. All market capitalizations are determined at the time of purchase.


The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community which can lower demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. [Any expense reduction arrangements may be discontinued at any time.] The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        3.55%                27.61%     15.59%     12.34%
                                  -11.07%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.72%
                                                          Worst quarter: 3rd quarter 2002, -16.37%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/30/00             12.34            8.82             9.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                 12.65           12.21            14.12(1)


(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.33
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.03



(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $105                  $328                   $569                   $1,259



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                        3.47%                27.44%     15.32%     12.07%
                                  -11.21%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00             12.07            8.64             9.79
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                 12.65           12.21            14.12(1)


(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.33
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.28



(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.07% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $130                  $406                   $702                   $1,545



See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES



YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60



(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.



(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.



(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions




                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750



See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index")(1), which is comprised of 500 widely held, large capitalization ("large-cap") U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index.



Although a security may be included in the S&P 500 Index, the Fund's investment advisor may exclude or remove the security if adverse market conditions exist.


The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.


Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $778 million and $370.3 billion. All market capitalizations are determined at the time of purchase.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.



(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Management Distributors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                                             27.80%     10.13%      4.50%
                       -11.98%    -22.55%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.26%
                                                          Worst quarter: 3rd quarter 2002, -17.27%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/30/00              4.50           0.05             -0.92
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                        N/A                  4.91           0.54             -0.16(1)



(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1) (%)                                     0.20
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.30
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.50



(1) The Fund's advisor has voluntarily agreed to waive 0.064% of advisory fees. If this waiver was reflected in the table, the management fee for Class A shares would be 0.14% and total annual fund operating expenses for Class A shares would be 0.44%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $51                   $160                   $280                    $628



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                                             27.68%     10.12%      4.22%
                       -12.07%    -22.75%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00              4.22           -0.09            -1.05
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                        N/A                  4.91            0.54            -0.16(1)



(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1) (%)                                     0.20
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.30
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.75



(1) The Fund's advisor has voluntarily agreed to waive 0.064% of advisory fees. If this waiver was reflected in the table, the management fee for Class B shares would be 0.14% and total annual fund operating expenses for Class B shares would be 0.69%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $77                   $240                   $417                    $930



See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.


             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.


Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. [Any expense reduction arrangements may be discontinued at any time.] The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



CALENDAR YEAR TOTAL RETURNS (CLASS A)


                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)



(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90



(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:


     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%     22.51%      5.47%
                                                        -6.14%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                          LIFE OF
                                                          1 YEAR         5 YEARS         THE FUND
Class B (%)                                                5.47           13.04             9.69(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          4.71           13.55             9.47(2)


(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.


(2)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15



(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $117                  $365                   $633                   $1,398



See Appendix A for additional hypothetical investment and expense information.

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.


The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES


Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.


Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%                48.02%                                      44.33%     11.48%      2.71%
                                             -17.30%               -5.36%     -10.03%    -24.40%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES



YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92



(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same

     -  Reinvestment of all dividends and distributions



                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       26.94%      7.81%                48.02%                                      44.43%     11.47%      2.82%
                                             -17.30%               -5.51%     -10.38%    -24.47%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005




                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.40%



AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                2.82            2.30             5.90(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          4.15            2.28             4.69



(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES



YOUR EXPENSES

--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               1.17



(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.



(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 1.05%. This arrangement may be modified or terminated by the advisor at any time.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same

     -  Reinvestment of all dividends and distributions



                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $119                  $372                   $644                   $1,420



See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:


     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;


     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:


     -  rated BB through D by Standard & Poor's Ratings Group;


     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.


Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.


Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES



Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.



Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. [Any expense reduction arrangements may be discontinued at any time.] The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.



The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78



(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966



See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%      9.85%      1.41%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2004, -2.20%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005



                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                1.41            8.10             6.69(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                         2.37            6.11             6.17


(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                          CLASS B
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.03



(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.22% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the distributor at any time.



(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions


                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259



See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC


Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.



On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.



For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.



Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia International Fund, Variable Series...          0.86%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Mid Cap Value Fund, Variable Series...          0.70%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia S&P 500 Index Fund, Variable Series...          0.19%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Small Company Growth Fund, Variable
  Series.......................................          0.50%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%



PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR

--------------------------------------------------------------------------------

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES


VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.



KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS


Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:



Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson



Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin



Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell



Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci



Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd



Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi



Foreign stocks                   Nordea Investment Management North America,
                                 Inc.



Investment grade bonds           Leonard A. Aplet



Non-investment grade bonds       Stephen Peacher



PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.



EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.



ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.



MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.



JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its

TRUST MANAGEMENT ORGANIZATIONS


predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.



DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.



LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.



DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.



NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.



KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.



WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS


J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.



GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.



THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.



DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.



DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.



JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.



CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.



STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.



JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.



LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS


STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.



NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.



ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.



KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.



COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES


ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.



COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


FRED COPPER, a portfolio manager of Columbia Advisors, is the manager for the International Fund and has managed or co-managed the International Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.



COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES


PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.



EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.



ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.



MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.



JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS


COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES


LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.



DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.



NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.



DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.



COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES


DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.



LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.



DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.



NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.



COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES


VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is the manager for the S&P 500 Fund and has managed the S&P 500 Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

TRUST MANAGEMENT ORGANIZATIONS


COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES


STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.



JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.



COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES


DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.



PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.



DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.



JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.



CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.



COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES


LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.



KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.



THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.



The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

TRUST MANAGEMENT ORGANIZATIONS

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.



Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

TRUST MANAGEMENT ORGANIZATIONS


On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.



On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.


[RULE 12B-1 PLAN
--------------------------------------------------------------------------------

Each Fund, other than the Money Market Fund, has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B share distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, if any, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):



Asset Allocation Fund                                      0.90%
Federal Securities Fund                                    0.90%
Large Cap Growth Fund                                      0.95%
Mid Cap Value Fund                                         1.10%
S&P 500 Fund                                               0.75%
Small Cap Value Fund                                       1.10%
Strategic Income Fund                                      1.00%



If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Advisors will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

TRUST MANAGEMENT ORGANIZATIONS


The distributor has also voluntarily agreed to waive the following portion of the Class B share distribution fee for the following Fund:



Large Cap Value Fund                                       0.02%



These arrangements may be modified or terminated by Columbia Advisors or the distributor at any time.


Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.]

[INTERMEDIARY COMPENSATION]
--------------------------------------------------------------------------------
[ADDITIONAL INTERMEDIARY COMPENSATION] The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.


Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.


In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund, Small Company Growth Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.



ZERO COUPON BONDS

--------------------------------------------------------------------------------

(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.



TYPES OF MORTGAGE SECURITIES

--------------------------------------------------------------------------------

(Federal Securities Fund and Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.



Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.



Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Funds may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS


Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.



Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.



FUTURES AND OPTIONS

--------------------------------------------------------------------------------

(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.


U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

(Federal Securities Fund and Strategic Income Fund) The Funds may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Funds have flexibility to vary their allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Funds, the advisor considers a security's expected income, together with its potential to rise or fall in price.


STRUCTURE RISK
--------------------------------------------------------------------------------

(Strategic Income Fund, Large Cap Value Fund and International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS


SHORT SALES

--------------------------------------------------------------------------------

(Asset Allocation Fund, Small Company Growth Fund and Federal Securities
Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.



ADDITIONAL EQUITY RISK

--------------------------------------------------------------------------------

(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


PORTFOLIO TURNOVER

--------------------------------------------------------------------------------

(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS


COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES



                                                                          Year ended December 31,
                                                    2005              2004           2003           2002           2001
                                                   Class A           Class A        Class A        Class A        Class A
                                                   -------           -------        -------        -------        -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           14.83             13.80          11.87          13.86          16.35
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.33              0.31           0.30           0.36           0.39(b)
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                        0.61              1.04           2.02          (1.94)         (1.86)(b)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.94              1.35           2.32          (1.58)         (1.47)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.37)            (0.32)         (0.39)         (0.41)         (0.45)
-------------------------------------------------------------------------------------------------------------------------
  From net realized gains                               --                --             --             --          (0.57)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.37)            (0.32)         (0.39)         (0.41)         (1.02)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 15.40             14.83          13.80          11.87          13.86
-------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                6.53(e)(f)        9.99(e)       20.46(e)      (11.73)         (9.19)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.75              0.75           0.75           0.70           0.71
-------------------------------------------------------------------------------------------------------------------------
  Net investment income(g)                            2.28              2.27           2.43           2.73           2.68(b)
-------------------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.04              0.02           0.01             --             --
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             92                60            103            118             57
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              187,987           216,123        233,730        194,327        279,493


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.


(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.



(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES



                                                             Year ended December 31,
                                                  2005      2004      2003      2002      2001
                                                 Class B   Class B   Class B   Class B   Class B
                                                 -------   -------   -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        14.77     13.75     11.82     13.81     16.33
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.31      0.29      0.28      0.33      0.35(b)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                     0.61      1.03      2.02     (1.93)    (1.85)(b)
------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.92      1.32      2.30     (1.60)    (1.50)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.35)    (0.30)    (0.37)    (0.39)    (0.45)
------------------------------------------------------------------------------------------------
  From net realized gains                            --        --        --        --     (0.57)
------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders      (0.35)    (0.30)    (0.37)    (0.39)    (1.02)
------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              15.34     14.77     13.75     11.82     13.81
------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                          6.40(f)   9.80     20.29    (11.94)    (9.39)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                      0.90      0.90      0.90      0.90      0.90
------------------------------------------------------------------------------------------------
  Net investment income(g)                         2.13      2.12      2.27      2.53      2.49(b)
------------------------------------------------------------------------------------------------
  Waiver/reimbursement                             0.14      0.12      0.10      0.05      0.06
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          92        60       103       118        57
------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            63,836    68,167    64,902    51,540    47,754



(a) Per share data was calculated using average shares outstanding during the period.



(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(c) Total return at net asset value assuming all distributions reinvested.



(d) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.




(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES



                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724


(a) Per share data was calculated using average shares outstanding during the period.


(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.


(c)  Total return at net asset value assuming all distributions reinvested.


(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.



(f)  The benefits derived from custody credits had an impact of less than 0.01%.



(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES



                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD
  ($)                                       11.01         11.12         11.30        10.78         10.72
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                   0.40          0.44          0.45         0.44          0.54(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and futures
     contracts                              (0.15)        (0.01)        (0.19)        0.55          0.17(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.25          0.43          0.26         0.99          0.71
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                (0.58)        (0.53)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
  From net realized gains                   (0.04)        (0.01)           --           --            --
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                              (0.62)        (0.54)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)        10.64         11.01         11.12        11.30         10.78
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                    2.43          3.92          2.32         9.59          6.86
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  SUPPLEMENTED DATA (%):
  Expenses(f)                                0.88          0.90          0.90         0.90          0.91
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                   3.74          4.02          3.99         4.03          5.02(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                         --(g)         --(g)       0.01         0.01          0.04
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   127            14            47           69            36
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)      92,884       103,141       109,616       102,671       49,987



(a) Per share data was calculated using average shares outstanding during the period.



(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than 0.01%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(c)  Total return at net asset value assuming all distributions reinvested.



(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f)  The benefits derived from custody credits had an impact of less than 0.01%.



(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.90       1.69       1.26       1.46       1.93
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.02       0.03       0.01       0.01
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.22       0.21       0.42      (0.20)     (0.48)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.25       0.23       0.45      (0.19)     (0.47)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.02)     (0.02)     (0.01)        --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.15       1.90       1.69       1.26       1.46
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              13.16(d)   13.73(d)(e)  35.54(d) (13.35)   (24.35)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.95       0.95       0.97       1.13       1.23
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.49       0.98       1.84       0.62       0.41
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.20       0.21       0.18         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            67        101        104         39         34
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              61,525     70,391     75,184     28,883     41,299


(a) Per share data was calculated using average shares outstanding during the period.


(b)  Total return at net asset value assuming all distributions reinvested.



(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.



(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES


                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              1.90       1.69       1.26       1.46       1.93
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.02       0.01       0.03       0.01         --(b)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                                0.22       0.22       0.41      (0.21)     (0.47)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.24       0.23       0.44      (0.20)     (0.47)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.02)     (0.01)        --(b)      --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    2.14       1.90       1.69       1.26       1.46
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               12.63(e)   13.48(e)(f)  35.21(e) (13.56)   (24.35)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                         1.20       1.20       1.22       1.38       1.48
-------------------------------------------------------------------------------------------------------
  Net investment income(g)                            1.20       0.72       1.71       0.37       0.16
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.20       0.21       0.18         --         --
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             67        101        104         39         34
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                6,249      6,792      6,817          1          1



(a) Per share data was calculated using average shares outstanding during the period.



(b)  Rounds to less than $0.01 per share.



(c)  Total return at net asset value assuming all distributions reinvested.



(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.



(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES


                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928


(a) Per share data was calculated using average shares outstanding during the period.


(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.


(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.


(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(g) The benefits derived from custody credits had an impact of less than 0.01%.



(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES


                                                                      Year ended December 31,
                                                         2005       2004       2003       2002       2001
                                                        Class B    Class B    Class B    Class B    Class B
                                                        -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)               23.67      24.19      19.40      27.82      44.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                         0.03       0.10(b)   (0.01)      0.03      (0.02)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.03      (0.62)      4.85      (8.45)    (10.27)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.06      (0.52)      4.84      (8.42)    (10.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             (0.09)        --      (0.05)        --       --(c)
-----------------------------------------------------------------------------------------------------------
  From net realized gains                                   --         --         --         --      (6.48)
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.09)        --      (0.05)        --      (6.48)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                     24.64      23.67      24.19      19.40      27.82
-----------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                 4.49      (2.15)     25.05     (30.27)    (24.80)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                             0.95       0.95       0.95       0.95       0.95
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                         0.13       0.43      (0.03)      0.14      (0.06)
-----------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                    0.06       0.03       0.06       0.07       0.06
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                113          4        138         68         57
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   18,803     21,715     25,730     22,042     32,830



(a) Per share data was calculated using average shares outstanding during the period.



(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.



(c) Rounds to less than $0.01 per share.



(d) Total return at net asset value assuming all distributions reinvested.



(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would have been reduced.



(f) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES



                                                                           YEAR ENDED DECEMBER 31,
                                                    2005              2004             2003           2002           2001
                                                   Class A           Class A          Class A        Class A        Class A
                                                   -------           -------          -------        -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82             14.15            11.97          15.55          18.27
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26              0.25             0.21           0.15           0.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75              1.70             2.16          (3.56)         (0.35)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01              1.95             2.37          (3.41)         (0.19)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --             (0.28)           (0.19)         (0.17)         (0.15)
---------------------------------------------------------------------------------------------------------------------------
  From net realized gains                               --                --               --             --          (2.34)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                     --                --               --             --          (0.04)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --             (0.28)           (0.19)         (0.17)         (2.53)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83             15.82            14.15          11.97          15.55
---------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)       13.76(d)         19.79(d)      (21.95)         (0.60)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80              0.76             0.80           0.88           0.96
---------------------------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62              1.68             1.66           1.08           0.92
---------------------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05              0.11             0.09             --             --
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73                37               73             69             53
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489           206,695          216,923        113,335        180,053


(a) Per share data was calculated using average shares outstanding during the period.



(b) Total return at net asset value assuming all distributions reinvested.



(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.



(f) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES



                                                       YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                        15.80         14.14         11.95         15.53         18.26
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.22          0.21          0.18          0.13          0.15
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments                  0.76          1.69          2.17         (3.56)        (0.35)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.98          1.90          2.35         (3.43)        (0.20)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.24)        (0.16)        (0.15)        (0.15)
---------------------------------------------------------------------------------------------------------
  From net realized gains                     --            --            --            --         (2.34)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --            --         (0.04)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.24)        (0.16)        (0.15)        (2.53)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         16.78         15.80         14.14         11.95         15.53
---------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                   6.20(e)      13.46         19.66        (22.06)        (0.65)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.03          0.99          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  1.39          1.45          1.46          0.96          0.88
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.07          0.13          0.14          0.13          0.21
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   73            37            73            69            53
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     42,407        46,396        44,594        27,756        25,742



(a) Per share data was calculated using average shares outstanding during the period.



(b)  Total return at net asset value assuming all distributions reinvested.



(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.



(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES



                                                           YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            17.66      15.42      12.12      13.66      13.24
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.14       0.08       0.05       0.03       0.05
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                2.04       2.32       3.30      (1.54)      0.42
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.18       2.40       3.35      (1.51)      0.47
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.08)     (0.05)     (0.03)     (0.03)
------------------------------------------------------------------------------------------------------
  From net realized gains                              --      (0.08)        --         --      (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           --      (0.16)     (0.05)     (0.03)     (0.05)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  19.84      17.66      15.42      12.12      13.66
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              12.34(d)   15.59      27.61     (11.07)      3.55(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        0.94       0.86       0.95       0.93       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.70       0.47       0.35       0.26       0.34
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(f)      --         --         --       0.48
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            64         17         12         21         15
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               1,915      1,612      1,418        632        115



(a) Per share data was calculated using average shares outstanding during the period.



(b)  Total return at net asset value assuming all distributions reinvested.



(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(e)  The benefits derived from custody credits had an impact of less than 0.01%.



(f)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES



                                                            YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             17.64      15.41      12.11      13.65      13.24
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.10       0.04       0.03       0.01       0.05
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 2.03       2.32       3.29      (1.54)      0.41
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.13       2.36       3.32      (1.53)      0.46
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.05)     (0.02)     (0.01)     (0.03)
-------------------------------------------------------------------------------------------------------
  From net realized gains                               --      (0.08)        --         --      (0.02)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.02)     (0.01)     (0.05)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   19.77      17.64      15.41      12.11      13.65
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                            12.07      15.32      27.44     (11.21)      3.47
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         1.10       1.10       1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(e)                            0.54       0.23       0.20       0.09       0.34
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09       0.01       0.10       0.08       0.73
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             64         17         12         21         15
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               41,416     41,125     36,782     24,615     16,886



(a) Per share data was calculated using average shares outstanding during the period.



(b)  Total return at net asset value assuming all distributions reinvested.



(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA MONEY MARKET FUND, VARIABLE SERIES



                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985


(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.


(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES



                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class A       Class A       Class A       Class A       Class A
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                        10.45          9.62          7.59          9.90         11.31
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.15          0.14(b)       0.09          0.09          0.07
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and futures
     contracts                              0.32          0.83          2.02         (2.32)        (1.42)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.47          0.97          2.11         (2.23)        (1.35)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.14)        (0.08)        (0.07)        (0.06)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --         (0.01)           --
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.14)        (0.08)        (0.08)        (0.06)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         10.92         10.45          9.62          7.59          9.90
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                      4.50(e)(f)   10.13         27.80(e)     (22.55)       (11.98)(e)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                               0.44          0.64          0.69          0.64          0.75
---------------------------------------------------------------------------------------------------------
  Net investment income(g)                  1.44          1.42          1.11          0.99          0.72
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.01            --          0.03            --          0.28
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    7             6             3            17             7
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)         95            91            82            65            83



(a) Per share data was calculated using average shares outstanding during the period.



(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.



(c)  Total return at net asset value assuming all distributions reinvested.



(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.



(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES



                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             10.43       9.59       7.57       9.89      11.31
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.12       0.13(b)    0.09       0.08       0.07
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts                0.32       0.84       2.01      (2.33)     (1.43)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.44       0.97       2.10      (2.25)     (1.36)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.13)     (0.08)     (0.06)     (0.06)
-------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.01)        --
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.08)     (0.07)     (0.06)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.87      10.43       9.59       7.57       9.89
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                             4.22(f)   10.12      27.68     (22.75)    (12.07)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                         0.69       0.75       0.75       0.75       0.75
-------------------------------------------------------------------------------------------------------
  Net investment income(g)                            1.19       1.29       1.05       0.88       0.72
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.01       0.14       0.22       0.14       0.53
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              7          6          3         17          7
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               52,431     54,646     48,442     28,762     28,835



(a) Per share data was calculated using average shares outstanding during the period.



(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.



(c)  Total return at net asset value assuming all distributions reinvested.



(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.



(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES



                                                                          YEAR ENDED DECEMBER 31,
                                                    2005              2004           2003           2002           2001
                                                   Class A           Class A        Class A        Class A        Class A
                                                   -------           -------        -------        -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94             14.23          10.48          11.56          10.73
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12              0.09           0.07           0.02           0.02
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83              3.13           4.03          (0.73)          0.98
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95              3.22           4.10          (0.71)          1.00
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --             (0.07)         (0.03)         (0.01)         (0.02)
-------------------------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)            (0.44)         (0.32)         (0.36)         (0.15)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)            (0.51)         (0.35)         (0.37)         (0.17)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86             16.94          14.23          10.48          11.56
-------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)       22.70          39.30(d)       (6.12)(d)       9.30(d)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90              0.97           1.10           1.10           1.10
-------------------------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67              0.57           0.59           0.18           0.22
-------------------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)             --           0.11           0.04           0.22
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38                30             55            125             56
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711            14,557         10,738          7,893          9,361


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.


(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.



(f) The benefits derived from custody credits had an impact of less than 0.01%.



(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES



                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              16.92      14.22     10.47      11.55      10.73
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                             0.08       0.07      0.07       0.02       0.02
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                  0.84       3.12      4.03      (0.73)      0.97
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.92       3.19      4.10      (0.71)      0.99
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             --      (0.05)    (0.03)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------
  From net realized gains                             (0.03)     (0.44)    (0.32)     (0.36)     (0.15)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders          (0.03)     (0.49)    (0.35)     (0.37)     (0.17)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    17.81      16.92     14.22      10.47      11.55
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                              5.47(e)   22.51     39.34      (6.14)      9.20
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                          1.10       1.10      1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(f)                             0.47       0.43      0.54       0.18       0.22
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 0.05       0.12      0.36       0.29       0.47
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              38         30        55        125         56
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               399,540    264,487    58,730     12,080      9,020



(a) Per share data was calculated using average shares outstanding during the period.



(b) Total return at net asset value assuming all distributions reinvested.



(c) Had the investment advisor, transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.



(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.




(f) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES



                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                    0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295


(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.


(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES



                                                                           Year ended December 31,
                                                      2005          2004            2003            2002            2001
                                                    Class B       Class B         Class B         Class B         Class B
                                                    -------       -------         -------         -------         -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           10.98          9.85            6.82             9.03           19.05
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                             (0.05)         0.09           (0.07)           (0.07)          (0.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                       0.36          1.22            3.10            (2.14)          (2.32)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.31          1.13            3.03            (2.21)          (2.38)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                               --            --              --               --           (7.64)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 11.29         10.98            9.85             6.82            9.03
---------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                             2.82         11.47           44.43           (24.47)         (10.38)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         1.05          1.05            1.05             1.05            1.07
---------------------------------------------------------------------------------------------------------------------------
  Net investment loss(e)                             (0.48)        (0.86)          (0.88)           (0.82)          (0.57)
---------------------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.08          0.02            0.03             0.02            0.04
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            138            41             117              117             146
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                    1             1               1                1               1



(a) Per share data was calculated using average shares outstanding during the period.



(b)  Total return at net asset value assuming all distributions reinvested.



(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES



                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.


(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.



(f) The benefits derived from custody credits had an impact of less than 0.01%.



(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS


COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES



                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                         9.95          9.80          8.89          8.91          9.41
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.58          0.59          0.60          0.63          0.79(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and foreign
     currency                              (0.44)         0.38          1.04          0.09         (0.46)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.14          0.97          1.64          0.72          0.33
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.82)        (0.73)        (0.72)        (0.81)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --         (0.02)        (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.82)        (0.73)        (0.74)        (0.83)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         10.09          9.95          9.80          8.89          8.91
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                   1.41          9.85         18.43          8.08          3.54
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.00          1.00          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  5.82          5.88          6.17          6.92          8.27(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.01          0.05          0.05          0.01          0.10
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   40           103            61            62            62
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     56,507        60,210        55,825        32,407        19,481



(a) Per share data was calculated using average shares outstanding during the period.



(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(c) Total return at net asset value assuming all distributions reinvested.



(d) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.



(f) The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.


The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.



The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.


For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.


Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION


The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.



The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.


HOW THE FUNDS CALCULATE NET ASSET VALUE

The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.



The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.



The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.



DIVIDENDS AND DISTRIBUTIONS


Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market

SHAREHOLDER INFORMATION


Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.


TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.


[OTHER CLASS OF SHARES

The Funds, except the Money Market Fund, also offer an additional class of shares, Class [A/B] shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.]

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class [A/B] shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.


COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES


        MAXIMUM SALES CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT         ASSUMED RATE OF RETURN
               0.00%                               $10,000.00                                  5%



                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A


COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES -- CLASS B SHARES


        MAXIMUM SALES CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT         ASSUMED RATE OF RETURN
               0.00%                               $10,000.00                                  5%


                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.04%             3.96%             $10,396.00           $106.06
2                           10.25%             1.04%             8.08%             $10,807.68           $110.26
3                           15.76%             1.04%            12.36%             $11,235.67           $114.63
4                           21.55%             1.04%            16.81%             $11,680.60           $119.16
5                           27.63%             1.04%            21.43%             $12,143.15           $123.88
6                           34.01%             1.04%            26.24%             $12,624.02           $128.79
7                           40.71%             1.04%            31.24%             $13,123.93           $133.89
8                           47.75%             1.04%            36.44%             $13,643.64           $139.19
9                           55.13%             1.04%            41.84%             $14,183.93           $144.70
10                          62.89%             1.04%            47.46%             $14,745.61           $150.43
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,745.61
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,271.00



COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES


        MAXIMUM SALES CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT         ASSUMED RATE OF RETURN
               0.00%                               $10,000.00                                  5%


                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A


COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS B SHARES


        MAXIMUM SALES CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT         ASSUMED RATE OF RETURN
               0.00%                               $10,000.00                                  5%


                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.90%             4.10%             $10,410.30            $91.54
2                           10.25%             0.90%             8.37%             $10,837.43            $95.30
3                           15.76%             0.90%            12.82%             $11,282.09            $99.21
4                           21.55%             0.90%            17.45%             $11,745.00           $103.28
5                           27.63%             0.90%            22.27%             $12,226.90           $107.51
6                           34.01%             0.90%            27.29%             $12,728.57           $111.93
7                           40.71%             0.90%            32.51%             $13,250.82           $116.52
8                           47.75%             0.90%            37.94%             $13,794.50           $121.30
9                           55.13%             0.90%            43.60%             $14,360.49           $126.28
10                          62.89%             0.90%            49.50%             $14,949.70           $131.46
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,949.70
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,104.31



COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES -- CLASS A SHARES



        MAXIMUM SALES CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT         ASSUMED RATE OF RETURN
               0.00%                               $10,000.00                                  5%



                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.19%             3.81%             $10,381.00           $121.27
2                           10.25%             1.19%             7.77%             $10,776.52           $125.89
3                           15.76%             1.19%            11.87%             $11,187.10           $130.68
4                           21.55%             1.19%            16.13%             $11,613.33           $135.66
5                           27.63%             1.19%            20.56%             $12,055.80           $140.83
6                           34.01%             1.19%            25.15%             $12,515.12           $146.20
7                           40.71%             1.19%            29.92%             $12,991.95           $151.77
8                           47.75%             1.19%            34.87%             $13,486.94           $157.55
9                           55.13%             1.19%            40.01%             $14,000.80           $163.55
10                          62.89%             1.19%            45.34%             $14,534.23           $169.78
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,534.23
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,443.18


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES - CLASS B SHARES

        MAXIMUM SALES CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT         ASSUMED RATE OF RETURN
               0.00%                               $10,000.00                                  5%


                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.44%             3.56%             $10,356.00           $146.56
2                           10.25%             1.44%             7.25%             $10,724.67           $151.78
3                           15.76%             1.44%            11.06%             $11,106.47           $157.18
4                           21.55%             1.44%            15.02%             $11,501.86           $162.78
5                           27.63%             1.44%            19.11%             $11,911.33           $168.57
6                           34.01%             1.44%            23.35%             $12,335.37           $174.58
7                           40.71%             1.44%            27.75%             $12,774.51           $180.79
8                           47.75%             1.44%            32.29%             $13,229.28           $187.23
9                           55.13%             1.44%            37.00%             $13,700.25           $193.89
10                          62.89%             1.44%            41.88%             $14,187.98           $200.80
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,187.98
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,724.17


COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

        MAXIMUM SALES CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT         ASSUMED RATE OF RETURN
               0.00%                               $10,000.00                                  5%


                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,396.90           $105.15
2          10.25%             1.03%             8.10%             $10,809.55           $109.32
3          15.76%             1.03%            12.39%             $11,238.58           $113.66
4          21.55%             1.03%            16.85%             $11,684.64           $118.17
5          27.63%             1.03%            21.48%             $12,148.41           $122.86
6          34.01%             1.03%            26.31%             $12,630.58           $127.74
7          40.71%             1.03%            31.32%             $13,131.88           $132.81
8          47.75%             1.03%            36.53%             $13,653.09           $138.08
9          55.13%             1.03%            41.95%             $14,194.98           $143.56
10         62.89%             1.03%            47.58%             $14,758.38           $149.25
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,758.38
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,260.58


COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES


  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%



      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.12%             3.88%             $10,388.00           $114.17
2          10.25%             1.12%             7.91%             $10,791.05           $118.60
3          15.76%             1.12%            12.10%             $11,209.75           $123.20
4          21.55%             1.12%            16.45%             $11,644.69           $127.98
5          27.63%             1.12%            20.96%             $12,096.50           $132.95
6          34.01%             1.12%            25.66%             $12,565.84           $138.11
7          40.71%             1.12%            30.53%             $13,053.40           $143.47
8          47.75%             1.12%            35.60%             $13,559.87           $149.03
9          55.13%             1.12%            40.86%             $14,085.99           $154.82
10         62.89%             1.12%            46.33%             $14,632.53           $160.82
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,632.53
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,363.17


COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES


  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%



      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,397.00           $105.04
2          10.25%             1.03%             8.10%             $10,809.76           $109.21
3          15.76%             1.03%            12.39%             $11,238.91           $113.55
4          21.55%             1.03%            16.85%             $11,685.09           $118.06
5          27.63%             1.03%            21.49%             $12,148.99           $122.75
6          34.01%             1.03%            26.31%             $12,631.31           $127.62
7          40.71%             1.03%            31.33%             $13,132.77           $132.68
8          47.75%             1.03%            36.54%             $13,654.14           $137.95
9          55.13%             1.03%            41.96%             $14,196.21           $143.43
10         62.89%             1.03%            47.60%             $14,759.80           $149.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,759.80
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,259.42


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.28%             3.72%             $10,372.00           $130.38
2          10.25%             1.28%             7.58%             $10,757.84           $135.23
3          15.76%             1.28%            11.58%             $11,158.03           $140.26
4          21.55%             1.28%            15.73%             $11,573.11           $145.48
5          27.63%             1.28%            20.04%             $12,003.63           $150.89
6          34.01%             1.28%            24.50%             $12,450.16           $156.50
7          40.71%             1.28%            29.13%             $12,913.31           $162.33
8          47.75%             1.28%            33.94%             $13,393.68           $168.36
9          55.13%             1.28%            38.92%             $13,891.93           $174.63
10         62.89%             1.28%            44.09%             $14,408.71           $181.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,408.71
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,545.19


COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                                           HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         CUMULATIVE RETURN     END BALANCE AFTER        ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO   AFTER FEES & EXPENSES    FEES & EXPENSES          EXPENSES(1)
1           5.00%             0.50%               4.50%               $10,450.00               $51.13
2          10.25%             0.50%               9.20%               $10,920.25               $53.43
3          15.76%             0.50%              14.12%               $11,411.66               $55.83
4          21.55%             0.50%              19.25%               $11,925.19               $58.34
5          27.63%             0.50%              24.62%               $12,461.82               $60.97
6          34.01%             0.50%              30.23%               $13,022.60               $63.71
7          40.71%             0.50%              36.09%               $13,608.62               $66.58
8          47.75%             0.50%              42.21%               $14,221.01               $69.57
9          55.13%             0.50%              48.61%               $14,860.95               $72.70
10         62.89%             0.50%              55.30%               $15,529.69               $75.98
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $5,529.69
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $628.23


COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                                           HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         CUMULATIVE RETURN     END BALANCE AFTER        ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO   AFTER FEES & EXPENSES    FEES & EXPENSES          EXPENSES(1)
1           5.00%             0.75%               4.25%               $10,425.00               $76.59
2          10.25%             0.75%               8.68%               $10,868.06               $79.85
3          15.76%             0.75%              13.30%               $11,329.96               $83.24
4          21.55%             0.75%              18.11%               $11,811.48               $86.78
5          27.63%             0.75%              23.13%               $12,313.47               $90.47
6          34.01%             0.75%              28.37%               $12,836.79               $94.31
7          40.71%             0.75%              33.82%               $13,382.35               $98.32
8          47.75%             0.75%              39.51%               $13,951.10              $102.50
9          55.13%             0.75%              45.44%               $14,544.02              $106.86
10         62.89%             0.75%              51.62%               $15,162.14              $111.40
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $5,162.14
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $930.32


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%


      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83


COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.15%               3.85%               $10,385.00           $117.21
2          10.25%             1.15%               7.85%               $10,784.82           $121.73
3          15.76%             1.15%              12.00%               $11,200.04           $126.41
4          21.55%             1.15%              16.31%               $11,631.24           $131.28
5          27.63%             1.15%              20.79%               $12,079.04           $136.33
6          34.01%             1.15%              25.44%               $12,544.09           $141.58
7          40.71%             1.15%              30.27%               $13,027.03           $147.03
8          47.75%             1.15%              35.29%               $13,528.57           $152.69
9          55.13%             1.15%              40.49%               $14,049.42           $158.57
10         62.89%             1.15%              45.90%               $14,590.33           $164.68
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,590.33
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,397.53


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%


      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29


COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.17%               3.83%               $10,383.00           $119.24
2          10.25%             1.17%               7.81%               $10,780.67           $123.81
3          15.76%             1.17%              11.94%               $11,193.57           $128.55
4          21.55%             1.17%              16.22%               $11,622.28           $133.47
5          27.63%             1.17%              20.67%               $12,067.42           $138.58
6          34.01%             1.17%              25.30%               $12,529.60           $143.89
7          40.71%             1.17%              30.09%               $13,009.48           $149.40
8          47.75%             1.17%              35.08%               $13,507.74           $155.13
9          55.13%             1.17%              40.25%               $14,025.09           $161.07
10         62.89%             1.17%              45.62%               $14,562.25           $167.24
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,562.25
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,420.38


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05


COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                1.03%                  3.97%              $10,397.00           $105.04
2          10.25%                1.03%                  8.10%              $10,809.76           $109.21
3          15.76%                1.03%                 12.39%              $11,238.91           $113.55
4          21.55%                1.03%                 16.85%              $11,685.09           $118.06
5          27.63%                1.03%                 21.49%              $12,148.99           $122.75
6          34.01%                1.03%                 26.31%              $12,631.31           $127.62
7          40.71%                1.03%                 31.33%              $13,132.77           $132.68
8          47.75%                1.03%                 36.54%              $13,654.14           $137.95
9          55.13%                1.03%                 41.96%              $14,196.21           $143.43
10         62.89%                1.03%                 47.60%              $14,759.80           $149.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $4,759.80
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $1,259.42


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:



Columbia Management Distributors, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.


You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:



Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199



Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)


Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)


Columbia International Fund, Variable Series


Columbia Large Cap Growth Fund, Variable Series


Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)


Columbia Mid Cap Value Fund, Variable Series (formerly named Liberty Select Value Fund, Variable Series)


Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)


Columbia S&P 500 Index Fund, Variable Series (formerly named Liberty S&P 500 Index Fund, Variable Series)


Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)


Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)


Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

(CLONE #19)



                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUND                                                        4
-----------------------------------------------------------------
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Small Company Growth Fund, Variable Series.........    4
TRUST MANAGEMENT ORGANIZATIONS                                  8
-----------------------------------------------------------------
The Trustees................................................    8
Investment Advisor..........................................    8
Portfolio Managers..........................................    8
Legal Proceedings...........................................    9
Intermediary Compensation...................................   10
Mixed and Shared Funding....................................   11
OTHER INVESTMENT STRATEGIES AND RISKS                          12
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           14
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        15
-----------------------------------------------------------------
Purchases and Redemptions...................................   15
Fund Policy on Trading of Fund Shares.......................   15
How the Fund Calculates Net Asset Value.....................   16
Dividends and Distributions.................................   17
Tax Consequences............................................   17
Other Class of Shares.......................................   17
APPENDIX A                                                     18
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the Columbia Small Company Growth Fund, Variable Series (the "Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Fund. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUND

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%                48.02%                                      44.33%     11.48%      2.71%
                                             -17.30%               -5.36%     -10.03%    -24.40%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to the annual rate of 0.50% of the average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Fund and has co-managed the Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Fund and has co-managed the Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

TRUST MANAGEMENT ORGANIZATIONS

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

TRUST MANAGEMENT ORGANIZATIONS

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

TRUST MANAGEMENT ORGANIZATIONS

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

SHORT SALES
--------------------------------------------------------------------------------
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                    0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUND CALCULATES NET ASSET VALUE
The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. The Fund's securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge.

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)

(CLONE #23)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Mid Cap Value Fund, Variable Series................     4
Columbia Small Cap Value Fund, Variable Series..............     8
TRUST MANAGEMENT ORGANIZATIONS                                  12
------------------------------------------------------------------
The Trustees................................................    12
Investment Advisor..........................................    12
Portfolio Managers..........................................    12
Legal Proceedings...........................................    13
Intermediary Compensation...................................    14
Mixed and Shared Funding....................................    15
OTHER INVESTMENT STRATEGIES AND RISKS                           16
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            18
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         20
------------------------------------------------------------------
Purchases and Redemptions...................................    20
Fund Policy on Trading of Fund Shares.......................    20
How the Funds Calculate Net Asset Value.....................    21
Dividends and Distributions.................................    22
Tax Consequences............................................    22
Other Class of Shares.......................................    22
APPENDIX A                                                      23
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Mid Cap Value Fund, Variable Series ("Mid Cap Value Fund") and Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                  COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in middle capitalization ("mid-cap") stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and improvement of operating fundamentals. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $18.2 billion. All market capitalizations are determined at the time of purchase.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community which can lower demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        3.55%                27.61%     15.59%     12.34%
                                  -11.07%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.72%
                                                          Worst quarter: 3rd quarter 2002, -16.37%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/30/00             12.34            8.82             9.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                 12.65           12.21            14.12(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.33
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.03

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Mid Cap Value Fund, Variable Series...          0.70%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

TRUST MANAGEMENT ORGANIZATIONS

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

TRUST MANAGEMENT ORGANIZATIONS

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

TRUST MANAGEMENT ORGANIZATIONS

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(Both Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

                                                           YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            17.66      15.42      12.12      13.66      13.24
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.14       0.08       0.05       0.03       0.05
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                2.04       2.32       3.30      (1.54)      0.42
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.18       2.40       3.35      (1.51)      0.47
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.08)     (0.05)     (0.03)     (0.03)
------------------------------------------------------------------------------------------------------
  From net realized gains                              --      (0.08)        --         --      (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           --      (0.16)     (0.05)     (0.03)     (0.05)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  19.84      17.66      15.42      12.12      13.66
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              12.34(d)   15.59      27.61     (11.07)      3.55(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        0.94       0.86       0.95       0.93       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.70       0.47       0.35       0.26       0.34
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(f)      --         --         --       0.48
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            64         17         12         21         15
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               1,915      1,612      1,418        632        115

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94      14.23      10.48      11.56      10.73
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12       0.09       0.07       0.02       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83       3.13       4.03      (0.73)      0.98
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95       3.22       4.10      (0.71)      1.00
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.07)     (0.03)     (0.01)     (0.02)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)     (0.44)     (0.32)     (0.36)     (0.15)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)     (0.51)     (0.35)     (0.37)     (0.17)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86      16.94      14.23      10.48      11.56
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)  22.70    39.30(d)   (6.12)(d)   9.30(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90       0.97       1.10       1.10       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67       0.57       0.59       0.18       0.22
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --       0.11       0.04       0.22
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38         30         55        125         56
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711     14,557     10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,397.00           $105.04
2          10.25%             1.03%             8.10%             $10,809.76           $109.21
3          15.76%             1.03%            12.39%             $11,238.91           $113.55
4          21.55%             1.03%            16.85%             $11,685.09           $118.06
5          27.63%             1.03%            21.49%             $12,148.99           $122.75
6          34.01%             1.03%            26.31%             $12,631.31           $127.62
7          40.71%             1.03%            31.33%             $13,132.77           $132.68
8          47.75%             1.03%            36.54%             $13,654.14           $137.95
9          55.13%             1.03%            41.96%             $14,196.21           $143.43
10         62.89%             1.03%            47.60%             $14,759.80           $149.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,759.80
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,259.42

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Mid Cap Value Fund, Variable Series (formerly named Liberty Select Value Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)

(CLONE #15)

                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Mid Cap Value Fund, Variable Series................     4
Columbia Small Cap Value Fund, Variable Series..............     8
Columbia Strategic Income Fund, Variable Series.............    12
TRUST MANAGEMENT ORGANIZATIONS                                  17
------------------------------------------------------------------
The Trustees................................................    17
Investment Advisor..........................................    17
Portfolio Managers..........................................    17
Legal Proceedings...........................................    18
Intermediary Compensation...................................    20
Mixed and Shared Funding....................................    20
OTHER INVESTMENT STRATEGIES AND RISKS                           21
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            24
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         27
------------------------------------------------------------------
Purchases and Redemptions...................................    27
Fund Policy on Trading of Fund Shares.......................    27
How the Funds Calculate Net Asset Value.....................    28
Dividends and Distributions.................................    29
Tax Consequences............................................    29
Other Class of Shares.......................................    29
APPENDIX A                                                      30
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Mid Cap Value Fund, Variable Series ("Mid Cap Value Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                  COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in middle capitalization ("mid-cap") stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and improvement of operating fundamentals. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $18.2 billion. All market capitalizations are determined at the time of purchase.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community which can lower demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        3.55%                27.61%     15.59%     12.34%
                                  -11.07%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.72%
                                                          Worst quarter: 3rd quarter 2002, -16.37%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/30/00             12.34            8.82             9.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                 12.65           12.21            14.12(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.33
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.03

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Mid Cap Value Fund, Variable Series...          0.70%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

TRUST MANAGEMENT ORGANIZATIONS

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

TRUST MANAGEMENT ORGANIZATIONS

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Mid Cap Value Fund and Small Cap Value Fund) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

                                                           YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            17.66      15.42      12.12      13.66      13.24
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.14       0.08       0.05       0.03       0.05
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                2.04       2.32       3.30      (1.54)      0.42
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     2.18       2.40       3.35      (1.51)      0.47
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.08)     (0.05)     (0.03)     (0.03)
------------------------------------------------------------------------------------------------------
  From net realized gains                              --      (0.08)        --         --      (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           --      (0.16)     (0.05)     (0.03)     (0.05)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  19.84      17.66      15.42      12.12      13.66
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              12.34(d)   15.59      27.61     (11.07)      3.55(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                        0.94       0.86       0.95       0.93       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(e)                           0.70       0.47       0.35       0.26       0.34
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(f)      --         --         --       0.48
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            64         17         12         21         15
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               1,915      1,612      1,418        632        115

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                    2005          2004              2003       2002       2001
                                                   Class A       Class A           Class A    Class A    Class A
                                                   -------       -------           -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94         14.23             10.48      11.56      10.73
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12          0.09              0.07       0.02       0.02
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83          3.13              4.03      (0.73)      0.98
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95          3.22              4.10      (0.71)      1.00
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --         (0.07)            (0.03)     (0.01)     (0.02)
----------------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)        (0.44)            (0.32)     (0.36)     (0.15)
----------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)        (0.51)            (0.35)     (0.37)     (0.17)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86         16.94             14.23      10.48      11.56
----------------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)   22.70             39.30(d)   (6.12)(d)   9.30(d)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90          0.97              1.10       1.10       1.10
----------------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67          0.57              0.59       0.18       0.22
----------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)         --              0.11       0.04       0.22
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38            30                55        125         56
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711        14,557            10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,397.00           $105.04
2          10.25%             1.03%             8.10%             $10,809.76           $109.21
3          15.76%             1.03%            12.39%             $11,238.91           $113.55
4          21.55%             1.03%            16.85%             $11,685.09           $118.06
5          27.63%             1.03%            21.49%             $12,148.99           $122.75
6          34.01%             1.03%            26.31%             $12,631.31           $127.62
7          40.71%             1.03%            31.33%             $13,132.77           $132.68
8          47.75%             1.03%            36.54%             $13,654.14           $137.95
9          55.13%             1.03%            41.96%             $14,196.21           $143.43
10         62.89%             1.03%            47.60%             $14,759.80           $149.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,759.80
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,259.42

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Mid Cap Value Fund, Variable Series (formerly named Liberty Select Value Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

(CLONE #18)

                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Small Cap Value Fund, Variable Series..............    4
Columbia Strategic Income Fund, Variable Series.............    8
TRUST MANAGEMENT ORGANIZATIONS                                 13
-----------------------------------------------------------------
The Trustees................................................   13
Investment Advisor..........................................   13
Portfolio Managers..........................................   13
Legal Proceedings...........................................   14
Intermediary Compensation...................................   15
Mixed and Shared Funding....................................   16
OTHER INVESTMENT STRATEGIES AND RISKS                          17
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           20
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        22
-----------------------------------------------------------------
Purchases and Redemptions...................................   22
Fund Policy on Trading of Fund Shares.......................   22
How the Funds Calculate Net Asset Value.....................   23
Dividends and Distributions.................................   24
Tax Consequences............................................   24
Other Class of Shares.......................................   24
APPENDIX A                                                     25
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

TRUST MANAGEMENT ORGANIZATIONS

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

TRUST MANAGEMENT ORGANIZATIONS

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

TRUST MANAGEMENT ORGANIZATIONS

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Small Cap Value Fund) The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

OTHER INVESTMENT STRATEGIES AND RISKS

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(Both Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94      14.23      10.48      11.56      10.73
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12       0.09       0.07       0.02       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83       3.13       4.03      (0.73)      0.98
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95       3.22       4.10      (0.71)      1.00
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.07)     (0.03)     (0.01)     (0.02)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)     (0.44)     (0.32)     (0.36)     (0.15)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)     (0.51)     (0.35)     (0.37)     (0.17)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86      16.94      14.23      10.48      11.56
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)  22.70    39.30(d)   (6.12)(d)   9.30(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90       0.97       1.10       1.10       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67       0.57       0.59       0.18       0.22
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --       0.11       0.04       0.22
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38         30         55        125         56
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711     14,557     10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

(CLONE #16)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............    4
Columbia Large Cap Value Fund, Variable Series..............   10
Columbia Small Company Growth Fund, Variable Series.........   14
TRUST MANAGEMENT ORGANIZATIONS                                 18
-----------------------------------------------------------------
The Trustees................................................   18
Investment Advisor..........................................   18
Portfolio Managers and Investment Sub-Advisor...............   18
Legal Proceedings...........................................   23
Intermediary Compensation...................................   24
Mixed and Shared Funding....................................   25
OTHER INVESTMENT STRATEGIES AND RISKS                          26
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           28
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        31
-----------------------------------------------------------------
Purchases and Redemptions...................................   31
Fund Policy on Trading of Fund Shares.......................   31
How the Funds Calculate Net Asset Value.....................   32
Dividends and Distributions.................................   33
Tax Consequences............................................   33
Other Class of Shares.......................................   33
APPENDIX A                                                     34
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund") and Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%                48.02%                                      44.33%     11.48%      2.71%
                                             -17.30%               -5.36%     -10.03%    -24.40%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series........................................          0.45%
Columbia Large Cap Value Fund, Variable
  Series........................................          0.76%
Columbia Small Company Growth Fund, Variable
  Series........................................          0.50%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

TRUST MANAGEMENT ORGANIZATIONS

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

TRUST MANAGEMENT ORGANIZATIONS

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

TRUST MANAGEMENT ORGANIZATIONS

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

TRUST MANAGEMENT ORGANIZATIONS

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

TRUST MANAGEMENT ORGANIZATIONS

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Large Cap Value Fund) The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund) The Fund may use equity futures to gain exposure to groups of stocks or individual issuers. The Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. The Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Large Cap Value Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------

(Asset Allocation Fund and Small Company Growth Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------

(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------

(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------

(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

(Asset Allocation Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------

(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                    Year ended December 31,
                                                       2005       2004       2003       2002       2001
                                                      Class A    Class A    Class A    Class A    Class A
                                                      -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)             14.83      13.80      11.87      13.86       16.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                              0.33       0.31       0.30       0.36        0.39(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                           0.61       1.04       2.02      (1.94)      (1.86)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.94       1.35       2.32      (1.58)      (1.47)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                           (0.37)     (0.32)     (0.39)     (0.41)      (0.45)
---------------------------------------------------------------------------------------------------------
  From net realized gains                                 --         --         --         --       (0.57)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (0.37)     (0.32)     (0.39)     (0.41)      (1.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                   15.40      14.83      13.80      11.87       13.86
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                  6.53(e)(f)   9.99(e)  20.46(e) (11.73)      (9.19)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                           0.75       0.75       0.75       0.70        0.71
---------------------------------------------------------------------------------------------------------
  Net investment income(g)                              2.28       2.27       2.43       2.73        2.68(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  0.04       0.02       0.01         --          --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               92         60        103        118          57
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 187,987    216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82      14.15      11.97      15.55      18.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26       0.25       0.21       0.15       0.16
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75       1.70       2.16      (3.56)     (0.35)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01       1.95       2.37      (3.41)     (0.19)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.28)     (0.19)     (0.17)     (0.15)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (2.34)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --         --      (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.28)     (0.19)     (0.17)     (2.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83      15.82      14.15      11.97      15.55
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)   13.76(d)   19.79(d)  (21.95)   (0.60)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.76       0.80       0.88       0.96
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62       1.68       1.66       1.08       0.92
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05       0.11       0.09         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         37         73         69         53
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489    206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                    0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth &
  Income Fund, Variable Series)
Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)

(CLONE #20)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUND                                                        4
-----------------------------------------------------------------
This sections discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............    4
TRUST MANAGEMENT ORGANIZATIONS                                 10
-----------------------------------------------------------------
The Trustees................................................   10
Investment Advisor..........................................   10
Portfolio Managers and Investment Sub-Advisor...............   10
Legal Proceedings...........................................   13
Intermediary Compensation...................................   15
Mixed and Shared Funding....................................   15
OTHER INVESTMENT STRATEGIES AND RISKS                          16
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           18
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        19
-----------------------------------------------------------------
Purchases and Redemptions...................................   19
Fund Policy on Trading of Fund Shares.......................   19
How the Fund Calculates Net Asset Value.....................   20
Dividends and Distributions.................................   21
Tax Consequences............................................   21
Other Class of Shares.......................................   21
APPENDIX A                                                     22
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the Columbia Asset Allocation Fund, Variable Series (the "Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Fund. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUND

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUND

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUND

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to the annual rate of 0.45% of the average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Fund and has co-managed the Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Fund and has co-managed the Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Fund assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

TRUST MANAGEMENT ORGANIZATIONS

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Hoffman has been

TRUST MANAGEMENT ORGANIZATIONS

associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

TRUST MANAGEMENT ORGANIZATIONS

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap value stocks category and has co-managed that portion of the Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Fund allocated to non-investment grade bonds and has managed that portion of the Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Fund allocated to foreign stocks and has co-managed that portion of the Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Fund allocated to foreign stocks and has co-managed that portion of the Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics

TRUST MANAGEMENT ORGANIZATIONS

oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

TRUST MANAGEMENT ORGANIZATIONS

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
The Fund may use equity futures to gain exposure to groups of stocks or individual issuers. The Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. The Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES
--------------------------------------------------------------------------------
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                    Year ended December 31,
                                                       2005       2004       2003       2002       2001
                                                      Class A    Class A    Class A    Class A    Class A
                                                      -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)             14.83      13.80      11.87      13.86       16.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                              0.33       0.31       0.30       0.36        0.39(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                           0.61       1.04       2.02      (1.94)      (1.86)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.94       1.35       2.32      (1.58)      (1.47)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                           (0.37)     (0.32)     (0.39)     (0.41)      (0.45)
---------------------------------------------------------------------------------------------------------
  From net realized gains                                 --         --         --         --       (0.57)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (0.37)     (0.32)     (0.39)     (0.41)      (1.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                   15.40      14.83      13.80      11.87       13.86
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                  6.53(e)(f)   9.99(e)  20.46(e) (11.73)      (9.19)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                           0.75       0.75       0.75       0.70        0.71
---------------------------------------------------------------------------------------------------------
  Net investment income(g)                              2.28       2.27       2.43       2.73        2.68(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  0.04       0.02       0.01         --          --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               92         60        103        118          57
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 187,987    216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUND CALCULATES NET ASSET VALUE
The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. The Fund's securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)

(CLONE #14)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
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THE FUNDS                                                       4
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Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............    4
Columbia International Fund, Variable Series................   10
Columbia Large Cap Growth Fund, Variable Series.............   14
Columbia Large Cap Value Fund, Variable Series..............   18
Columbia Small Cap Value Fund, Variable Series..............   22
Columbia Strategic Income Fund, Variable Series.............   26
TRUST MANAGEMENT ORGANIZATIONS                                 31
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The Trustees................................................   31
Investment Advisor..........................................   31
Portfolio Managers and Investment Sub-Advisor...............   31
Legal Proceedings...........................................   36
Intermediary Compensation...................................   38
Mixed and Shared Funding....................................   38
OTHER INVESTMENT STRATEGIES AND RISKS                          39
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FINANCIAL HIGHLIGHTS                                           43
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SHAREHOLDER INFORMATION                                        49
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Purchases and Redemptions...................................   49
Fund Policy on Trading of Fund Shares.......................   49
How the Funds Calculate Net Asset Value.....................   50
Dividends and Distributions.................................   51
Tax Consequences............................................   51
Other Class of Shares.......................................   51
APPENDIX A                                                     52
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia International Fund, Variable Series ("International Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization ("small-cap") stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.54%     13.73%     13.16%
                                  -3.27%                           -18.47%    -24.35%    -13.35%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                5/2/94             13.16           2.72             4.22
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                       N/A                 13.54           4.55             5.84

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.19

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class A shares would be 0.08% and total annual fund operating expenses for Class A shares would be 0.95%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $121                  $378                   $654                   $1,443

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia International Fund, Variable Series...          0.86%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
FRED COPPER, a portfolio manager of Columbia Advisors, is the manager for the International Fund and has managed or co-managed the International Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-

TRUST MANAGEMENT ORGANIZATIONS

and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit

TRUST MANAGEMENT ORGANIZATIONS

has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The
Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund) The Fund may use equity futures to gain exposure to groups of stocks or individual issuers. The Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. The Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Large Cap Value Fund and International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund) The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund and Large Cap Growth Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                    Year ended December 31,
                                                       2005       2004       2003       2002       2001
                                                      Class A    Class A    Class A    Class A    Class A
                                                      -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)             14.83      13.80      11.87      13.86       16.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                              0.33       0.31       0.30       0.36        0.39(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                           0.61       1.04       2.02      (1.94)      (1.86)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.94       1.35       2.32      (1.58)      (1.47)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                           (0.37)     (0.32)     (0.39)     (0.41)      (0.45)
---------------------------------------------------------------------------------------------------------
  From net realized gains                                 --         --         --         --       (0.57)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (0.37)     (0.32)     (0.39)     (0.41)      (1.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                   15.40      14.83      13.80      11.87       13.86
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                  6.53(e)(f)   9.99(e)  20.46(e) (11.73)      (9.19)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                           0.75       0.75       0.75       0.70        0.71
---------------------------------------------------------------------------------------------------------
  Net investment income(g)                              2.28       2.27       2.43       2.73        2.68(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  0.04       0.02       0.01         --          --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               92         60        103        118          57
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 187,987    216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.90       1.69       1.26       1.46       1.93
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.02       0.03       0.01       0.01
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.22       0.21       0.42      (0.20)     (0.48)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.25       0.23       0.45      (0.19)     (0.47)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.02)     (0.02)     (0.01)        --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.15       1.90       1.69       1.26       1.46
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              13.16(d)   13.73(d)(e)  35.54(d) (13.35)   (24.35)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.95       0.95       0.97       1.13       1.23
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.49       0.98       1.84       0.62       0.41
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.20       0.21       0.18         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            67        101        104         39         34
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              61,525     70,391     75,184     28,883     41,299

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82      14.15      11.97      15.55      18.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26       0.25       0.21       0.15       0.16
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75       1.70       2.16      (3.56)     (0.35)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01       1.95       2.37      (3.41)     (0.19)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.28)     (0.19)     (0.17)     (0.15)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (2.34)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --         --      (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.28)     (0.19)     (0.17)     (2.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83      15.82      14.15      11.97      15.55
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)   13.76(d)   19.79(d)  (21.95)   (0.60)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.76       0.80       0.88       0.96
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62       1.68       1.66       1.08       0.92
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05       0.11       0.09         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         37         73         69         53
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489    206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94      14.23      10.48      11.56      10.73
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12       0.09       0.07       0.02       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83       3.13       4.03      (0.73)      0.98
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95       3.22       4.10      (0.71)      1.00
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.07)     (0.03)     (0.01)     (0.02)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)     (0.44)     (0.32)     (0.36)     (0.15)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)     (0.51)     (0.35)     (0.37)     (0.17)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86      16.94      14.23      10.48      11.56
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)  22.70    39.30(d)   (6.12)(d)   9.30(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90       0.97       1.10       1.10       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67       0.57       0.59       0.18       0.22
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --       0.11       0.04       0.22
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38         30         55        125         56
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711     14,557     10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.19%             3.81%             $10,381.00           $121.27
2                           10.25%             1.19%             7.77%             $10,776.52           $125.89
3                           15.76%             1.19%            11.87%             $11,187.10           $130.68
4                           21.55%             1.19%            16.13%             $11,613.33           $135.66
5                           27.63%             1.19%            20.56%             $12,055.80           $140.83
6                           34.01%             1.19%            25.15%             $12,515.12           $146.20
7                           40.71%             1.19%            29.92%             $12,991.95           $151.77
8                           47.75%             1.19%            34.87%             $13,486.94           $157.55
9                           55.13%             1.19%            40.01%             $14,000.80           $163.55
10                          62.89%             1.19%            45.34%             $14,534.23           $169.78
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,534.23
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,443.18

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia International Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

(CLONE #13)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Large Cap Growth Fund, Variable Series.............    10
Columbia Large Cap Value Fund, Variable Series..............    14
Columbia Money Market Fund, Variable Series.................    18
Columbia Small Cap Value Fund, Variable Series..............    22
Columbia Strategic Income Fund, Variable Series.............    26
TRUST MANAGEMENT ORGANIZATIONS                                  31
------------------------------------------------------------------
The Trustees................................................    31
Investment Advisor..........................................    31
Portfolio Managers and Investment Sub-Advisor...............    31
Legal Proceedings...........................................    36
Intermediary Compensation...................................    38
Mixed and Shared Funding....................................    38
OTHER INVESTMENT STRATEGIES AND RISKS                           39
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            43
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         49
------------------------------------------------------------------
Purchases and Redemptions...................................    49
Fund Policy on Trading of Fund Shares.......................    49
How the Funds Calculate Net Asset Value.....................    50
Dividends and Distributions.................................    51
Tax Consequences............................................    51
Other Class of Shares.......................................    51
APPENDIX A                                                      52
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

TRUST MANAGEMENT ORGANIZATIONS

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud

TRUST MANAGEMENT ORGANIZATIONS

provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

TRUST MANAGEMENT ORGANIZATIONS

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.
subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund) The Fund may use equity futures to gain exposure to groups of stocks or individual issuers. The Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. The Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund and Large Cap Value Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund) The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund and Large Cap Growth Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           14.83      13.80      11.87      13.86      16.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.33       0.31       0.30       0.36       0.39(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                        0.61       1.04       2.02      (1.94)     (1.86)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.94       1.35       2.32      (1.58)     (1.47)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.37)     (0.32)     (0.39)     (0.41)     (0.45)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (0.57)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.37)     (0.32)     (0.39)     (0.41)     (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 15.40      14.83      13.80      11.87      13.86
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                6.53(e)(f)    9.99(e)   20.46(e)  (11.73)   (9.19)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.75       0.75       0.75       0.70       0.71
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            2.28       2.27       2.43       2.73       2.68(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.04       0.02       0.01         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             92         60        103        118         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              187,987    216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82      14.15      11.97      15.55      18.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26       0.25       0.21       0.15       0.16
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75       1.70       2.16      (3.56)     (0.35)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01       1.95       2.37      (3.41)     (0.19)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.28)     (0.19)     (0.17)     (0.15)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (2.34)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --         --      (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.28)     (0.19)     (0.17)     (2.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83      15.82      14.15      11.97      15.55
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)   13.76(d)   19.79(d)  (21.95)   (0.60)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.76       0.80       0.88       0.96
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62       1.68       1.66       1.08       0.92
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05       0.11       0.09         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         37         73         69         53
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489    206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94      14.23      10.48      11.56      10.73
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12       0.09       0.07       0.02       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83       3.13       4.03      (0.73)      0.98
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95       3.22       4.10      (0.71)      1.00
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.07)     (0.03)     (0.01)     (0.02)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)     (0.44)     (0.32)     (0.36)     (0.15)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)     (0.51)     (0.35)     (0.37)     (0.17)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86      16.94      14.23      10.48      11.56
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)  22.70    39.30(d)   (6.12)(d)   9.30(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90       0.97       1.10       1.10       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67       0.57       0.59       0.18       0.22
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --       0.11       0.04       0.22
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38         30         55        125         56
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711     14,557     10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

(CLONE #6)


                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    10
Columbia Large Cap Growth Fund, Variable Series.............    14
Columbia Money Market Fund, Variable Series.................    18
Columbia Small Company Growth Fund, Variable Series.........    22
TRUST MANAGEMENT ORGANIZATIONS                                  26
------------------------------------------------------------------
The Trustees................................................    26
Investment Advisor..........................................    26
Portfolio Managers and Investment Sub-Advisor...............    26
Legal Proceedings...........................................    31
Intermediary Compensation...................................    33
Mixed and Shared Funding....................................    33
OTHER INVESTMENT STRATEGIES AND RISKS                           34
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            37
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         42
------------------------------------------------------------------
Purchases and Redemptions...................................    42
Fund Policy on Trading of Fund Shares.......................    42
How the Funds Calculate Net Asset Value.....................    43
Dividends and Distributions.................................    44
Tax Consequences............................................    44
Other Class of Shares.......................................    44
APPENDIX A                                                      45
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund") and Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                     15.63%     16.82%     12.54%     12.53%     -1.02%      -9.19%    -11.73%     20.46%      9.99%     6.53%
                      1996       1997       1998       1999       2000        2001      2002        2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005


                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%     -12.02%    -24.64%    -30.13%    25.24%     -1.95%     4.74%
                        1996       1997       1998       1999        2000       2001       2002      2003       2004      2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%      -17.30%   48.02%     -5.36%     -10.03%    -24.40%    44.33%     11.48%      2.71%
                        1996       1997         1998     1999       2000        2001       2002      2003       2004       2005


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia Small Company Growth Fund, Variable
  Series.......................................          0.50%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

TRUST MANAGEMENT ORGANIZATIONS

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Federal Securities Fund) The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund, Small Company Growth Fund and Federal Securities
Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           14.83      13.80      11.87      13.86      16.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.33       0.31       0.30       0.36       0.39(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                        0.61       1.04       2.02      (1.94)     (1.86)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.94       1.35       2.32      (1.58)     (1.47)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.37)     (0.32)     (0.39)     (0.41)     (0.45)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (0.57)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.37)     (0.32)     (0.39)     (0.41)     (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 15.40      14.83      13.80      11.87      13.86
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                6.53(e)(f)    9.99(e)   20.46(e)  (11.73)   (9.19)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.75       0.75       0.75       0.70       0.71
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            2.28       2.27       2.43       2.73       2.68(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.04       0.02       0.01         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             92         60        103        118         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              187,987    216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                    0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)

(CLONE #2)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............    4
Columbia Federal Securities Fund, Variable Series...........   10
Columbia International Fund, Variable Series................   14
Columbia Large Cap Growth Fund, Variable Series.............   18
Columbia Large Cap Value Fund, Variable Series..............   22
Columbia Money Market Fund, Variable Series.................   26
Columbia Small Company Growth Fund, Variable Series.........   30
Columbia Strategic Income Fund, Variable Series.............   34
TRUST MANAGEMENT ORGANIZATIONS                                 39
-----------------------------------------------------------------
The Trustees................................................   39
Investment Advisor..........................................   39
Portfolio Managers and Investment Sub-Advisor...............   39
Legal Proceedings...........................................   45
Intermediary Compensation...................................   46
Mixed and Shared Funding....................................   47
OTHER INVESTMENT STRATEGIES AND RISKS                          48
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           52
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        60
-----------------------------------------------------------------
Purchases and Redemptions...................................   60
Fund Policy on Trading of Fund Shares.......................   60
How the Funds Calculate Net Asset Value.....................   61
Dividends and Distributions.................................   62
Tax Consequences............................................   62
Other Class of Shares.......................................   62
APPENDIX A                                                     63
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia International Fund, Variable Series ("International Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization ("small-cap") stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.54%     13.73%     13.16%
                                  -3.27%                           -18.47%    -24.35%    -13.35%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                5/2/94             13.16           2.72             4.22
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                       N/A                 13.54           4.55             5.84

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.19

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class A shares would be 0.08% and total annual fund operating expenses for Class A shares would be 0.95%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $121                  $378                   $654                   $1,443

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%                48.02%                                      44.33%     11.48%      2.71%
                                             -17.30%               -5.36%     -10.03%    -24.40%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series........................................          0.45%
Columbia Federal Securities Fund, Variable
  Series........................................          0.38%
Columbia International Fund, Variable Series....          0.86%
Columbia Large Cap Growth Fund, Variable
  Series........................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series........................................          0.76%
Columbia Money Market Fund, Variable Series.....          0.35%
Columbia Small Company Growth Fund, Variable
  Series........................................          0.50%
Columbia Strategic Income Fund, Variable
  Series........................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

TRUST MANAGEMENT ORGANIZATIONS

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

TRUST MANAGEMENT ORGANIZATIONS

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
FRED COPPER, a portfolio manager of Columbia Advisors, is the manager for the International Fund and has managed or co-managed the International Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

TRUST MANAGEMENT ORGANIZATIONS

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

TRUST MANAGEMENT ORGANIZATIONS

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund, Small Company Growth Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Funds may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) The Funds may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Funds have flexibility to vary their allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Funds, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Large Cap Value Fund and International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund, Small Company Growth Fund and Federal Securities
Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                          Year ended December 31,
                                                        2005           2004         2003         2002         2001
                                                       Class A        Class A      Class A      Class A      Class A
                                                       -------        -------      -------      -------      -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)               14.83          13.80        11.87        13.86        16.35
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                0.33           0.31         0.30         0.36         0.39(b)
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                             0.61           1.04         2.02        (1.94)       (1.86)(b)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.94           1.35         2.32        (1.58)       (1.47)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             (0.37)         (0.32)       (0.39)       (0.41)       (0.45)
---------------------------------------------------------------------------------------------------------------------
  From net realized gains                                   --             --           --           --        (0.57)
---------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.37)         (0.32)       (0.39)       (0.41)       (1.02)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                     15.40          14.83        13.80        11.87        13.86
---------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                    6.53(e)(f)     9.99(e)     20.46(e)    (11.73)       (9.19)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                             0.75           0.75         0.75         0.70         0.71
---------------------------------------------------------------------------------------------------------------------
  Net investment income(g)                                2.28           2.27         2.43         2.73         2.68(b)
---------------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                    0.04           0.02         0.01           --           --
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 92             60          103          118           57
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                  187,987        216,123      233,730      194,327      279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                    2005       2004         2003       2002       2001
                                                   Class A    Class A      Class A    Class A    Class A
                                                   -------    -------      -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.90       1.69         1.26       1.46       1.93
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.02         0.03       0.01       0.01
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.22       0.21         0.42      (0.20)     (0.48)
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.25       0.23         0.45      (0.19)     (0.47)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.02)       (0.02)     (0.01)        --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.15       1.90         1.69       1.26       1.46
--------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              13.16(d)   13.73(d)(e)  35.54(d)  (13.35)    (24.35)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.95       0.95         0.97       1.13       1.23
--------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.49       0.98         1.84       0.62       0.41
--------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.20       0.21         0.18         --         --
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            67        101          104         39         34
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              61,525     70,391       75,184     28,883     41,299

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                   YEAR ENDED DECEMBER 31,
                                                    2005           2004       2003       2002       2001
                                                   Class A        Class A    Class A    Class A    Class A
                                                   -------        -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82          14.15      11.97      15.55      18.27
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26           0.25       0.21       0.15       0.16
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75           1.70       2.16      (3.56)     (0.35)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01           1.95       2.37      (3.41)     (0.19)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --          (0.28)     (0.19)     (0.17)     (0.15)
----------------------------------------------------------------------------------------------------------
  From net realized gains                               --             --         --         --      (2.34)
----------------------------------------------------------------------------------------------------------
  Return of capital                                     --             --         --         --      (0.04)
----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --          (0.28)     (0.19)     (0.17)     (2.53)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83          15.82      14.15      11.97      15.55
----------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)    13.76(d)   19.79(d)  (21.95)     (0.60)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80           0.76       0.80       0.88       0.96
----------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62           1.68       1.66       1.08       0.92
----------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05           0.11       0.09         --         --
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73             37         73         69         53
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489        206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                    0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.19%             3.81%             $10,381.00           $121.27
2                           10.25%             1.19%             7.77%             $10,776.52           $125.89
3                           15.76%             1.19%            11.87%             $11,187.10           $130.68
4                           21.55%             1.19%            16.13%             $11,613.33           $135.66
5                           27.63%             1.19%            20.56%             $12,055.80           $140.83
6                           34.01%             1.19%            25.15%             $12,515.12           $146.20
7                           40.71%             1.19%            29.92%             $12,991.95           $151.77
8                           47.75%             1.19%            34.87%             $13,486.94           $157.55
9                           55.13%             1.19%            40.01%             $14,000.80           $163.55
10                          62.89%             1.19%            45.34%             $14,534.23           $169.78
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,534.23
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,443.18

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia International Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

(CLONE #1)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    10
Columbia Large Cap Growth Fund, Variable Series.............    14
Columbia Large Cap Value Fund, Variable Series..............    18
Columbia Mid Cap Value Fund, Variable Series................    22
Columbia Money Market Fund, Variable Series.................    26
Columbia S&P 500 Index Fund, Variable Series................    30
Columbia Small Cap Value Fund, Variable Series..............    34
Columbia Strategic Income Fund, Variable Series.............    38
TRUST MANAGEMENT ORGANIZATIONS                                  43
------------------------------------------------------------------
The Trustees................................................    43
Investment Advisor..........................................    43
Portfolio Managers and Investment Sub-Advisor...............    43
Legal Proceedings...........................................    49
Rule 12b-1 Plan.............................................    51
Mixed and Shared Funding....................................    52
OTHER INVESTMENT STRATEGIES AND RISKS                           53
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         67
------------------------------------------------------------------
Purchases and Redemptions...................................    67
Fund Policy on Trading of Fund Shares.......................    67
How the Funds Calculate Net Asset Value.....................    68
Dividends and Distributions.................................    69
Tax Consequences............................................    69
Other Class of Shares.......................................    69
APPENDIX A                                                      70
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Mid Cap Value Fund, Variable Series ("Mid Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia S&P 500 Index Fund, Variable Series ("S&P 500 Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class B shares for all Funds, except for the Money Market Fund.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.29%      9.80%      6.40%
                                                                   -1.15%     -9.39%     -11.94%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 6.40           2.32             6.61(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                           4.91           0.54             9.07
--------------------------------------------------------------------------------------------------
Lehman Index (%)                                            2.43           5.87             6.16

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.04

(1)  The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

(2) The Fund's advisor and distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.90%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.15%, other expenses for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the advisor or distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

     EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $106                  $331                   $574                   $1,271

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.30%      6.86%      9.59%      2.32%      3.92%      2.43%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.24%
                                           Worst quarter: 2nd quarter 2004, -2.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 2.43           4.99             5.66(1)
--------------------------------------------------------------------------------------------------
Citigroup Index (%)                                         2.71           5.46             6.04

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.05%                 4.49%
                                                                   -12.15%    -24.80%    -30.27%               -2.15%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.08%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 4.49          -7.68             5.17(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                           5.26          -3.58             6.73

(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class B shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (3) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.03

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse a portion of the 12b-1 fee for Class B shares. If this reimbursement were reflected in the table the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 0.95%. This arrangement may be modified or terminated by the distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.
Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%     13.46%      6.20%
                                                                              -0.65%     -22.06%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                6.20            2.23             9.61(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          7.05            5.28            10.94
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          4.91            0.54             9.07

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1)(3) (%)            1.12

(1) The Fund's distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.23% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the fee waiver discussed in footnote (3) below). This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the 12b-1 fee waiver discussed in footnote (1) above). This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $114                  $356                   $617                   $1,363

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in middle capitalization ("mid-cap") stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and improvement of operating fundamentals. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $18.2 billion. All market capitalizations are determined at the time of purchase.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community which can lower demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                        3.47%                27.44%     15.32%     12.07%
                                  -11.21%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00             12.07            8.64             9.79
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                 12.65           12.21            14.12(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.33
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.28

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.07% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $130                  $406                   $702                   $1,545

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index")(1), which is comprised of 500 widely held, large capitalization ("large-cap") U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index.

Although a security may be included in the S&P 500 Index, the Fund's investment advisor may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $778 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Management Distributors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                                             27.68%     10.12%      4.22%
                       -12.07%    -22.75%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00              4.22           -0.09            -1.05
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                        N/A                  4.91            0.54            -0.16(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.20
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.30
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.75

(1) The Fund's advisor has voluntarily agreed to waive 0.064% of advisory fees. If this waiver was reflected in the table, the management fee for Class B shares would be 0.14% and total annual fund operating expenses for Class B shares would be 0.69%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $77                   $240                   $417                    $930

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%     22.51%      5.47%
                                                        -6.14%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                          LIFE OF
                                                          1 YEAR         5 YEARS         THE FUND
Class B (%)                                                5.47           13.04             9.69(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          4.71           13.55             9.47(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $117                  $365                   $633                   $1,398

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%      9.85%      1.41%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2004, -2.20%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                1.41            8.10             6.69(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                         2.37            6.11             6.17

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.03

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.22% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Mid Cap Value Fund, Variable Series...          0.70%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia S&P 500 Index Fund, Variable Series...          0.19%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is the manager for the S&P 500 Fund and has managed the S&P 500 Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

TRUST MANAGEMENT ORGANIZATIONS

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund, other than the Money Market Fund, has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B share distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, if any, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Asset Allocation Fund                                      0.90%
Federal Securities Fund                                    0.90%
Large Cap Growth Fund                                      0.95%
Mid Cap Value Fund                                         1.10%
S&P 500 Fund                                               0.75%
Small Cap Value Fund                                       1.10%
Strategic Income Fund                                      1.00%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Advisors will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portion of the Class B share distribution fee for the following Fund:

Large Cap Value Fund                                       0.02%

These arrangements may be modified or terminated by Columbia Advisors or the distributor at any time.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

TRUST MANAGEMENT ORGANIZATIONS

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Funds may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) The Funds may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Funds have flexibility to vary their allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Funds, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund and Large Cap Value Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                             Year ended December 31,
                                                  2005      2004      2003      2002      2001
                                                 Class B   Class B   Class B   Class B   Class B
                                                 -------   -------   -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        14.77     13.75     11.82     13.81     16.33
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.31      0.29      0.28      0.33      0.35(b)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                     0.61      1.03      2.02     (1.93)    (1.85)(b)
------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.92      1.32      2.30     (1.60)    (1.50)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.35)    (0.30)    (0.37)    (0.39)    (0.45)
------------------------------------------------------------------------------------------------
  From net realized gains                            --        --        --        --     (0.57)
------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders      (0.35)    (0.30)    (0.37)    (0.39)    (1.02)
------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              15.34     14.77     13.75     11.82     13.81
------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                          6.40(f)   9.80     20.29    (11.94)    (9.39)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                      0.90      0.90      0.90      0.90      0.90
------------------------------------------------------------------------------------------------
  Net investment income(g)                         2.13      2.12      2.27      2.53      2.49(b)
------------------------------------------------------------------------------------------------
  Waiver/reimbursement                             0.14      0.12      0.10      0.05      0.06
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          92        60       103       118        57
------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            63,836    68,167    64,902    51,540    47,754

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD
  ($)                                       11.01         11.12         11.30        10.78         10.72
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                   0.40          0.44          0.45         0.44          0.54(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and futures
     contracts                              (0.15)        (0.01)        (0.19)        0.55          0.17(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.25          0.43          0.26         0.99          0.71
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                (0.58)        (0.53)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
  From net realized gains                   (0.04)        (0.01)           --           --            --
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                              (0.62)        (0.54)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)        10.64         11.01         11.12        11.30         10.78
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                    2.43          3.92          2.32         9.59          6.86
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  SUPPLEMENTED DATA (%):
  Expenses(f)                                0.88          0.90          0.90         0.90          0.91
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                   3.74          4.02          3.99         4.03          5.02(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                         --(g)         --(g)       0.01         0.01          0.04
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   127            14            47           69            36
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)      92,884       103,141       109,616       102,671       49,987

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than 0.01%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                      Year ended December 31,
                                                         2005       2004       2003       2002       2001
                                                        Class B    Class B    Class B    Class B    Class B
                                                        -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)               23.67      24.19      19.40      27.82      44.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                         0.03       0.10(b)   (0.01)      0.03      (0.02)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.03      (0.62)      4.85      (8.45)    (10.27)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.06      (0.52)      4.84      (8.42)    (10.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             (0.09)        --      (0.05)        --       --(c)
-----------------------------------------------------------------------------------------------------------
  From net realized gains                                   --         --         --         --      (6.48)
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.09)        --      (0.05)        --      (6.48)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                     24.64      23.67      24.19      19.40      27.82
-----------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                 4.49      (2.15)     25.05     (30.27)    (24.80)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                             0.95       0.95       0.95       0.95       0.95
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                         0.13       0.43      (0.03)      0.14      (0.06)
-----------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                    0.06       0.03       0.06       0.07       0.06
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                113          4        138         68         57
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   18,803     21,715     25,730     22,042     32,830

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would have been reduced.

(f) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                       YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                        15.80         14.14         11.95         15.53         18.26
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.22          0.21          0.18          0.13          0.15
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments                  0.76          1.69          2.17         (3.56)        (0.35)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.98          1.90          2.35         (3.43)        (0.20)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.24)        (0.16)        (0.15)        (0.15)
---------------------------------------------------------------------------------------------------------
  From net realized gains                     --            --            --            --         (2.34)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --            --         (0.04)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.24)        (0.16)        (0.15)        (2.53)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         16.78         15.80         14.14         11.95         15.53
---------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                   6.20(e)      13.46         19.66        (22.06)        (0.65)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.03          0.99          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  1.39          1.45          1.46          0.96          0.88
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.07          0.13          0.14          0.13          0.21
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   73            37            73            69            53
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     42,407        46,396        44,594        27,756        25,742

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

                                                            YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             17.64      15.41      12.11      13.65      13.24
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.10       0.04       0.03       0.01       0.05
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 2.03       2.32       3.29      (1.54)      0.41
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.13       2.36       3.32      (1.53)      0.46
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.05)     (0.02)     (0.01)     (0.03)
-------------------------------------------------------------------------------------------------------
  From net realized gains                               --      (0.08)        --         --      (0.02)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.02)     (0.01)     (0.05)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   19.77      17.64      15.41      12.11      13.65
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                            12.07      15.32      27.44     (11.21)      3.47
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         1.10       1.10       1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(e)                            0.54       0.23       0.20       0.09       0.34
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09       0.01       0.10       0.08       0.73
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             64         17         12         21         15
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               41,416     41,125     36,782     24,615     16,886

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             10.43       9.59       7.57       9.89      11.31
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.12       0.13(b)    0.09       0.08       0.07
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts                0.32       0.84       2.01      (2.33)     (1.43)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.44       0.97       2.10      (2.25)     (1.36)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.13)     (0.08)     (0.06)     (0.06)
-------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.01)        --
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.08)     (0.07)     (0.06)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.87      10.43       9.59       7.57       9.89
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                             4.22(f)   10.12      27.68     (22.75)    (12.07)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                         0.69       0.75       0.75       0.75       0.75
-------------------------------------------------------------------------------------------------------
  Net investment income(g)                            1.19       1.29       1.05       0.88       0.72
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.01       0.14       0.22       0.14       0.53
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              7          6          3         17          7
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               52,431     54,646     48,442     28,762     28,835

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              16.92      14.22     10.47      11.55      10.73
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                             0.08       0.07      0.07       0.02       0.02
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                  0.84       3.12      4.03      (0.73)      0.97
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.92       3.19      4.10      (0.71)      0.99
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             --      (0.05)    (0.03)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------
  From net realized gains                             (0.03)     (0.44)    (0.32)     (0.36)     (0.15)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders          (0.03)     (0.49)    (0.35)     (0.37)     (0.17)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    17.81      16.92     14.22      10.47      11.55
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                              5.47(e)   22.51     39.34      (6.14)      9.20
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                          1.10       1.10      1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(f)                             0.47       0.43      0.54       0.18       0.22
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 0.05       0.12      0.36       0.29       0.47
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              38         30        55        125         56
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               399,540    264,487    58,730     12,080      9,020

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                         9.95          9.80          8.89          8.91          9.41
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.58          0.59          0.60          0.63          0.79(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and foreign
     currency                              (0.44)         0.38          1.04          0.09         (0.46)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.14          0.97          1.64          0.72          0.33
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.82)        (0.73)        (0.72)        (0.81)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --         (0.02)        (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.82)        (0.73)        (0.74)        (0.83)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         10.09          9.95          9.80          8.89          8.91
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                   1.41          9.85         18.43          8.08          3.54
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.00          1.00          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  5.82          5.88          6.17          6.92          8.27(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.01          0.05          0.05          0.01          0.10
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   40           103            61            62            62
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     56,507        60,210        55,825        32,407        19,481

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Money Market Fund and B shares of the other Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.04%             3.96%             $10,396.00           $106.06
2                           10.25%             1.04%             8.08%             $10,807.68           $110.26
3                           15.76%             1.04%            12.36%             $11,235.67           $114.63
4                           21.55%             1.04%            16.81%             $11,680.60           $119.16
5                           27.63%             1.04%            21.43%             $12,143.15           $123.88
6                           34.01%             1.04%            26.24%             $12,624.02           $128.79
7                           40.71%             1.04%            31.24%             $13,123.93           $133.89
8                           47.75%             1.04%            36.44%             $13,643.64           $139.19
9                           55.13%             1.04%            41.84%             $14,183.93           $144.70
10                          62.89%             1.04%            47.46%             $14,745.61           $150.43
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,745.61
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,271.00

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.90%             4.10%             $10,410.30            $91.54
2                           10.25%             0.90%             8.37%             $10,837.43            $95.30
3                           15.76%             0.90%            12.82%             $11,282.09            $99.21
4                           21.55%             0.90%            17.45%             $11,745.00           $103.28
5                           27.63%             0.90%            22.27%             $12,226.90           $107.51
6                           34.01%             0.90%            27.29%             $12,728.57           $111.93
7                           40.71%             0.90%            32.51%             $13,250.82           $116.52
8                           47.75%             0.90%            37.94%             $13,794.50           $121.30
9                           55.13%             0.90%            43.60%             $14,360.49           $126.28
10                          62.89%             0.90%            49.50%             $14,949.70           $131.46
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,949.70
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,104.31

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,396.90           $105.15
2          10.25%             1.03%             8.10%             $10,809.55           $109.32
3          15.76%             1.03%            12.39%             $11,238.58           $113.66
4          21.55%             1.03%            16.85%             $11,684.64           $118.17
5          27.63%             1.03%            21.48%             $12,148.41           $122.86
6          34.01%             1.03%            26.31%             $12,630.58           $127.74
7          40.71%             1.03%            31.32%             $13,131.88           $132.81
8          47.75%             1.03%            36.53%             $13,653.09           $138.08
9          55.13%             1.03%            41.95%             $14,194.98           $143.56
10         62.89%             1.03%            47.58%             $14,758.38           $149.25
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,758.38
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,260.58

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.12%             3.88%             $10,388.00           $114.17
2          10.25%             1.12%             7.91%             $10,791.05           $118.60
3          15.76%             1.12%            12.10%             $11,209.75           $123.20
4          21.55%             1.12%            16.45%             $11,644.69           $127.98
5          27.63%             1.12%            20.96%             $12,096.50           $132.95
6          34.01%             1.12%            25.66%             $12,565.84           $138.11
7          40.71%             1.12%            30.53%             $13,053.40           $143.47
8          47.75%             1.12%            35.60%             $13,559.87           $149.03
9          55.13%             1.12%            40.86%             $14,085.99           $154.82
10         62.89%             1.12%            46.33%             $14,632.53           $160.82
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,632.53
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,363.17

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.28%             3.72%             $10,372.00           $130.38
2          10.25%             1.28%             7.58%             $10,757.84           $135.23
3          15.76%             1.28%            11.58%             $11,158.03           $140.26
4          21.55%             1.28%            15.73%             $11,573.11           $145.48
5          27.63%             1.28%            20.04%             $12,003.63           $150.89
6          34.01%             1.28%            24.50%             $12,450.16           $156.50
7          40.71%             1.28%            29.13%             $12,913.31           $162.33
8          47.75%             1.28%            33.94%             $13,393.68           $168.36
9          55.13%             1.28%            38.92%             $13,891.93           $174.63
10         62.89%             1.28%            44.09%             $14,408.71           $181.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,408.71
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,545.19

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                                           HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         CUMULATIVE RETURN     END BALANCE AFTER        ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO   AFTER FEES & EXPENSES    FEES & EXPENSES          EXPENSES(1)
1           5.00%             0.75%               4.25%               $10,425.00               $76.59
2          10.25%             0.75%               8.68%               $10,868.06               $79.85
3          15.76%             0.75%              13.30%               $11,329.96               $83.24
4          21.55%             0.75%              18.11%               $11,811.48               $86.78
5          27.63%             0.75%              23.13%               $12,313.47               $90.47
6          34.01%             0.75%              28.37%               $12,836.79               $94.31
7          40.71%             0.75%              33.82%               $13,382.35               $98.32
8          47.75%             0.75%              39.51%               $13,951.10              $102.50
9          55.13%             0.75%              45.44%               $14,544.02              $106.86
10         62.89%             0.75%              51.62%               $15,162.14              $111.40
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $5,162.14
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $930.32

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.15%               3.85%               $10,385.00           $117.21
2          10.25%             1.15%               7.85%               $10,784.82           $121.73
3          15.76%             1.15%              12.00%               $11,200.04           $126.41
4          21.55%             1.15%              16.31%               $11,631.24           $131.28
5          27.63%             1.15%              20.79%               $12,079.04           $136.33
6          34.01%             1.15%              25.44%               $12,544.09           $141.58
7          40.71%             1.15%              30.27%               $13,027.03           $147.03
8          47.75%             1.15%              35.29%               $13,528.57           $152.69
9          55.13%             1.15%              40.49%               $14,049.42           $158.57
10         62.89%             1.15%              45.90%               $14,590.33           $164.68
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,590.33
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,397.53

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                1.03%                  3.97%              $10,397.00           $105.04
2          10.25%                1.03%                  8.10%              $10,809.76           $109.21
3          15.76%                1.03%                 12.39%              $11,238.91           $113.55
4          21.55%                1.03%                 16.85%              $11,685.09           $118.06
5          27.63%                1.03%                 21.49%              $12,148.99           $122.75
6          34.01%                1.03%                 26.31%              $12,631.31           $127.62
7          40.71%                1.03%                 31.33%              $13,132.77           $132.68
8          47.75%                1.03%                 36.54%              $13,654.14           $137.95
9          55.13%                1.03%                 41.96%              $14,196.21           $143.43
10         62.89%                1.03%                 47.60%              $14,759.80           $149.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $4,759.80
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $1,259.42

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Mid Cap Value Fund, Variable Series (formerly named Liberty Select Value Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia S&P 500 Index Fund, Variable Series (formerly named Liberty S&P 500 Index Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial
  Strategic Income Fund, Variable Series)

(CLONE #9)

                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    10
Columbia Large Cap Growth Fund, Variable Series.............    14
Columbia Large Cap Value Fund, Variable Series..............    18
Columbia Mid Cap Value Fund, Variable Series................    22
Columbia Money Market Fund, Variable Series.................    26
Columbia S&P 500 Index Fund, Variable Series................    30
Columbia Strategic Income Fund, Variable Series.............    34
TRUST MANAGEMENT ORGANIZATIONS                                  39
------------------------------------------------------------------
The Trustees................................................    39
Investment Advisor..........................................    39
Portfolio Managers and Investment Sub-Advisor...............    39
Legal Proceedings...........................................    45
Rule 12b-1 Plan.............................................    47
Mixed and Shared Funding....................................    48
OTHER INVESTMENT STRATEGIES AND RISKS                           49
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            53
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         61
------------------------------------------------------------------
Purchases and Redemptions...................................    61
Fund Policy on Trading of Fund Shares.......................    61
How the Funds Calculate Net Asset Value.....................    62
Dividends and Distributions.................................    63
Tax Consequences............................................    63
Other Class of Shares.......................................    63
APPENDIX A                                                      64
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Mid Cap Value Fund, Variable Series ("Mid Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia S&P 500 Index Fund, Variable Series ("S&P 500 Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares for the Money Market Fund and only Class B shares for all the other Funds.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.29%      9.80%      6.40%
                                                                   -1.15%     -9.39%     -11.94%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 6.40           2.32             6.61(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                           4.91           0.54             9.07
--------------------------------------------------------------------------------------------------
Lehman Index (%)                                            2.43           5.87             6.16

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.04

(1)  The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

(2) The Fund's advisor and distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.90%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.15%, other expenses for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the advisor or distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

     EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $106                  $331                   $574                   $1,271

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.30%      6.86%      9.59%      2.32%      3.92%      2.43%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.24%
                                           Worst quarter: 2nd quarter 2004, -2.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 2.43           4.99             5.66(1)
--------------------------------------------------------------------------------------------------
Citigroup Index (%)                                         2.71           5.46             6.04

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.05%                 4.49%
                                                                   -12.15%    -24.80%    -30.27%               -2.15%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.08%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 4.49          -7.68             5.17(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                           5.26          -3.58             6.73

(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class B shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (3) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.03

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse a portion of the 12b-1 fee for Class B shares. If this reimbursement were reflected in the table the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 0.95%. This arrangement may be modified or terminated by the distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%     13.46%      6.20%
                                                                              -0.65%     -22.06%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                6.20            2.23             9.61(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          7.05            5.28            10.94
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          4.91            0.54             9.07

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1)(3) (%)            1.12

(1) The Fund's distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.23% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the fee waiver discussed in footnote (3) below). This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the 12b-1 fee waiver discussed in footnote (1) above). This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $114                  $356                   $617                   $1,363

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in middle capitalization ("mid-cap") stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and improvement of operating fundamentals. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $18.2 billion. All market capitalizations are determined at the time of purchase.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community which can lower demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                        3.47%                27.44%     15.32%     12.07%
                                  -11.21%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00             12.07            8.64             9.79
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                 12.65           12.21            14.12(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.33
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.28

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.07% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $130                  $406                   $702                   $1,545

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index")(1), which is comprised of 500 widely held, large capitalization ("large-cap") U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index.

Although a security may be included in the S&P 500 Index, the Fund's investment advisor may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $778 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Management Distributors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                                             27.68%     10.12%      4.22%
                       -12.07%    -22.75%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00              4.22           -0.09            -1.05
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                        N/A                  4.91            0.54            -0.16(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.20
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.30
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.75

(1) The Fund's advisor has voluntarily agreed to waive 0.064% of advisory fees. If this waiver was reflected in the table, the management fee for Class B shares would be 0.14% and total annual fund operating expenses for Class B shares would be 0.69%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $77                   $240                   $417                    $930

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%      9.85%      1.41%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2004, -2.20%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                1.41            8.10             6.69(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                         2.37            6.11             6.17

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.03

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.22% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Mid Cap Value Fund, Variable Series...          0.70%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia S&P 500 Index Fund, Variable Series...          0.19%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is the manager for the S&P 500 Fund and has managed the S&P 500 Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

TRUST MANAGEMENT ORGANIZATIONS

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund, other than the Money Market Fund, has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B share distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, if any, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Asset Allocation Fund                                      0.90%
Federal Securities Fund                                    0.90%
Large Cap Growth Fund                                      0.95%
Mid Cap Value Fund                                         1.10%
S&P 500 Fund                                               0.75%
Strategic Income Fund                                      1.00%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Advisors will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portion of the Class B share distribution fee for the following Fund:

Large Cap Value Fund                                       0.02%

These arrangements may be modified or terminated by Columbia Advisors or the distributor at any time.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Funds may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) The Funds may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Funds have flexibility to vary their allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Funds, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund and Large Cap Value Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                             Year ended December 31,
                                                  2005      2004      2003      2002      2001
                                                 Class B   Class B   Class B   Class B   Class B
                                                 -------   -------   -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        14.77     13.75     11.82     13.81     16.33
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.31      0.29      0.28      0.33      0.35(b)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                     0.61      1.03      2.02     (1.93)    (1.85)(b)
------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.92      1.32      2.30     (1.60)    (1.50)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.35)    (0.30)    (0.37)    (0.39)    (0.45)
------------------------------------------------------------------------------------------------
  From net realized gains                            --        --        --        --     (0.57)
------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders      (0.35)    (0.30)    (0.37)    (0.39)    (1.02)
------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              15.34     14.77     13.75     11.82     13.81
------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                          6.40(f)   9.80     20.29    (11.94)    (9.39)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                      0.90      0.90      0.90      0.90      0.90
------------------------------------------------------------------------------------------------
  Net investment income(g)                         2.13      2.12      2.27      2.53      2.49(b)
------------------------------------------------------------------------------------------------
  Waiver/reimbursement                             0.14      0.12      0.10      0.05      0.06
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          92        60       103       118        57
------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            63,836    68,167    64,902    51,540    47,754

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD
  ($)                                       11.01         11.12         11.30        10.78         10.72
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                   0.40          0.44          0.45         0.44          0.54(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and futures
     contracts                              (0.15)        (0.01)        (0.19)        0.55          0.17(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.25          0.43          0.26         0.99          0.71
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                (0.58)        (0.53)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
  From net realized gains                   (0.04)        (0.01)           --           --            --
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                              (0.62)        (0.54)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)        10.64         11.01         11.12        11.30         10.78
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                    2.43          3.92          2.32         9.59          6.86
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  SUPPLEMENTED DATA (%):
  Expenses(f)                                0.88          0.90          0.90         0.90          0.91
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                   3.74          4.02          3.99         4.03          5.02(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                         --(g)         --(g)       0.01         0.01          0.04
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   127            14            47           69            36
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)      92,884       103,141       109,616       102,671       49,987

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than 0.01%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                      Year ended December 31,
                                                         2005       2004       2003       2002       2001
                                                        Class B    Class B    Class B    Class B    Class B
                                                        -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)               23.67      24.19      19.40      27.82      44.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                         0.03       0.10(b)   (0.01)      0.03      (0.02)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.03      (0.62)      4.85      (8.45)    (10.27)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.06      (0.52)      4.84      (8.42)    (10.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             (0.09)        --      (0.05)        --       --(c)
-----------------------------------------------------------------------------------------------------------
  From net realized gains                                   --         --         --         --      (6.48)
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.09)        --      (0.05)        --      (6.48)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                     24.64      23.67      24.19      19.40      27.82
-----------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                 4.49      (2.15)     25.05     (30.27)    (24.80)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                             0.95       0.95       0.95       0.95       0.95
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                         0.13       0.43      (0.03)      0.14      (0.06)
-----------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                    0.06       0.03       0.06       0.07       0.06
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                113          4        138         68         57
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   18,803     21,715     25,730     22,042     32,830

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would have been reduced.

(f) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                       YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                        15.80         14.14         11.95         15.53         18.26
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.22          0.21          0.18          0.13          0.15
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments                  0.76          1.69          2.17         (3.56)        (0.35)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.98          1.90          2.35         (3.43)        (0.20)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.24)        (0.16)        (0.15)        (0.15)
---------------------------------------------------------------------------------------------------------
  From net realized gains                     --            --            --            --         (2.34)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --            --         (0.04)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.24)        (0.16)        (0.15)        (2.53)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         16.78         15.80         14.14         11.95         15.53
---------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                   6.20(e)      13.46         19.66        (22.06)        (0.65)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.03          0.99          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  1.39          1.45          1.46          0.96          0.88
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.07          0.13          0.14          0.13          0.21
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   73            37            73            69            53
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     42,407        46,396        44,594        27,756        25,742

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

                                                            YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             17.64      15.41      12.11      13.65      13.24
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.10       0.04       0.03       0.01       0.05
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 2.03       2.32       3.29      (1.54)      0.41
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.13       2.36       3.32      (1.53)      0.46
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.05)     (0.02)     (0.01)     (0.03)
-------------------------------------------------------------------------------------------------------
  From net realized gains                               --      (0.08)        --         --      (0.02)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.02)     (0.01)     (0.05)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   19.77      17.64      15.41      12.11      13.65
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                            12.07      15.32      27.44     (11.21)      3.47
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         1.10       1.10       1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(e)                            0.54       0.23       0.20       0.09       0.34
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09       0.01       0.10       0.08       0.73
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             64         17         12         21         15
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               41,416     41,125     36,782     24,615     16,886

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             10.43       9.59       7.57       9.89      11.31
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.12       0.13(b)    0.09       0.08       0.07
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts                0.32       0.84       2.01      (2.33)     (1.43)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.44       0.97       2.10      (2.25)     (1.36)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.13)     (0.08)     (0.06)     (0.06)
-------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.01)        --
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.08)     (0.07)     (0.06)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.87      10.43       9.59       7.57       9.89
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                             4.22(f)   10.12      27.68     (22.75)    (12.07)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                         0.69       0.75       0.75       0.75       0.75
-------------------------------------------------------------------------------------------------------
  Net investment income(g)                            1.19       1.29       1.05       0.88       0.72
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.01       0.14       0.22       0.14       0.53
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              7          6          3         17          7
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               52,431     54,646     48,442     28,762     28,835

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                         9.95          9.80          8.89          8.91          9.41
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.58          0.59          0.60          0.63          0.79(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and foreign
     currency                              (0.44)         0.38          1.04          0.09         (0.46)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.14          0.97          1.64          0.72          0.33
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.82)        (0.73)        (0.72)        (0.81)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --         (0.02)        (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.82)        (0.73)        (0.74)        (0.83)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         10.09          9.95          9.80          8.89          8.91
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                   1.41          9.85         18.43          8.08          3.54
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.00          1.00          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  5.82          5.88          6.17          6.92          8.27(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.01          0.05          0.05          0.01          0.10
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   40           103            61            62            62
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     56,507        60,210        55,825        32,407        19,481

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, S&P 500 Fund and Strategic Income Fund also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Money Market Fund and Class B shares of the other Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.04%             3.96%             $10,396.00           $106.06
2                           10.25%             1.04%             8.08%             $10,807.68           $110.26
3                           15.76%             1.04%            12.36%             $11,235.67           $114.63
4                           21.55%             1.04%            16.81%             $11,680.60           $119.16
5                           27.63%             1.04%            21.43%             $12,143.15           $123.88
6                           34.01%             1.04%            26.24%             $12,624.02           $128.79
7                           40.71%             1.04%            31.24%             $13,123.93           $133.89
8                           47.75%             1.04%            36.44%             $13,643.64           $139.19
9                           55.13%             1.04%            41.84%             $14,183.93           $144.70
10                          62.89%             1.04%            47.46%             $14,745.61           $150.43
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,745.61
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,271.00

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.90%             4.10%             $10,410.30            $91.54
2                           10.25%             0.90%             8.37%             $10,837.43            $95.30
3                           15.76%             0.90%            12.82%             $11,282.09            $99.21
4                           21.55%             0.90%            17.45%             $11,745.00           $103.28
5                           27.63%             0.90%            22.27%             $12,226.90           $107.51
6                           34.01%             0.90%            27.29%             $12,728.57           $111.93
7                           40.71%             0.90%            32.51%             $13,250.82           $116.52
8                           47.75%             0.90%            37.94%             $13,794.50           $121.30
9                           55.13%             0.90%            43.60%             $14,360.49           $126.28
10                          62.89%             0.90%            49.50%             $14,949.70           $131.46
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,949.70
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,104.31

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,396.90           $105.15
2          10.25%             1.03%             8.10%             $10,809.55           $109.32
3          15.76%             1.03%            12.39%             $11,238.58           $113.66
4          21.55%             1.03%            16.85%             $11,684.64           $118.17
5          27.63%             1.03%            21.48%             $12,148.41           $122.86
6          34.01%             1.03%            26.31%             $12,630.58           $127.74
7          40.71%             1.03%            31.32%             $13,131.88           $132.81
8          47.75%             1.03%            36.53%             $13,653.09           $138.08
9          55.13%             1.03%            41.95%             $14,194.98           $143.56
10         62.89%             1.03%            47.58%             $14,758.38           $149.25
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,758.38
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,260.58

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.12%             3.88%             $10,388.00           $114.17
2          10.25%             1.12%             7.91%             $10,791.05           $118.60
3          15.76%             1.12%            12.10%             $11,209.75           $123.20
4          21.55%             1.12%            16.45%             $11,644.69           $127.98
5          27.63%             1.12%            20.96%             $12,096.50           $132.95
6          34.01%             1.12%            25.66%             $12,565.84           $138.11
7          40.71%             1.12%            30.53%             $13,053.40           $143.47
8          47.75%             1.12%            35.60%             $13,559.87           $149.03
9          55.13%             1.12%            40.86%             $14,085.99           $154.82
10         62.89%             1.12%            46.33%             $14,632.53           $160.82
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,632.53
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,363.17

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.28%             3.72%             $10,372.00           $130.38
2          10.25%             1.28%             7.58%             $10,757.84           $135.23
3          15.76%             1.28%            11.58%             $11,158.03           $140.26
4          21.55%             1.28%            15.73%             $11,573.11           $145.48
5          27.63%             1.28%            20.04%             $12,003.63           $150.89
6          34.01%             1.28%            24.50%             $12,450.16           $156.50
7          40.71%             1.28%            29.13%             $12,913.31           $162.33
8          47.75%             1.28%            33.94%             $13,393.68           $168.36
9          55.13%             1.28%            38.92%             $13,891.93           $174.63
10         62.89%             1.28%            44.09%             $14,408.71           $181.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,408.71
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,545.19

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                                           HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         CUMULATIVE RETURN     END BALANCE AFTER        ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO   AFTER FEES & EXPENSES    FEES & EXPENSES          EXPENSES(1)
1           5.00%             0.75%               4.25%               $10,425.00               $76.59
2          10.25%             0.75%               8.68%               $10,868.06               $79.85
3          15.76%             0.75%              13.30%               $11,329.96               $83.24
4          21.55%             0.75%              18.11%               $11,811.48               $86.78
5          27.63%             0.75%              23.13%               $12,313.47               $90.47
6          34.01%             0.75%              28.37%               $12,836.79               $94.31
7          40.71%             0.75%              33.82%               $13,382.35               $98.32
8          47.75%             0.75%              39.51%               $13,951.10              $102.50
9          55.13%             0.75%              45.44%               $14,544.02              $106.86
10         62.89%             0.75%              51.62%               $15,162.14              $111.40
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $5,162.14
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $930.32

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                1.03%                  3.97%              $10,397.00           $105.04
2          10.25%                1.03%                  8.10%              $10,809.76           $109.21
3          15.76%                1.03%                 12.39%              $11,238.91           $113.55
4          21.55%                1.03%                 16.85%              $11,685.09           $118.06
5          27.63%                1.03%                 21.49%              $12,148.99           $122.75
6          34.01%                1.03%                 26.31%              $12,631.31           $127.62
7          40.71%                1.03%                 31.33%              $13,132.77           $132.68
8          47.75%                1.03%                 36.54%              $13,654.14           $137.95
9          55.13%                1.03%                 41.96%              $14,196.21           $143.43
10         62.89%                1.03%                 47.60%              $14,759.80           $149.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $4,759.80
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $1,259.42

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Mid Cap Value Fund, Variable Series (formerly named Liberty Select Value Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia S&P 500 Index Fund, Variable Series (formerly named Liberty S&P 500 Index Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial
  Strategic Income Fund, Variable Series)

(CLONE #8)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    10
Columbia Large Cap Growth Fund, Variable Series.............    14
Columbia Large Cap Value Fund, Variable Series..............    18
Columbia Money Market Fund, Variable Series.................    22
Columbia Small Cap Value Fund, Variable Series..............    26
TRUST MANAGEMENT ORGANIZATIONS                                  30
------------------------------------------------------------------
The Trustees................................................    30
Investment Advisor..........................................    30
Portfolio Managers and Investment Sub-Advisor...............    30
Legal Proceedings...........................................    35
Rule 12b-1 Plan.............................................    37
Mixed and Shared Funding....................................    38
OTHER INVESTMENT STRATEGIES AND RISKS                           39
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            42
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         48
------------------------------------------------------------------
Purchases and Redemptions...................................    48
Fund Policy on Trading of Fund Shares.......................    48
How the Funds Calculate Net Asset Value.....................    49
Dividends and Distributions.................................    50
Tax Consequences............................................    50
Other Class of Shares.......................................    50
APPENDIX A                                                      51
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund") and Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class B shares for all Funds, except for the Money Market Fund.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.29%      9.80%      6.40%
                                                                   -1.15%     -9.39%     -11.94%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 6.40           2.32             6.61(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                           4.91           0.54             9.07
--------------------------------------------------------------------------------------------------
Lehman Index (%)                                            2.43           5.87             6.16

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.04

(1)  The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

(2) The Fund's advisor and distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.90%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.15%, other expenses for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the advisor or distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

     EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $106                  $331                   $574                   $1,271

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.30%      6.86%      9.59%      2.32%      3.92%      2.43%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.24%
                                           Worst quarter: 2nd quarter 2004, -2.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 2.43           4.99             5.66(1)
--------------------------------------------------------------------------------------------------
Citigroup Index (%)                                         2.71           5.46             6.04

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.05%                 4.49%
                                                                   -12.15%    -24.80%    -30.27%               -2.15%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.08%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 4.49          -7.68             5.17(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                           5.26          -3.58             6.73

(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class B shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (3) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.03

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse a portion of the 12b-1 fee for Class B shares. If this reimbursement were reflected in the table the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 0.95%. This arrangement may be modified or terminated by the distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%     13.46%      6.20%
                                                                              -0.65%     -22.06%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                6.20            2.23             9.61(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          7.05            5.28            10.94
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          4.91            0.54             9.07

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1)(3) (%)            1.12

(1) The Fund's distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.23% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the fee waiver discussed in footnote (3) below). This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the 12b-1 fee waiver discussed in footnote (1) above). This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $114                  $356                   $617                   $1,363

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%     22.51%      5.47%
                                                        -6.14%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                          LIFE OF
                                                          1 YEAR         5 YEARS         THE FUND
Class B (%)                                                5.47           13.04             9.69(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          4.71           13.55             9.47(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $117                  $365                   $633                   $1,398

See Appendix A for additional hypothetical investment and expense information.

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

TRUST MANAGEMENT ORGANIZATIONS

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

TRUST MANAGEMENT ORGANIZATIONS

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund, other than the Money Market Fund, has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B share distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, if any, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Asset Allocation Fund                                      0.90%
Federal Securities Fund                                    0.90%
Large Cap Growth Fund                                      0.95%
Small Cap Value Fund                                       1.10%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Advisors will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portion of the Class B share distribution fee for the following Fund:

Large Cap Value Fund                                       0.02%

These arrangements may be modified or terminated by Columbia Advisors or the distributor at any time.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

TRUST MANAGEMENT ORGANIZATIONS

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund and Money Market Fund. Asset Allocation Fund uses Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Large Cap Value Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                             Year ended December 31,
                                                  2005      2004      2003      2002      2001
                                                 Class B   Class B   Class B   Class B   Class B
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        14.77     13.75     11.82     13.81     16.33
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.31      0.29      0.28      0.33      0.35(b)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                     0.61      1.03      2.02     (1.93)    (1.85)(b)
------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.92      1.32      2.30     (1.60)    (1.50)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.35)    (0.30)    (0.37)    (0.39)    (0.45)
------------------------------------------------------------------------------------------------
  From net realized gains                            --        --        --        --     (0.57)
------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders      (0.35)    (0.30)    (0.37)    (0.39)    (1.02)
------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              15.34     14.77     13.75     11.82     13.81
------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                          6.40(f)   9.80     20.29    (11.94)    (9.39)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                      0.90      0.90      0.90      0.90      0.90
------------------------------------------------------------------------------------------------
  Net investment income(g)                         2.13      2.12      2.27      2.53      2.49(b)
------------------------------------------------------------------------------------------------
  Waiver/reimbursement                             0.14      0.12      0.10      0.05      0.06
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          92        60       103       118        57
------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            63,836    68,167    64,902    51,540    47,754

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD
  ($)                                       11.01         11.12         11.30        10.78         10.72
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                   0.40          0.44          0.45         0.44          0.54(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and futures
     contracts                              (0.15)        (0.01)        (0.19)        0.55          0.17(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.25          0.43          0.26         0.99          0.71
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                (0.58)        (0.53)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
  From net realized gains                   (0.04)        (0.01)           --           --            --
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                              (0.62)        (0.54)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)        10.64         11.01         11.12        11.30         10.78
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                    2.43          3.92          2.32         9.59          6.86
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  SUPPLEMENTED DATA (%):
  Expenses(f)                                0.88          0.90          0.90         0.90          0.91
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                   3.74          4.02          3.99         4.03          5.02(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                         --(g)         --(g)       0.01         0.01          0.04
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   127            14            47           69            36
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)      92,884       103,141       109,616       102,671       49,987

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than 0.01%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                      Year ended December 31,
                                                         2005       2004       2003       2002       2001
                                                        Class B    Class B    Class B    Class B    Class B
                                                        -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)               23.67      24.19      19.40      27.82      44.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                         0.03       0.10(b)   (0.01)      0.03      (0.02)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.03      (0.62)      4.85      (8.45)    (10.27)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.06      (0.52)      4.84      (8.42)    (10.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             (0.09)        --      (0.05)        --       --(c)
-----------------------------------------------------------------------------------------------------------
  From net realized gains                                   --         --         --         --      (6.48)
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.09)        --      (0.05)        --      (6.48)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                     24.64      23.67      24.19      19.40      27.82
-----------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                 4.49      (2.15)     25.05     (30.27)    (24.80)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                             0.95       0.95       0.95       0.95       0.95
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                         0.13       0.43      (0.03)      0.14      (0.06)
-----------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                    0.06       0.03       0.06       0.07       0.06
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                113          4        138         68         57
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   18,803     21,715     25,730     22,042     32,830

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would have been reduced.

(f) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                        15.80         14.14         11.95         15.53         18.26
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.22          0.21          0.18          0.13          0.15
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments                  0.76          1.69          2.17         (3.56)        (0.35)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.98          1.90          2.35         (3.43)        (0.20)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.24)        (0.16)        (0.15)        (0.15)
---------------------------------------------------------------------------------------------------------
  From net realized gains                     --            --            --            --         (2.34)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --            --         (0.04)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.24)        (0.16)        (0.15)        (2.53)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         16.78         15.80         14.14         11.95         15.53
---------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                   6.20(e)      13.46         19.66        (22.06)        (0.65)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.03          0.99          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  1.39          1.45          1.46          0.96          0.88
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.07          0.13          0.14          0.13          0.21
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   73            37            73            69            53
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     42,407        46,396        44,594        27,756        25,742

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              16.92      14.22     10.47      11.55      10.73
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                             0.08       0.07      0.07       0.02       0.02
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                  0.84       3.12      4.03      (0.73)      0.97
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.92       3.19      4.10      (0.71)      0.99
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             --      (0.05)    (0.03)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------
  From net realized gains                             (0.03)     (0.44)    (0.32)     (0.36)     (0.15)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders          (0.03)     (0.49)    (0.35)     (0.37)     (0.17)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    17.81      16.92     14.22      10.47      11.55
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                              5.47(e)   22.51     39.34      (6.14)      9.20
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                          1.10       1.10      1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(f)                             0.47       0.43      0.54       0.18       0.22
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 0.05       0.12      0.36       0.29       0.47
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              38         30        55        125         56
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               399,540    264,487    58,730     12,080      9,020

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Money Market Fund and B shares of the other Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.04%             3.96%             $10,396.00           $106.06
2                           10.25%             1.04%             8.08%             $10,807.68           $110.26
3                           15.76%             1.04%            12.36%             $11,235.67           $114.63
4                           21.55%             1.04%            16.81%             $11,680.60           $119.16
5                           27.63%             1.04%            21.43%             $12,143.15           $123.88
6                           34.01%             1.04%            26.24%             $12,624.02           $128.79
7                           40.71%             1.04%            31.24%             $13,123.93           $133.89
8                           47.75%             1.04%            36.44%             $13,643.64           $139.19
9                           55.13%             1.04%            41.84%             $14,183.93           $144.70
10                          62.89%             1.04%            47.46%             $14,745.61           $150.43
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,745.61
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,271.00

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.90%             4.10%             $10,410.30            $91.54
2                           10.25%             0.90%             8.37%             $10,837.43            $95.30
3                           15.76%             0.90%            12.82%             $11,282.09            $99.21
4                           21.55%             0.90%            17.45%             $11,745.00           $103.28
5                           27.63%             0.90%            22.27%             $12,226.90           $107.51
6                           34.01%             0.90%            27.29%             $12,728.57           $111.93
7                           40.71%             0.90%            32.51%             $13,250.82           $116.52
8                           47.75%             0.90%            37.94%             $13,794.50           $121.30
9                           55.13%             0.90%            43.60%             $14,360.49           $126.28
10                          62.89%             0.90%            49.50%             $14,949.70           $131.46
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,949.70
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,104.31

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,396.90           $105.15
2          10.25%             1.03%             8.10%             $10,809.55           $109.32
3          15.76%             1.03%            12.39%             $11,238.58           $113.66
4          21.55%             1.03%            16.85%             $11,684.64           $118.17
5          27.63%             1.03%            21.48%             $12,148.41           $122.86
6          34.01%             1.03%            26.31%             $12,630.58           $127.74
7          40.71%             1.03%            31.32%             $13,131.88           $132.81
8          47.75%             1.03%            36.53%             $13,653.09           $138.08
9          55.13%             1.03%            41.95%             $14,194.98           $143.56
10         62.89%             1.03%            47.58%             $14,758.38           $149.25
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,758.38
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,260.58

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.12%             3.88%             $10,388.00           $114.17
2          10.25%             1.12%             7.91%             $10,791.05           $118.60
3          15.76%             1.12%            12.10%             $11,209.75           $123.20
4          21.55%             1.12%            16.45%             $11,644.69           $127.98
5          27.63%             1.12%            20.96%             $12,096.50           $132.95
6          34.01%             1.12%            25.66%             $12,565.84           $138.11
7          40.71%             1.12%            30.53%             $13,053.40           $143.47
8          47.75%             1.12%            35.60%             $13,559.87           $149.03
9          55.13%             1.12%            40.86%             $14,085.99           $154.82
10         62.89%             1.12%            46.33%             $14,632.53           $160.82
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,632.53
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,363.17

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.15%               3.85%               $10,385.00           $117.21
2          10.25%             1.15%               7.85%               $10,784.82           $121.73
3          15.76%             1.15%              12.00%               $11,200.04           $126.41
4          21.55%             1.15%              16.31%               $11,631.24           $131.28
5          27.63%             1.15%              20.79%               $12,079.04           $136.33
6          34.01%             1.15%              25.44%               $12,544.09           $141.58
7          40.71%             1.15%              30.27%               $13,027.03           $147.03
8          47.75%             1.15%              35.29%               $13,528.57           $152.69
9          55.13%             1.15%              40.49%               $14,049.42           $158.57
10         62.89%             1.15%              45.90%               $14,590.33           $164.68
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,590.33
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,397.53

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)

(CLONE #4)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    10
Columbia Large Cap Growth Fund, Variable Series.............    16
Columbia Large Cap Value Fund, Variable Series..............    20
Columbia Mid Cap Value Fund, Variable Series................    24
Columbia Money Market Fund, Variable Series.................    28
Columbia S&P 500 Index Fund, Variable Series................    32
Columbia Strategic Income Fund, Variable Series.............    36
TRUST MANAGEMENT ORGANIZATIONS                                  41
------------------------------------------------------------------
The Trustees................................................    41
Investment Advisor..........................................    41
Portfolio Managers and Investment Sub-Advisor...............    41
Legal Proceedings...........................................    47
Rule 12b-1 Plan.............................................    49
Mixed and Shared Funding....................................    49
OTHER INVESTMENT STRATEGIES AND RISKS                           50
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            54
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         64
------------------------------------------------------------------
Purchases and Redemptions...................................    64
Fund Policy on Trading of Fund Shares.......................    64
How the Funds Calculate Net Asset Value.....................    65
Dividends and Distributions.................................    66
Tax Consequences............................................    66
Other Class of Shares.......................................    66
APPENDIX A                                                      67
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Mid Cap Value Fund, Variable Series ("Mid Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia S&P 500 Index Fund, Variable Series ("S&P 500 Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares for the Money Market Fund and only Class B shares for all the other Funds except Federal Securities Fund. This prospectus contains both Class A and Class B shares for the Federal Securities Fund.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.29%      9.80%      6.40%
                                                                   -1.15%     -9.39%     -11.94%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 6.40           2.32             6.61(1)
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                           4.91           0.54             9.07
--------------------------------------------------------------------------------------------------
Lehman Index (%)                                            2.43           5.87             6.16

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.04

(1)  The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

(2) The Fund's advisor and distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.90%. If this waiver and reimbursement were reflected in the table, the 12b-1 fee for Class B shares would be 0.15%, other expenses for Class B shares would be 0.15% and total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the advisor or distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

     EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $106                  $331                   $574                   $1,271

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar charts below show the Fund's calendar year total returns for its Class A and Class B shares. The performance tables following the bar charts show how the Fund's average annual total returns for Class A and Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The charts and tables are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.30%      6.86%      9.59%      2.32%      3.92%      2.43%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.24%
                                           Worst quarter: 2nd quarter 2004, -2.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 2.43           4.99             5.66(1)
--------------------------------------------------------------------------------------------------
Citigroup Index (%)                                         2.71           5.46             6.04

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.05%                 4.49%
                                                                   -12.15%    -24.80%    -30.27%               -2.15%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.08%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                 4.49          -7.68             5.17(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                           5.26          -3.58             6.73

(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class B shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (2) (%)              0.25
-----------------------------------------------------------------
Other expenses (3) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.03

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse a portion of the 12b-1 fee for Class B shares. If this reimbursement were reflected in the table the 12b-1 fee for Class B shares would be 0.17% and total annual fund operating expenses for Class B shares would be 0.95%. This arrangement may be modified or terminated by the distributor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.43%                           19.66%     13.46%      6.20%
                                                                              -0.65%     -22.06%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                6.20            2.23             9.61(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          7.05            5.28            10.94
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                          4.91            0.54             9.07

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1)(3) (%)            1.12

(1) The Fund's distributor has voluntarily agreed to waive 0.02% of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.23% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the fee waiver discussed in footnote (3) below). This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.03% and total annual fund operating expenses for Class B shares would be 1.03% (taking into account the 12b-1 fee waiver discussed in footnote (1) above). This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $114                  $356                   $617                   $1,363

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in middle capitalization ("mid-cap") stocks.

In managing the Fund, the Fund's investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and improvement of operating fundamentals. The advisor's strategy uses fundamental business and financial analyses.

Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap(R) Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $18.2 billion. All market capitalizations are determined at the time of purchase.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community which can lower demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                        3.47%                27.44%     15.32%     12.07%
                                  -11.21%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2003, +13.73%
                                                          Worst quarter: 3rd quarter 2002, -16.39%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00             12.07            8.64             9.79
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                 12.65           12.21            14.12(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.70
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.33
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.28

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.07% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $130                  $406                   $702                   $1,545

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund employs a passive management strategy designed to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index")(1), which is comprised of 500 widely held, large capitalization ("large-cap") U.S. stocks. The Fund invests at least 80% of its assets in the stocks that make up the S&P 500 Index.

Although a security may be included in the S&P 500 Index, the Fund's investment advisor may exclude or remove the security if adverse market conditions exist.

The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the S&P 500 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $778 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds. As an index fund, the Fund will seek to match the performance of the S&P 500 Index even when the value of the S&P 500 Index is falling.

(1) "Standard & Poor's(R)" and "S&P 500(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Management Distributors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Tracking Error Risk. There are several reasons that the Fund's performance may not track the performance of the S&P 500 Index exactly:
     - Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     - The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" S&P 500 Index.

Futures and Options Risk. Risks associated with derivatives include but are not limited to:
     - the risk that the derivative will not correlate well with the security for which it is acting as a substitute;
     - the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     - the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large-cap U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B)

                                  (BAR CHART)

                                             27.68%     10.12%      4.22%
                       -12.07%    -22.75%
                        2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +15.16%
                                                          Worst quarter: 3rd quarter 2002, -17.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class B (%)                              5/30/00              4.22           -0.09            -1.05
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                        N/A                  4.91            0.54            -0.16(1)

(1)  Performance information is from May 30, 2000.

THE FUNDS COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (1) (%)                                     0.20
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.30
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               0.75

(1) The Fund's advisor has voluntarily agreed to waive 0.064% of advisory fees. If this waiver was reflected in the table, the management fee for Class B shares would be 0.14% and total annual fund operating expenses for Class B shares would be 0.69%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $77                   $240                   $417                    $930

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.07%      3.54%      8.08%     18.43%      9.85%      1.41%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.23%
                                                          Worst quarter: 2nd quarter 2004, -2.20%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                          1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                1.41            8.10             6.69(1)
--------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)                         2.37            6.11             6.17

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on July 5, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   1.03

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.22% and total annual fund operating expenses for Class B shares would be 1.00%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $105                  $328                   $569                   $1,259

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Mid Cap Value Fund, Variable Series...          0.70%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia S&P 500 Index Fund, Variable Series...          0.19%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES
DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Mid Cap Value Fund and has co-managed the Mid Cap Value Fund since September, 2004. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is the manager for the S&P 500 Fund and has managed the S&P 500 Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

TRUST MANAGEMENT ORGANIZATIONS

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
Each Fund, other than the Money Market Fund, has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B share distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, if any, incurred by each of the following Funds to the following annual rates (as a percentage of Class B's average daily net assets):

Asset Allocation Fund                                      0.90%
Federal Securities Fund                                    0.90%
Large Cap Growth Fund                                      0.95%
Mid Cap Value Fund                                         1.10%
S&P 500 Fund                                               0.75%
Strategic Income Fund                                      1.00%

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Advisors will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

The distributor has also voluntarily agreed to waive the following portion of the Class B share distribution fee for the following Fund:

Large Cap Value Fund                                       0.02%

These arrangements may be modified or terminated by Columbia Advisors or the distributor at any time.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Funds may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) The Funds may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Funds have flexibility to vary their allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Funds, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund and Large Cap Value Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                             Year ended December 31,
                                                  2005      2004      2003      2002      2001
                                                 Class B   Class B   Class B   Class B   Class B
                                                 -------   -------   -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        14.77     13.75     11.82     13.81     16.33
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.31      0.29      0.28      0.33      0.35(b)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                     0.61      1.03      2.02     (1.93)    (1.85)(b)
------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.92      1.32      2.30     (1.60)    (1.50)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.35)    (0.30)    (0.37)    (0.39)    (0.45)
------------------------------------------------------------------------------------------------
  From net realized gains                            --        --        --        --     (0.57)
------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders      (0.35)    (0.30)    (0.37)    (0.39)    (1.02)
------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              15.34     14.77     13.75     11.82     13.81
------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                          6.40(f)   9.80     20.29    (11.94)    (9.39)
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                      0.90      0.90      0.90      0.90      0.90
------------------------------------------------------------------------------------------------
  Net investment income(g)                         2.13      2.12      2.27      2.53      2.49(b)
------------------------------------------------------------------------------------------------
  Waiver/reimbursement                             0.14      0.12      0.10      0.05      0.06
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          92        60       103       118        57
------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            63,836    68,167    64,902    51,540    47,754

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to 2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD
  ($)                                       11.01         11.12         11.30        10.78         10.72
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                   0.40          0.44          0.45         0.44          0.54(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and futures
     contracts                              (0.15)        (0.01)        (0.19)        0.55          0.17(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations             0.25          0.43          0.26         0.99          0.71
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                (0.58)        (0.53)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
  From net realized gains                   (0.04)        (0.01)           --           --            --
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                              (0.62)        (0.54)        (0.44)       (0.47)        (0.65)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)        10.64         11.01         11.12        11.30         10.78
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                    2.43          3.92          2.32         9.59          6.86
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  SUPPLEMENTED DATA (%):
  Expenses(f)                                0.88          0.90          0.90         0.90          0.91
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                   3.74          4.02          3.99         4.03          5.02(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                         --(g)         --(g)       0.01         0.01          0.04
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   127            14            47           69            36
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)      92,884       103,141       109,616       102,671       49,987

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than 0.01%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                      Year ended December 31,
                                                         2005       2004       2003       2002       2001
                                                        Class B    Class B    Class B    Class B    Class B
                                                        -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)               23.67      24.19      19.40      27.82      44.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                         0.03       0.10(b)   (0.01)      0.03      (0.02)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.03      (0.62)      4.85      (8.45)    (10.27)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.06      (0.52)      4.84      (8.42)    (10.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             (0.09)        --      (0.05)        --       --(c)
-----------------------------------------------------------------------------------------------------------
  From net realized gains                                   --         --         --         --      (6.48)
-----------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.09)        --      (0.05)        --      (6.48)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                     24.64      23.67      24.19      19.40      27.82
-----------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)(f)                                 4.49      (2.15)     25.05     (30.27)    (24.80)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                             0.95       0.95       0.95       0.95       0.95
-----------------------------------------------------------------------------------------------------------
  Net investment income (loss)(g)                         0.13       0.43      (0.03)      0.14      (0.06)
-----------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                    0.06       0.03       0.06       0.07       0.06
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                113          4        138         68         57
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                   18,803     21,715     25,730     22,042     32,830

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would have been reduced.

(f) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                       YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                        15.80         14.14         11.95         15.53         18.26
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.22          0.21          0.18          0.13          0.15
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments                  0.76          1.69          2.17         (3.56)        (0.35)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.98          1.90          2.35         (3.43)        (0.20)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.24)        (0.16)        (0.15)        (0.15)
---------------------------------------------------------------------------------------------------------
  From net realized gains                     --            --            --            --         (2.34)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --            --         (0.04)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.24)        (0.16)        (0.15)        (2.53)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         16.78         15.80         14.14         11.95         15.53
---------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                   6.20(e)      13.46         19.66        (22.06)        (0.65)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.03          0.99          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  1.39          1.45          1.46          0.96          0.88
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.07          0.13          0.14          0.13          0.21
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   73            37            73            69            53
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     42,407        46,396        44,594        27,756        25,742

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

                                                            YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             17.64      15.41      12.11      13.65      13.24
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.10       0.04       0.03       0.01       0.05
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 2.03       2.32       3.29      (1.54)      0.41
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      2.13       2.36       3.32      (1.53)      0.46
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.05)     (0.02)     (0.01)     (0.03)
-------------------------------------------------------------------------------------------------------
  From net realized gains                               --      (0.08)        --         --      (0.02)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.02)     (0.01)     (0.05)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   19.77      17.64      15.41      12.11      13.65
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                            12.07      15.32      27.44     (11.21)      3.47
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(e)                                         1.10       1.10       1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(e)                            0.54       0.23       0.20       0.09       0.34
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.09       0.01       0.10       0.08       0.73
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             64         17         12         21         15
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               41,416     41,125     36,782     24,615     16,886

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                  Year ended December 31,
                                                    2005        2004        2003        2002       2001
                                                  Class A     Class A     Class A     Class A     Class A
                                                  -------     -------     -------     -------     -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          1.000       1.000       1.000       1.000       1.000
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                          0.028       0.009       0.007       0.012       0.036
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                       (0.028)     (0.009)     (0.007)     (0.012)     (0.036)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  1.000       1.000       1.000       1.000       1.000
---------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                              2.81(d)     0.88        0.69(d)     1.23        3.64
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                        0.55        0.57        0.54        0.65        0.56
---------------------------------------------------------------------------------------------------------
  Net investment income(e)                           2.78        0.87        0.69        1.25        3.45
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.04          --        0.04          --          --
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320     209,420     199,893     258,903     266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             10.43       9.59       7.57       9.89      11.31
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.12       0.13(b)    0.09       0.08       0.07
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts                0.32       0.84       2.01      (2.33)     (1.43)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.44       0.97       2.10      (2.25)     (1.36)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.13)     (0.08)     (0.06)     (0.06)
-------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.01)        --
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.13)     (0.08)     (0.07)     (0.06)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.87      10.43       9.59       7.57       9.89
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                             4.22(f)   10.12      27.68     (22.75)    (12.07)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                         0.69       0.75       0.75       0.75       0.75
-------------------------------------------------------------------------------------------------------
  Net investment income(g)                            1.19       1.29       1.05       0.88       0.72
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.01       0.14       0.22       0.14       0.53
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              7          6          3         17          7
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               52,431     54,646     48,442     28,762     28,835

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor, transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                              YEAR ENDED DECEMBER 31,
                                           2005          2004          2003          2002          2001
                                          Class B       Class B       Class B       Class B       Class B
                                          -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD
($)                                         9.95          9.80          8.89          8.91          9.41
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                  0.58          0.59          0.60          0.63          0.79(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments and foreign
     currency                              (0.44)         0.38          1.04          0.09         (0.46)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.14          0.97          1.64          0.72          0.33
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                  --         (0.82)        (0.73)        (0.72)        (0.81)
---------------------------------------------------------------------------------------------------------
  Return of capital                           --            --            --         (0.02)        (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to
  Shareholders                                --         (0.82)        (0.73)        (0.74)        (0.83)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)         10.09          9.95          9.80          8.89          8.91
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                   1.41          9.85         18.43          8.08          3.54
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                               1.00          1.00          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                  5.82          5.88          6.17          6.92          8.27(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                      0.01          0.05          0.05          0.01          0.10
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   40           103            61            62            62
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)     56,507        60,210        55,825        32,407        19,481

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the transfer agent and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Asset Allocation Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, S&P 500 Fund and Strategic Income Fund also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Funds, except Money Market Fund, and Class A shares of the Federal Securities Fund and Money Market Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.04%             3.96%             $10,396.00           $106.06
2                           10.25%             1.04%             8.08%             $10,807.68           $110.26
3                           15.76%             1.04%            12.36%             $11,235.67           $114.63
4                           21.55%             1.04%            16.81%             $11,680.60           $119.16
5                           27.63%             1.04%            21.43%             $12,143.15           $123.88
6                           34.01%             1.04%            26.24%             $12,624.02           $128.79
7                           40.71%             1.04%            31.24%             $13,123.93           $133.89
8                           47.75%             1.04%            36.44%             $13,643.64           $139.19
9                           55.13%             1.04%            41.84%             $14,183.93           $144.70
10                          62.89%             1.04%            47.46%             $14,745.61           $150.43
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,745.61
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,271.00

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.90%             4.10%             $10,410.30            $91.54
2                           10.25%             0.90%             8.37%             $10,837.43            $95.30
3                           15.76%             0.90%            12.82%             $11,282.09            $99.21
4                           21.55%             0.90%            17.45%             $11,745.00           $103.28
5                           27.63%             0.90%            22.27%             $12,226.90           $107.51
6                           34.01%             0.90%            27.29%             $12,728.57           $111.93
7                           40.71%             0.90%            32.51%             $13,250.82           $116.52
8                           47.75%             0.90%            37.94%             $13,794.50           $121.30
9                           55.13%             0.90%            43.60%             $14,360.49           $126.28
10                          62.89%             0.90%            49.50%             $14,949.70           $131.46
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,949.70
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,104.31

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.03%             3.97%             $10,396.90           $105.15
2          10.25%             1.03%             8.10%             $10,809.55           $109.32
3          15.76%             1.03%            12.39%             $11,238.58           $113.66
4          21.55%             1.03%            16.85%             $11,684.64           $118.17
5          27.63%             1.03%            21.48%             $12,148.41           $122.86
6          34.01%             1.03%            26.31%             $12,630.58           $127.74
7          40.71%             1.03%            31.32%             $13,131.88           $132.81
8          47.75%             1.03%            36.53%             $13,653.09           $138.08
9          55.13%             1.03%            41.95%             $14,194.98           $143.56
10         62.89%             1.03%            47.58%             $14,758.38           $149.25
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,758.38
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,260.58

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.12%             3.88%             $10,388.00           $114.17
2          10.25%             1.12%             7.91%             $10,791.05           $118.60
3          15.76%             1.12%            12.10%             $11,209.75           $123.20
4          21.55%             1.12%            16.45%             $11,644.69           $127.98
5          27.63%             1.12%            20.96%             $12,096.50           $132.95
6          34.01%             1.12%            25.66%             $12,565.84           $138.11
7          40.71%             1.12%            30.53%             $13,053.40           $143.47
8          47.75%             1.12%            35.60%             $13,559.87           $149.03
9          55.13%             1.12%            40.86%             $14,085.99           $154.82
10         62.89%             1.12%            46.33%             $14,632.53           $160.82
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,632.53
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,363.17

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.28%             3.72%             $10,372.00           $130.38
2          10.25%             1.28%             7.58%             $10,757.84           $135.23
3          15.76%             1.28%            11.58%             $11,158.03           $140.26
4          21.55%             1.28%            15.73%             $11,573.11           $145.48
5          27.63%             1.28%            20.04%             $12,003.63           $150.89
6          34.01%             1.28%            24.50%             $12,450.16           $156.50
7          40.71%             1.28%            29.13%             $12,913.31           $162.33
8          47.75%             1.28%            33.94%             $13,393.68           $168.36
9          55.13%             1.28%            38.92%             $13,891.93           $174.63
10         62.89%             1.28%            44.09%             $14,408.71           $181.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,408.71
TOTAL ANNUAL FEES AND
  EXPENSES                                                                           $1,545.19

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                                           HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         CUMULATIVE RETURN     END BALANCE AFTER        ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO   AFTER FEES & EXPENSES    FEES & EXPENSES          EXPENSES(1)
1           5.00%             0.75%               4.25%               $10,425.00               $76.59
2          10.25%             0.75%               8.68%               $10,868.06               $79.85
3          15.76%             0.75%              13.30%               $11,329.96               $83.24
4          21.55%             0.75%              18.11%               $11,811.48               $86.78
5          27.63%             0.75%              23.13%               $12,313.47               $90.47
6          34.01%             0.75%              28.37%               $12,836.79               $94.31
7          40.71%             0.75%              33.82%               $13,382.35               $98.32
8          47.75%             0.75%              39.51%               $13,951.10              $102.50
9          55.13%             0.75%              45.44%               $14,544.02              $106.86
10         62.89%             0.75%              51.62%               $15,162.14              $111.40
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $5,162.14
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $930.32

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                1.03%                  3.97%              $10,397.00           $105.04
2          10.25%                1.03%                  8.10%              $10,809.76           $109.21
3          15.76%                1.03%                 12.39%              $11,238.91           $113.55
4          21.55%                1.03%                 16.85%              $11,685.09           $118.06
5          27.63%                1.03%                 21.49%              $12,148.99           $122.75
6          34.01%                1.03%                 26.31%              $12,631.31           $127.62
7          40.71%                1.03%                 31.33%              $13,132.77           $132.68
8          47.75%                1.03%                 36.54%              $13,654.14           $137.95
9          55.13%                1.03%                 41.96%              $14,196.21           $143.43
10         62.89%                1.03%                 47.60%              $14,759.80           $149.12
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $4,759.80
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $1,259.42

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Mid Cap Value Fund, Variable Series (formerly named Liberty Select Value Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia S&P 500 Index Fund, Variable Series (formerly named Liberty S&P 500 Index Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial
  Strategic Income Fund, Variable Series)

(CLONE #11)



                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    10
Columbia International Fund, Variable Series................    14
Columbia Large Cap Growth Fund, Variable Series.............    20
Columbia Large Cap Value Fund, Variable Series..............    24
Columbia Money Market Fund, Variable Series.................    28
Columbia Small Cap Value Fund, Variable Series..............    32
TRUST MANAGEMENT ORGANIZATIONS                                  36
------------------------------------------------------------------
The Trustees................................................    36
Investment Advisor..........................................    36
Portfolio Managers and Investment Sub-Advisor...............    36
Legal Proceedings...........................................    41
Rule 12b-1 Plan.............................................    43
Mixed and Shared Funding....................................    44
OTHER INVESTMENT STRATEGIES AND RISKS                           45
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            48
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         56
------------------------------------------------------------------
Purchases and Redemptions...................................    56
Fund Policy on Trading of Fund Shares.......................    56
How the Funds Calculate Net Asset Value.....................    57
Dividends and Distributions.................................    58
Tax Consequences............................................    58
Other Class of Shares.......................................    58
APPENDIX A                                                      59
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia International Fund, Variable Series ("International Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund") and Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares for all the Funds except International Fund. This prospectus contains both Class A and Class B shares for the International Fund.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization ("small-cap") stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar charts below show the Fund's calendar year total returns for its Class A and Class B shares. The performance tables following the bar charts show how the Fund's average annual total returns for Class A and Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The charts and tables are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.54%     13.73%     13.16%
                                  -3.27%                           -18.47%    -24.35%    -13.35%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                5/2/94             13.16           2.72             4.22
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                       N/A                 13.54           4.55             5.84

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.19

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class A shares would be 0.08% and total annual fund operating expenses for Class A shares would be 0.95%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $121                  $378                   $654                   $1,443

See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.21%     13.48%     12.63%
                                  -3.27%                           -18.47%    -24.35%    -13.56%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                12.63           2.48           4.10 (1)
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                        13.54           4.55             5.84

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.44

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class B shares would be 0.08% and total annual fund operating expenses for Class B shares would be 1.20%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $147                  $456                   $787                   $1,724

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia International Fund, Variable Series...          0.86%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
FRED COPPER, a portfolio manager of Columbia Advisors, is the manager for the International Fund and has managed or co-managed the International Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

TRUST MANAGEMENT ORGANIZATIONS

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

TRUST MANAGEMENT ORGANIZATIONS

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The International Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund and Money Market Fund. Asset Allocation Fund uses Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Large Cap Value Fund and International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                  Year ended December 31,
                                                    2005          2004       2003       2002       2001
                                                   Class A       Class A    Class A    Class A    Class A
                                                   -------       -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           14.83         13.80      11.87      13.86      16.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.33          0.31       0.30       0.36       0.39(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                        0.61          1.04       2.02      (1.94)     (1.86)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.94          1.35       2.32      (1.58)     (1.47)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.37)        (0.32)     (0.39)     (0.41)     (0.45)
---------------------------------------------------------------------------------------------------------
  From net realized gains                               --            --         --         --      (0.57)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.37)        (0.32)     (0.39)     (0.41)     (1.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 15.40         14.83      13.80      11.87      13.86
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                6.53(e)(f)    9.99(e)   20.46(e)  (11.73)     (9.19)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.75          0.75       0.75       0.70       0.71
---------------------------------------------------------------------------------------------------------
  Net investment income(g)                            2.28          2.27       2.43       2.73       2.68(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.04          0.02       0.01         --         --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             92            60        103        118         57
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              187,987       216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.90       1.69       1.26       1.46       1.93
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.02       0.03       0.01       0.01
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.22       0.21       0.42      (0.20)     (0.48)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.25       0.23       0.45      (0.19)     (0.47)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.02)     (0.02)     (0.01)        --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.15       1.90       1.69       1.26       1.46
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              13.16(d)   13.73(d)(e)  35.54(d) (13.35)   (24.35)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.95       0.95       0.97       1.13       1.23
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.49       0.98       1.84       0.62       0.41
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.20       0.21       0.18         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            67        101        104         39         34
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              61,525     70,391     75,184     28,883     41,299

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              1.90       1.69       1.26       1.46       1.93
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.02       0.01       0.03       0.01         --(b)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                                0.22       0.22       0.41      (0.21)     (0.47)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.24       0.23       0.44      (0.20)     (0.47)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.02)     (0.01)        --(b)      --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    2.14       1.90       1.69       1.26       1.46
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               12.63(e)   13.48(e)(f)  35.21(e) (13.56)   (24.35)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                         1.20       1.20       1.22       1.38       1.48
-------------------------------------------------------------------------------------------------------
  Net investment income(g)                            1.20       0.72       1.71       0.37       0.16
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.20       0.21       0.18         --         --
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             67        101        104         39         34
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                6,249      6,792      6,817          1          1

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82      14.15      11.97      15.55      18.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26       0.25       0.21       0.15       0.16
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75       1.70       2.16      (3.56)     (0.35)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01       1.95       2.37      (3.41)     (0.19)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.28)     (0.19)     (0.17)     (0.15)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (2.34)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --         --      (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.28)     (0.19)     (0.17)     (2.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83      15.82      14.15      11.97      15.55
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)   13.76(d)   19.79(d)  (21.95)   (0.60)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.76       0.80       0.88       0.96
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62       1.68       1.66       1.08       0.92
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05       0.11       0.09         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         37         73         69         53
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489    206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94      14.23      10.48      11.56      10.73
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12       0.09       0.07       0.02       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83       3.13       4.03      (0.73)      0.98
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95       3.22       4.10      (0.71)      1.00
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.07)     (0.03)     (0.01)     (0.02)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)     (0.44)     (0.32)     (0.36)     (0.15)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)     (0.51)     (0.35)     (0.37)     (0.17)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86      16.94      14.23      10.48      11.56
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)  22.70    39.30(d)   (6.12)(d)   9.30(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90       0.97       1.10       1.10       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67       0.57       0.59       0.18       0.22
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --       0.11       0.04       0.22
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38         30         55        125         56
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711     14,557     10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Large Cap Value Fund and Small Cap Value Fund also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds and Class B shares of the International Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.19%             3.81%             $10,381.00           $121.27
2                           10.25%             1.19%             7.77%             $10,776.52           $125.89
3                           15.76%             1.19%            11.87%             $11,187.10           $130.68
4                           21.55%             1.19%            16.13%             $11,613.33           $135.66
5                           27.63%             1.19%            20.56%             $12,055.80           $140.83
6                           34.01%             1.19%            25.15%             $12,515.12           $146.20
7                           40.71%             1.19%            29.92%             $12,991.95           $151.77
8                           47.75%             1.19%            34.87%             $13,486.94           $157.55
9                           55.13%             1.19%            40.01%             $14,000.80           $163.55
10                          62.89%             1.19%            45.34%             $14,534.23           $169.78
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,534.23
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,443.18

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.44%             3.56%             $10,356.00           $146.56
2                           10.25%             1.44%             7.25%             $10,724.67           $151.78
3                           15.76%             1.44%            11.06%             $11,106.47           $157.18
4                           21.55%             1.44%            15.02%             $11,501.86           $162.78
5                           27.63%             1.44%            19.11%             $11,911.33           $168.57
6                           34.01%             1.44%            23.35%             $12,335.37           $174.58
7                           40.71%             1.44%            27.75%             $12,774.51           $180.79
8                           47.75%             1.44%            32.29%             $13,229.28           $187.23
9                           55.13%             1.44%            37.00%             $13,700.25           $193.89
10                          62.89%             1.44%            41.88%             $14,187.98           $200.80
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,187.98
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,724.17

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia International Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)

(CLONE #3)

                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     4
Columbia Federal Securities Fund, Variable Series...........    10
Columbia International Fund, Variable Series................    14
Columbia Large Cap Growth Fund, Variable Series.............    20
Columbia Large Cap Value Fund, Variable Series..............    24
Columbia Money Market Fund, Variable Series.................    28
Columbia Small Cap Value Fund, Variable Series..............    32
Columbia Strategic Income Fund, Variable Series.............    36
TRUST MANAGEMENT ORGANIZATIONS                                  41
------------------------------------------------------------------
The Trustees................................................    41
Investment Advisor..........................................    41
Portfolio Managers and Investment Sub-Advisor...............    41
Legal Proceedings...........................................    47
Rule 12b-1 Plan.............................................    48
Mixed and Shared Funding....................................    49
OTHER INVESTMENT STRATEGIES AND RISKS                           50
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            54
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         64
------------------------------------------------------------------
Purchases and Redemptions...................................    64
Fund Policy on Trading of Fund Shares.......................    64
How the Funds Calculate Net Asset Value.....................    65
Dividends and Distributions.................................    66
Tax Consequences............................................    66
Other Class of Shares.......................................    66
APPENDIX A                                                      67
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia International Fund, Variable Series ("International Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares for all the Funds except International Fund. This prospectus contains both Class A and Class B shares for the International Fund.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization ("small-cap") stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar charts below show the Fund's calendar year total returns for its Class A and Class B shares. The performance tables following the bar charts show how the Fund's average annual total returns for Class A and Class B shares compare with those of a broad measure of market performance for one year, five years and ten years. The charts and tables are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.54%     13.73%     13.16%
                                  -3.27%                           -18.47%    -24.35%    -13.35%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                5/2/94             13.16           2.72             4.22
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                       N/A                 13.54           4.55             5.84

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.19

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class A shares would be 0.08% and total annual fund operating expenses for Class A shares would be 0.95%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $121                  $378                   $654                   $1,443

See Appendix A for additional hypothetical investment and expense information.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        5.61%                12.96%     40.58%                                      35.21%     13.48%     12.63%
                                  -3.27%                           -18.47%    -24.35%    -13.56%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                           1 YEAR         5 YEARS         10 YEARS
Class B (%)                                                12.63           2.48           4.10 (1)
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                        13.54           4.55             5.84

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 2, 1994, and Class B shares were initially offered on June 1, 2000.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.25
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.44

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class B shares would be 0.08% and total annual fund operating expenses for Class B shares would be 1.20%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $147                  $456                   $787                   $1,724

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%                39.30%     22.70%      5.64%
                                                        -6.12%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                        N/A                  4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia International Fund, Variable Series...          0.86%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

TRUST MANAGEMENT ORGANIZATIONS

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
FRED COPPER, a portfolio manager of Columbia Advisors, is the manager for the International Fund and has managed or co-managed the International Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

TRUST MANAGEMENT ORGANIZATIONS

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

TRUST MANAGEMENT ORGANIZATIONS

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

RULE 12B-1 PLAN
--------------------------------------------------------------------------------
The International Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for

TRUST MANAGEMENT ORGANIZATIONS

subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Funds may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) The Funds may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Funds have flexibility to vary their allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Funds, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Large Cap Value Fund and International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

FINANCIAL HIGHLIGHTS

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           14.83      13.80      11.87      13.86      16.35
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.33       0.31       0.30       0.36       0.39(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                        0.61       1.04       2.02      (1.94)     (1.86)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.94       1.35       2.32      (1.58)     (1.47)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.37)     (0.32)     (0.39)     (0.41)     (0.45)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (0.57)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.37)     (0.32)     (0.39)     (0.41)     (1.02)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 15.40      14.83      13.80      11.87      13.86
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                6.53(e)(f)    9.99(e)   20.46(e)  (11.73)   (9.19)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.75       0.75       0.75       0.70       0.71
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            2.28       2.27       2.43       2.73       2.68(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.04       0.02       0.01         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             92         60        103        118         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              187,987    216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.90       1.69       1.26       1.46       1.93
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.02       0.03       0.01       0.01
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.22       0.21       0.42      (0.20)     (0.48)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.25       0.23       0.45      (0.19)     (0.47)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.02)     (0.02)     (0.01)        --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.15       1.90       1.69       1.26       1.46
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              13.16(d)   13.73(d)(e)  35.54(d) (13.35)   (24.35)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.95       0.95       0.97       1.13       1.23
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.49       0.98       1.84       0.62       0.41
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.20       0.21       0.18         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            67        101        104         39         34
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              61,525     70,391     75,184     28,883     41,299

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              1.90       1.69       1.26       1.46       1.93
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.02       0.01       0.03       0.01         --(b)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                                0.22       0.22       0.41      (0.21)     (0.47)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.24       0.23       0.44      (0.20)     (0.47)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.02)     (0.01)        --(b)      --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    2.14       1.90       1.69       1.26       1.46
-------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               12.63(e)   13.48(e)(f)  35.21(e) (13.56)   (24.35)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(g)                                         1.20       1.20       1.22       1.38       1.48
-------------------------------------------------------------------------------------------------------
  Net investment income(g)                            1.20       0.72       1.71       0.37       0.16
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.20       0.21       0.18         --         --
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             67        101        104         39         34
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                6,249      6,792      6,817          1          1

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82      14.15      11.97      15.55      18.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26       0.25       0.21       0.15       0.16
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75       1.70       2.16      (3.56)     (0.35)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01       1.95       2.37      (3.41)     (0.19)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.28)     (0.19)     (0.17)     (0.15)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (2.34)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --         --      (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.28)     (0.19)     (0.17)     (2.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83      15.82      14.15      11.97      15.55
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)   13.76(d)   19.79(d)  (21.95)   (0.60)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80       0.76       0.80       0.88       0.96
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62       1.68       1.66       1.08       0.92
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05       0.11       0.09         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73         37         73         69         53
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489    206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94      14.23      10.48      11.56      10.73
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12       0.09       0.07       0.02       0.02
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                0.83       3.13       4.03      (0.73)      0.98
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95       3.22       4.10      (0.71)      1.00
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                           --      (0.07)     (0.03)     (0.01)     (0.02)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)     (0.44)     (0.32)     (0.36)     (0.15)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)     (0.51)     (0.35)     (0.37)     (0.17)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86      16.94      14.23      10.48      11.56
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)  22.70    39.30(d)   (6.12)(d)   9.30(d)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                        0.90       0.97       1.10       1.10       1.10
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67       0.57       0.59       0.18       0.22
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --       0.11       0.04       0.22
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38         30         55        125         56
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711     14,557     10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market

SHAREHOLDER INFORMATION

Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund and Strategic Income Fund also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds and Class B shares of the International Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.19%             3.81%             $10,381.00           $121.27
2                           10.25%             1.19%             7.77%             $10,776.52           $125.89
3                           15.76%             1.19%            11.87%             $11,187.10           $130.68
4                           21.55%             1.19%            16.13%             $11,613.33           $135.66
5                           27.63%             1.19%            20.56%             $12,055.80           $140.83
6                           34.01%             1.19%            25.15%             $12,515.12           $146.20
7                           40.71%             1.19%            29.92%             $12,991.95           $151.77
8                           47.75%             1.19%            34.87%             $13,486.94           $157.55
9                           55.13%             1.19%            40.01%             $14,000.80           $163.55
10                          62.89%             1.19%            45.34%             $14,534.23           $169.78
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,534.23
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,443.18

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES - CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.44%             3.56%             $10,356.00           $146.56
2                           10.25%             1.44%             7.25%             $10,724.67           $151.78
3                           15.76%             1.44%            11.06%             $11,106.47           $157.18
4                           21.55%             1.44%            15.02%             $11,501.86           $162.78
5                           27.63%             1.44%            19.11%             $11,911.33           $168.57
6                           34.01%             1.44%            23.35%             $12,335.37           $174.58
7                           40.71%             1.44%            27.75%             $12,774.51           $180.79
8                           47.75%             1.44%            32.29%             $13,229.28           $187.23
9                           55.13%             1.44%            37.00%             $13,700.25           $193.89
10                          62.89%             1.44%            41.88%             $14,187.98           $200.80
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,187.98
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,724.17

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia International Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

(CLONE #10)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............    4
Columbia Federal Securities Fund, Variable Series...........   10
Columbia Large Cap Growth Fund, Variable Series.............   14
Columbia Large Cap Value Fund, Variable Series..............   18
Columbia Money Market Fund, Variable Series.................   22
Columbia Strategic Income Fund, Variable Series.............   26
TRUST MANAGEMENT ORGANIZATIONS                                 31
-----------------------------------------------------------------
The Trustees................................................   31
Investment Advisor..........................................   31
Portfolio Managers and Investment Sub-Advisor...............   31
Legal Proceedings...........................................   36
Intermediary Compensation...................................   37
Mixed and Shared Funding....................................   38
OTHER INVESTMENT STRATEGIES AND RISKS                          39
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           43
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        49
-----------------------------------------------------------------
Purchases and Redemptions...................................   49
Fund Policy on Trading of Fund Shares.......................   49
How the Funds Calculate Net Asset Value.....................   50
Dividends and Distributions.................................   51
Tax Consequences............................................   51
Other Class of Shares.......................................   51
APPENDIX A                                                     52
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series........................................          0.45%
Columbia Federal Securities Fund, Variable
  Series........................................          0.38%
Columbia Large Cap Growth Fund, Variable
  Series........................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series........................................          0.76%
Columbia Money Market Fund, Variable Series.....          0.35%
Columbia Strategic Income Fund, Variable
  Series........................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

TRUST MANAGEMENT ORGANIZATIONS

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

TRUST MANAGEMENT ORGANIZATIONS

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

TRUST MANAGEMENT ORGANIZATIONS

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

TRUST MANAGEMENT ORGANIZATIONS

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Funds may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Strategic Income Fund) The Funds may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Funds have flexibility to vary their allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Funds, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund and Large Cap Value Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                     Year ended December 31,
                                                       2005          2004       2003       2002       2001
                                                      Class A       Class A    Class A    Class A    Class A
                                                      -------       -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)             14.83         13.80      11.87      13.86       16.35
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                              0.33          0.31       0.30       0.36        0.39(b)
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                           0.61          1.04       2.02      (1.94)      (1.86)(b)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.94          1.35       2.32      (1.58)      (1.47)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                           (0.37)        (0.32)     (0.39)     (0.41)      (0.45)
------------------------------------------------------------------------------------------------------------
  From net realized gains                                 --            --         --         --       (0.57)
------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (0.37)        (0.32)     (0.39)     (0.41)      (1.02)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                   15.40         14.83      13.80      11.87       13.86
------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                  6.53(e)(f)    9.99(e)   20.46(e)  (11.73)      (9.19)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                           0.75          0.75       0.75       0.70        0.71
------------------------------------------------------------------------------------------------------------
  Net investment income(g)                              2.28          2.27       2.43       2.73        2.68(b)
------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  0.04          0.02       0.01         --          --
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               92            60        103        118          57
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 187,987       216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                    2005          2004       2003       2002       2001
                                                   Class A       Class A    Class A    Class A    Class A
                                                   -------       -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82         14.15      11.97      15.55      18.27
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26          0.25       0.21       0.15       0.16
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75          1.70       2.16      (3.56)     (0.35)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01          1.95       2.37      (3.41)     (0.19)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --         (0.28)     (0.19)     (0.17)     (0.15)
---------------------------------------------------------------------------------------------------------
  From net realized gains                               --            --         --         --      (2.34)
---------------------------------------------------------------------------------------------------------
  Return of capital                                     --            --         --         --      (0.04)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --         (0.28)     (0.19)     (0.17)     (2.53)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83         15.82      14.15      11.97      15.55
---------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)   13.76(d)   19.79(d)  (21.95)     (0.60)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80          0.76       0.80       0.88       0.96
---------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62          1.68       1.66       1.08       0.92
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05          0.11       0.09         --         --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73            37         73         69         53
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489       206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth &
  Income Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial
  Strategic Income Fund, Variable Series)

(CLONE #5)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA MONEY MARKET FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............    4
Columbia International Fund, Variable Series................   10
Columbia Large Cap Growth Fund, Variable Series.............   14
Columbia Large Cap Value Fund, Variable Series..............   18
Columbia Money Market Fund, Variable Series.................   22
Columbia Small Cap Value Fund, Variable Series..............   26
Columbia Small Company Growth Fund, Variable Series.........   30
Columbia Strategic Income Fund, Variable Series.............   34
TRUST MANAGEMENT ORGANIZATIONS                                 39
-----------------------------------------------------------------
The Trustees................................................   39
Investment Advisor..........................................   39
Portfolio Managers and Investment Sub-Advisor...............   39
Legal Proceedings...........................................   45
Intermediary Compensation...................................   46
Mixed and Shared Funding....................................   47
OTHER INVESTMENT STRATEGIES AND RISKS                          48
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           52
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        60
-----------------------------------------------------------------
Purchases and Redemptions...................................   60
Fund Policy on Trading of Fund Shares.......................   60
How the Funds Calculate Net Asset Value.....................   61
Dividends and Distributions.................................   62
Tax Consequences............................................   62
Other Class of Shares.......................................   62
APPENDIX A                                                     63
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia International Fund, Variable Series ("International Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund"), Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund, except for Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

               15.63%     16.82%     12.54%     12.53%     -1.02%     -9.19%     -11.73%    20.46%      9.99%      6.53%
                1996       1997       1998       1999       2000       2001        2002      2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests primarily in equity securities of growth companies located outside the United States. The Fund may invest in equity securities located in any foreign country, including emerging market countries. The Fund may invest in companies of any size, including small capitalization ("small-cap") stocks. The Fund may also invest in high-quality foreign government debt securities. The Fund generally diversifies its holdings across several different countries and regions.

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

The Fund may invest up to 10% of its assets in shares of other investment companies. Investing in investment companies may involve payment of duplicate fees because the Fund, as a shareholder, will indirectly pay a portion of the other investment company's expenses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.61%      -3.27%     12.96%     40.58%     -18.47%    -24.35%    -13.35%    35.54%     13.73%     13.16%
                        1996        1997       1998       1999        2000       2001       2002      2003       2004       2005


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +23.31%
                                                          Worst quarter: 1st quarter 2001, -17.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                5/2/94              13.16          2.72            4.22
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                         N/A                13.54          4.55            5.84

THE FUNDS COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.87
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.32
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               1.19

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95%. If this reimbursement were reflected in the table, other expenses for Class A shares would be 0.08% and total annual fund operating expenses for Class A shares would be 0.95%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $121                  $378                   $654                   $1,443

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%     -12.02%    -24.64%    -30.13%    25.24%     -1.95%     4.74%
                        1996       1997       1998       1999        2000       2001       2002      2003       2004       2005


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%     -0.60%     -21.95%    19.79%     13.76%      6.38%
                        1996       1997       1998       1999       2000       2001        2002      2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005


                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUNDS COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        6.34%     18.88%      9.30%      -6.12%     39.30%     22.70%     5.64%
                        1999       2000       2001        2002       2003       2004      2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.23%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                             LIFE OF
                                      INCEPTION DATE         1 YEAR         5 YEARS         THE FUND
Class A (%)                              5/19/98              5.64           13.13             9.75
-----------------------------------------------------------------------------------------------------
Russell Index (%)                          N/A                4.71           13.55             9.47(1)

(1)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.90

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $92                   $287                   $498                   $1,108

See Appendix A for additional hypothetical investment and expense information.

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%     -17.30%     48.02%     -5.36%     -10.03%    -24.40%    44.33%     11.48%      2.71%
                        1996       1997        1998       1999       2000        2001       2002      2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005


                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia International Fund, Variable Series...          0.86%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Money Market Fund, Variable Series....          0.35%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Small Company Growth Fund, Variable
  Series.......................................          0.50%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

TRUST MANAGEMENT ORGANIZATIONS

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
FRED COPPER, a portfolio manager of Columbia Advisors, is the manager for the International Fund and has managed or co-managed the International Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

TRUST MANAGEMENT ORGANIZATIONS

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

TRUST MANAGEMENT ORGANIZATIONS

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

TRUST MANAGEMENT ORGANIZATIONS

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Asset Allocation Fund, Large Cap Growth Fund, Money Market Fund, Small Company Growth Fund and Strategic Income Fund. Asset Allocation Fund and Strategic Income Fund use Derivative Strategies as a principal investment strategy and are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks.") A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund) The Fund may use equity futures to gain exposure to groups of stocks or individual issuers. The Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. The Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Strategic Income Fund, Large Cap Value Fund and International Fund) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

OTHER INVESTMENT STRATEGIES AND RISKS

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund and Small Company Growth Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund and Large Cap Growth Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds, except Money Market Fund) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                    Year ended December 31,
                                                       2005       2004       2003       2002       2001
                                                      Class A    Class A    Class A    Class A    Class A
                                                      -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)             14.83      13.80      11.87      13.86       16.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                              0.33       0.31       0.30       0.36        0.39(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                           0.61       1.04       2.02      (1.94)      (1.86)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.94       1.35       2.32      (1.58)      (1.47)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                           (0.37)     (0.32)     (0.39)     (0.41)      (0.45)
---------------------------------------------------------------------------------------------------------
  From net realized gains                                 --         --         --         --       (0.57)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders           (0.37)     (0.32)     (0.39)     (0.41)      (1.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                   15.40      14.83      13.80      11.87       13.86
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                  6.53(e)(f) 9.99(e)   20.46(e)  (11.73)      (9.19)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                           0.75       0.75       0.75       0.70        0.71
---------------------------------------------------------------------------------------------------------
  Net investment income(g)                              2.28       2.27       2.43       2.73        2.68(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  0.04       0.02       0.01         --          --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               92         60        103        118          57
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                187,987    216,123    233,730    194,327     279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A      Class A    Class A    Class A
                                                   -------    -------      -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             1.90       1.69         1.26       1.46       1.93
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.03       0.02         0.03       0.01       0.01
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
     capital gains tax                               0.22       0.21         0.42      (0.20)     (0.48)
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.25       0.23         0.45      (0.19)     (0.47)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                           --      (0.02)       (0.02)     (0.01)        --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   2.15       1.90         1.69       1.26       1.46
--------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                              13.16(d)   13.73(d)(e)  35.54(d)  (13.35)    (24.35)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.95       0.95         0.97       1.13       1.23
--------------------------------------------------------------------------------------------------------
  Net investment income(f)                           1.49       0.98         1.84       0.62       0.41
--------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                               0.20       0.21         0.18         --         --
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            67        101          104         39         34
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              61,525     70,391       75,184     28,883     41,299

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005         2004       2003       2002       2001
                                                   Class A      Class A    Class A    Class A    Class A
                                                   -------      -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82        14.15      11.97      15.55      18.27
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26         0.25       0.21       0.15       0.16
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75         1.70       2.16      (3.56)     (0.35)
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01         1.95       2.37      (3.41)     (0.19)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --        (0.28)     (0.19)     (0.17)     (0.15)
--------------------------------------------------------------------------------------------------------
  From net realized gains                               --           --         --         --      (2.34)
--------------------------------------------------------------------------------------------------------
  Return of capital                                     --           --         --         --      (0.04)
--------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --        (0.28)     (0.19)     (0.17)     (2.53)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83        15.82      14.15      11.97      15.55
--------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e)  13.76(d)   19.79(d)  (21.95)     (0.60)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                         0.80         0.76       0.80       0.88       0.96
--------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62         1.68       1.66       1.08       0.92
--------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05         0.11       0.09         --         --
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73           37         73         69         53
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489      206,695    216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)            217,320    209,420    199,893    258,903     266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005         2004       2003       2002       2001
                                                   Class A      Class A    Class A    Class A    Class A
                                                   -------      -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)            16.94        14.23      10.48      11.56      10.73
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.12         0.09       0.07       0.02       0.02
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 0.83         3.13       4.03      (0.73)      0.98
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.95         3.22       4.10      (0.71)      1.00
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                           --        (0.07)     (0.03)     (0.01)     (0.02)
--------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.03)       (0.44)     (0.32)     (0.36)     (0.15)
--------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.03)       (0.51)     (0.35)     (0.37)     (0.17)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                  17.86        16.94      14.23      10.48      11.56
--------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                               5.64(d)(e)  22.70      39.30(d)   (6.12)(d)   9.30(d)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.90         0.97       1.10       1.10       1.10
--------------------------------------------------------------------------------------------------------
  Net investment income(f)                           0.67         0.57       0.59       0.18       0.22
--------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)        --       0.11       0.04       0.22
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            38           30         55        125         56
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              13,711       14,557     10,738      7,893      9,361

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                     0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Money Market Fund's securities are valued at amortized cost, which is approximately equal to market value. All of the other Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             1.19%             3.81%             $10,381.00           $121.27
2                           10.25%             1.19%             7.77%             $10,776.52           $125.89
3                           15.76%             1.19%            11.87%             $11,187.10           $130.68
4                           21.55%             1.19%            16.13%             $11,613.33           $135.66
5                           27.63%             1.19%            20.56%             $12,055.80           $140.83
6                           34.01%             1.19%            25.15%             $12,515.12           $146.20
7                           40.71%             1.19%            29.92%             $12,991.95           $151.77
8                           47.75%             1.19%            34.87%             $13,486.94           $157.55
9                           55.13%             1.19%            40.01%             $14,000.80           $163.55
10                          62.89%             1.19%            45.34%             $14,534.23           $169.78
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $4,534.23
TOTAL ANNUAL FEES AND EXPENSES                                                                        $1,443.18

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.90%               4.10%               $10,410.00            $91.85
2          10.25%             0.90%               8.37%               $10,836.81            $95.61
3          15.76%             0.90%              12.81%               $11,281.12            $99.53
4          21.55%             0.90%              17.44%               $11,743.65           $103.61
5          27.63%             0.90%              22.25%               $12,225.13           $107.86
6          34.01%             0.90%              27.26%               $12,726.37           $112.28
7          40.71%             0.90%              32.48%               $13,248.15           $116.89
8          47.75%             0.90%              37.91%               $13,791.32           $121.68
9          55.13%             0.90%              43.57%               $14,356.76           $126.67
10         62.89%             0.90%              49.45%               $14,945.39           $131.86
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,945.39
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,107.83

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia International Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth &
  Income Fund, Variable Series)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small
  Cap Value Fund, Variable Series)
Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial
  Strategic Income Fund, Variable Series)

(CLONE #21)



                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUND                                                         4
------------------------------------------------------------------
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Money Market Fund, Variable Series.................     4
TRUST MANAGEMENT ORGANIZATIONS                                   8
------------------------------------------------------------------
The Trustees................................................     8
Investment Advisor..........................................     8
Legal Proceedings...........................................     8
Intermediary Compensation...................................    10
Mixed and Shared Funding....................................    10
OTHER INVESTMENT STRATEGIES AND RISKS                           11
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            12
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         13
------------------------------------------------------------------
Purchases and Redemptions...................................    13
Fund Policy on Trading of Fund Shares.......................    13
How the Fund Calculates Net Asset Value.....................    14
Dividends and Distributions.................................    14
Tax Consequences............................................    15
APPENDIX A                                                      16
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the Columbia Money Market Fund, Variable Series (the "Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Fund. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers Class A shares only.

The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

                  COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities (as defined by Rule 2a-7 under the Investment Company Act of 1940) of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

     - Securities issued or guaranteed by the U.S. government, a state or local government, or by their agencies;
     - Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     - Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
     - Commercial paper of domestic or foreign issuers, including variable-rate demand notes;
     - Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
     -  Repurchase agreements; and
     -  Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUND

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by public or private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that issuers in such industries can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of an issuer or its assets; and possible imposition of currency exchange controls.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        5.01%      5.15%      5.12%      4.79%      6.05%      3.64%      1.23%      0.69%      0.88%      2.81%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 2000, +1.53%
                                                          Worst quarter: 2nd quarter 2004, +0.14%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                        INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                 1/1/89              2.81           1.84             3.52

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1)(2) (%)                                  0.50
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.60

(1)  The Fund pays a management fee of 0.35% and an administration fee of 0.15%.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.45%. If this waiver and reimbursement were reflected in the table, the management fee for Class A shares would be 0.45%, other expenses for Class A shares would be 0.00% and total annual fund operating expenses for Class A shares would be 0.45%. This arrangement may be modified or terminated by the advisor at any time.

(3) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $61                   $192                   $335                    $750

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to the annual rate of 0.35% of the average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

TRUST MANAGEMENT ORGANIZATIONS

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.028      0.009      0.007      0.012       0.036
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                      (0.028)    (0.009)    (0.007)    (0.012)     (0.036)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                 1.000      1.000      1.000      1.000       1.000
-----------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                             2.81(d)    0.88       0.69(d)    1.23        3.64
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(e)                                       0.55       0.57       0.54       0.65        0.56
-----------------------------------------------------------------------------------------------------
  Net investment income(e)                          2.78       0.87       0.69       1.25        3.45
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.04         --       0.04         --          --
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             217,320    209,420    199,893    258,903    266,985

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUND CALCULATES NET ASSET VALUE
The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Fund determines its net asset value by dividing the total net assets by the number of outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. The Fund's securities are valued at amortized cost, which is approximately equal to market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends are declared daily and are reinvested monthly in shares of the Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

SHAREHOLDER INFORMATION

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge.

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
YEAR    BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
----      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.60%             4.40%             $10,440.00            $61.32
2          10.25%             0.60%             8.99%             $10,899.36            $64.02
3          15.76%             0.60%            13.79%             $11,378.93            $66.83
4          21.55%             0.60%            18.80%             $11,879.60            $69.78
5          27.63%             0.60%            24.02%             $12,402.31            $72.85
6          34.01%             0.60%            29.48%             $12,948.01            $76.05
7          40.71%             0.60%            35.18%             $13,517.72            $79.40
8          47.75%             0.60%            41.13%             $14,112.50            $82.89
9          55.13%             0.60%            47.33%             $14,733.45            $86.54
10         62.89%             0.60%            53.82%             $15,381.72            $90.35
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $5,381.72
TOTAL ANNUAL FEES AND
  EXPENSES                                                                             $750.02

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market
  Fund, Variable Series)

(CLONE #22)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

INVESTMENTS IN THE COLUMBIA MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUND                                                         4
------------------------------------------------------------------
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Small Cap Value Fund, Variable Series..............     4
TRUST MANAGEMENT ORGANIZATIONS                                   8
------------------------------------------------------------------
The Trustees................................................     8
Investment Advisor..........................................     8
Portfolio Managers..........................................     8
Legal Proceedings...........................................     8
Rule 12b-1 Plan.............................................    10
Mixed and Shared Funding....................................    11
OTHER INVESTMENT STRATEGIES AND RISKS                           12
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            14
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         15
------------------------------------------------------------------
Purchases and Redemptions...................................    15
Fund Policy on Trading of Fund Shares.......................    15
How the Fund Calculates Net Asset Value.....................    16
Dividends and Distributions.................................    17
Tax Consequences............................................    17
Other Class of Shares.......................................    17
APPENDIX A                                                      18
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the Columbia Small Cap Value Fund, Variable Series (the "Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Fund. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUND

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%     22.51%      5.47%
                                                        -6.14%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                          LIFE OF
                                                          1 YEAR         5 YEARS         THE FUND
Class B (%)                                                5.47           13.04             9.69(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          4.71           13.55             9.47(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 19, 1998.

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $117                  $365                   $633                   $1,398

See Appendix A for additional hypothetical investment and expense information.

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to the annual rate of 0.80% of the average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Fund and has managed or co-managed the Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

TRUST MANAGEMENT ORGANIZATIONS

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

TRUST MANAGEMENT ORGANIZATIONS

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

RULE 12b-1 PLAN
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B share distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, if any, incurred by the Fund to the annual rate of 1.10% (as a percentage of Class B's average daily net assets). If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Advisors will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. This arrangement may be modified or terminated by Columbia Advisors or the distributor at any time. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

TRUST MANAGEMENT ORGANIZATIONS

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              16.92      14.22     10.47      11.55      10.73
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                             0.08       0.07      0.07       0.02       0.02
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                  0.84       3.12      4.03      (0.73)      0.97
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.92       3.19      4.10      (0.71)      0.99
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             --      (0.05)    (0.03)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------
  From net realized gains                             (0.03)     (0.44)    (0.32)     (0.36)     (0.15)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders          (0.03)     (0.49)    (0.35)     (0.37)     (0.17)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    17.81      16.92     14.22      10.47      11.55
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                              5.47(e)   22.51     39.34      (6.14)      9.20
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                          1.10       1.10      1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(f)                             0.47       0.43      0.54       0.18       0.22
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 0.05       0.12      0.36       0.29       0.47
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              38         30        55        125         56
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               399,540    264,487    58,730     12,080      9,020

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUND CALCULATES NET ASSET VALUE
The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. The Fund's securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.15%               3.85%               $10,385.00           $117.21
2          10.25%             1.15%               7.85%               $10,784.82           $121.73
3          15.76%             1.15%              12.00%               $11,200.04           $126.41
4          21.55%             1.15%              16.31%               $11,631.24           $131.28
5          27.63%             1.15%              20.79%               $12,079.04           $136.33
6          34.01%             1.15%              25.44%               $12,544.09           $141.58
7          40.71%             1.15%              30.27%               $13,027.03           $147.03
8          47.75%             1.15%              35.29%               $13,528.57           $152.69
9          55.13%             1.15%              40.49%               $14,049.42           $158.57
10         62.89%             1.15%              45.90%               $14,590.33           $164.68
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,590.33
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,397.53

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small
  Cap Value Fund, Variable Series)

(CLONE #12)

                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............    4
Columbia Federal Securities Fund, Variable Series...........   10
Columbia Large Cap Growth Fund, Variable Series.............   14
Columbia Small Company Growth Fund, Variable Series.........   18
TRUST MANAGEMENT ORGANIZATIONS                                 22
-----------------------------------------------------------------
The Trustees................................................   22
Investment Advisor..........................................   22
Portfolio Managers and Investment Sub-Advisor...............   22
Legal Proceedings...........................................   27
Intermediary Compensation...................................   29
Mixed and Shared Funding....................................   29
OTHER INVESTMENT STRATEGIES AND RISKS                          30
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           33
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        37
-----------------------------------------------------------------
Purchases and Redemptions...................................   37
Fund Policy on Trading of Fund Shares.......................   37
How the Funds Calculate Net Asset Value.....................   38
Dividends and Distributions.................................   39
Tax Consequences............................................   39
Other Class of Shares.......................................   39
APPENDIX A                                                     40
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund") and Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%                48.02%                                      44.33%     11.48%      2.71%
                                             -17.30%               -5.36%     -10.03%    -24.40%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.........................................         0.45%
Columbia Federal Securities Fund, Variable
  Series.........................................         0.38%
Columbia Large Cap Growth Fund, Variable
  Series.........................................         0.50%
Columbia Small Company Growth Fund, Variable
  Series.........................................         0.50%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

TRUST MANAGEMENT ORGANIZATIONS

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

TRUST MANAGEMENT ORGANIZATIONS

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution

TRUST MANAGEMENT ORGANIZATIONS

consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Federal Securities Fund) The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund, Small Company Growth Fund and Federal Securities
Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                              Year ended December 31,
                                                        2005               2004            2003            2002        2001
                                                      Class A            Class A         Class A         Class A     Class A
                                                      -------            -------         -------         -------     -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)              14.83              13.80           11.87           13.86       16.35
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                               0.33               0.31            0.30            0.36        0.39(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                            0.61               1.04            2.02           (1.94)      (1.86)(b)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.94               1.35            2.32           (1.58)      (1.47)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.37)             (0.32)          (0.39)          (0.41)      (0.45)
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gains                                  --                 --              --              --       (0.57)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            (0.37)             (0.32)          (0.39)          (0.41)      (1.02)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                    15.40              14.83           13.80           11.87       13.86
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                   6.53(e)(f)         9.99(e)        20.46(e)       (11.73)      (9.19)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                            0.75               0.75            0.75            0.70        0.71
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income(g)                               2.28               2.27            2.43            2.73        2.68(b)
-----------------------------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                   0.04               0.02            0.01              --          --
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                92                 60             103             118          57
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)                 187,987            216,123         233,730         194,327     279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                    0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)

(CLONE #7)

                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                        3
------------------------------------------------------------------
THE FUNDS                                                        4
------------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Asset Allocation Fund, Variable Series.............     5
Columbia Federal Securities Fund, Variable Series...........    10
Columbia Large Cap Growth Fund, Variable Series.............    14
Columbia Small Cap Value Fund, Variable Series..............    18
Columbia Small Company Growth Fund, Variable Series.........    22
TRUST MANAGEMENT ORGANIZATIONS                                  26
------------------------------------------------------------------
The Trustees................................................    26
Investment Advisor..........................................    26
Portfolio Managers and Investment Sub-Advisor...............    26
Legal Proceedings...........................................    31
Rule 12b-1 Plan.............................................    33
Mixed and Shared Funding....................................    33
OTHER INVESTMENT STRATEGIES AND RISKS                           34
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            37
------------------------------------------------------------------
SHAREHOLDER INFORMATION                                         42
------------------------------------------------------------------
Purchases and Redemptions...................................    42
Fund Policy on Trading of Fund Shares.......................    42
How the Funds Calculate Net Asset Value.....................    43
Dividends and Distributions.................................    44
Tax Consequences............................................    44
Other Classes of Shares.....................................    44
APPENDIX A                                                      45
------------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia Large Cap Growth Fund, Variable Series ("Large Cap Growth Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund") and Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares for all Funds except Small Cap Value Fund. This prospectus contains only Class B shares for Small Cap Value Fund.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including large capitalization ("large-cap") growth stocks; large-cap value stocks; middle capitalization ("mid-cap") growth stocks; mid-cap value stocks; small capitalization ("small-cap") growth stocks; small-cap value stocks; real estate investment trusts ("REITs"); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio managers allocate the Fund's assets among the various asset classes. The lead portfolio managers adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund also may participate in mortgage dollar rolls. The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       15.63%     16.82%     12.54%     12.53%                                      20.46%      9.99%      6.53%
                                                                   -1.02%     -9.19%     -11.73%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +12.39%
                                                          Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              6.53           2.50             6.72
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91           0.54             9.07
-----------------------------------------------------------------------------------------------------
Lehman Index (%)                              N/A              2.43           5.87             6.16

THE FUNDS COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.19
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.79

(1)  The Fund pays a management fee of 0.45% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15% and total annual fund operating expenses for Class A shares would be 0.75%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $81                   $252                   $439                    $978

See Appendix A for additional hypothetical investment and expense information.

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUNDS COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUNDS COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                 COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization ("small-cap") equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's SmallCap 600 Index. As of December 31, 2005, that index included companies with capitalizations between approximately $55 million and $4.4 billion. All market capitalizations are determined at the time of purchase. When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts. The Fund may invest in real estate investment trusts.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for one year, five years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                        6.34%     18.88%      9.20%                39.34%     22.51%      5.47%
                                                        -6.14%
                        1999       2000       2001       2002       2003       2004       2005

                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +19.36%
                                                          Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                          LIFE OF
                                                          1 YEAR         5 YEARS         THE FUND
Class B (%)                                                5.47           13.04             9.69(1)
--------------------------------------------------------------------------------------------------
Russell Index (%)                                          4.71           13.55             9.47(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 19, 1998.

THE FUNDS COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.10
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.15

(1) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.20% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class B                   $117                  $365                   $633                   $1,398

See Appendix A for additional hypothetical investment and expense information.

              COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization ("small-cap") companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $3 million and $4.4 billion. All market capitalizations are determined at the time of purchase. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund's investments will produce capital gains or losses. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.94%      7.81%                48.02%                                      44.33%     11.48%      2.71%
                                             -17.30%               -5.36%     -10.03%    -24.40%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1999, +35.39%
                                                          Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.71           2.37             5.95
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              4.15           2.28             4.69

THE FUNDS COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2)(3) (%)                                  0.27
-----------------------------------------------------------------
Total annual fund operating expenses (3) (%)               0.92

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(3) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver and reimbursement were reflected in the table, other expenses for Class A shares would be 0.15%, and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $94                   $293                   $509                   $1,131

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Asset Allocation Fund, Variable
  Series.......................................          0.45%
Columbia Federal Securities Fund, Variable
  Series.......................................          0.38%
Columbia Large Cap Growth Fund, Variable
  Series.......................................          0.50%
Columbia Small Cap Value Fund, Variable
  Series.......................................          0.80%
Columbia Small Company Growth Fund, Variable
  Series.......................................          0.50%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES
VIKRAM J. KURIYAN, PH.D., a managing director of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

KAREN WURDACK, PH.D., a portfolio manager of Columbia Advisors, is a lead manager for the Asset Allocation Fund and has co-managed the Asset Allocation Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

TRUST MANAGEMENT ORGANIZATIONS

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Asset Allocation Fund assets among the various asset classes, while investment decisions for the portion of the Asset Allocation Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Asset Allocation Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks          Paul J. Berlinguet, Edward P. Hickey, Roger R.
                                 Sullivan, Mary-Ann Ward and John T. Wilson

Large-cap value stocks           Lori J. Ensinger, David I. Hoffman, Noah J.
                                 Petrucci and Diane L. Sobin

Mid-cap growth stocks            Kenneth A. Korngiebel, Wayne M. Collette, J.
                                 Michael Kosicki, George J. Myers and Theodore
                                 R. Wendell

Mid-cap value stocks             Diane L. Sobin, Lori J. Ensinger, David I.
                                 Hoffman and Noah J. Petrucci

Small-cap growth stocks          Daniel H. Cole, Paul J. Berlinguet, Daniele M.
                                 Donahue, Jon Michael Morgan and Clifford D.
                                 Siverd

Small-cap value stocks           Stephen D. Barbaro and Jeremy Javidi

Foreign stocks                   Nordea Investment Management North America,
                                 Inc.

Investment grade bonds           Leonard A. Aplet

Non-investment grade bonds       Stephen Peacher

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since October, 2003. Mr. Berlinguet is also a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

TRUST MANAGEMENT ORGANIZATIONS

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

DIANE L. SOBIN, a managing director of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Ms. Ensinger is also the lead manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Asset Allocation Fund allocated to the large-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/ portfolio manager from April, 2001 to February, 2002.

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Asset Allocation Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since March, 2001. Prior to March, 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman, LLC from 1999 to 2001.

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since November, 2004. Prior to November, 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

TRUST MANAGEMENT ORGANIZATIONS

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since October, 2004. Prior to October, 2004, Mr. Myers was a portfolio manager from 2003 to 2004 and an assistant portfolio manager from 2000 to 2002 with Dresdner RCM Global Investors.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the mid-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since July, 2000.

DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Asset Allocation Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Asset Allocation Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the portion of the Asset Allocation Fund allocated to the small-cap value stocks category and has co-managed that portion of the Asset Allocation Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to the investment grade bonds category and has managed that portion of the Asset Allocation Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since June, 1987.

STEPHEN PEACHER, a managing director of Columbia Advisors, is the manager for the portion of the Asset Allocation Fund allocated to non-investment grade bonds and has managed that portion of the Asset Allocation Fund since September, 2005. Mr. Peacher has been associated with Columbia Advisors or its predecessors since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team from April, 1999 to April, 2005.

TRUST MANAGEMENT ORGANIZATIONS

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. ("NIMNAI"), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Asset Allocation Fund's allocated to foreign securities. NIMNAI has been an investment advisor since 1994.

ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Madsen has been associated with NIMNAI since 1993.

KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Asset Allocation Fund allocated to foreign stocks and has co-managed that portion of the Asset Allocation Fund since July, 2001. Mr. Ropke has been associated with NIMNAI since 1996.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES
ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Federal Securities Fund and has managed or co-managed the Federal Securities Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES
PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Large-Cap Growth Fund and has co-managed the Large Cap Growth Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Growth Fund and has co-managed the Large Cap Growth Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES
STEPHEN D. BARBARO, a vice president of Columbia Advisors, is the lead manager for the Small Cap Value Fund and has managed or co-managed the Small Cap Fund since June, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since June, 1976.

JEREMY JAVIDI, a vice president of Columbia Advisors, is a co-manager for the Small Cap Value Fund and has co-managed the Small Cap Value Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

TRUST MANAGEMENT ORGANIZATIONS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES
DANIEL H. COLE, a portfolio manager of Columbia Advisors, is the lead manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of the Columbia Advisor's Small-Cap Growth team and head of Columbia Advisor's Large-Cap Growth team, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

DANIELE M. DONAHOE, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to July, 2002, Ms. Donahoe was an associate in the equity research department at Citigroup from May, 2000 to June, 2001.

JON MICHAEL MORGAN, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.

CLIFFORD D. SIVERD, a portfolio manager of Columbia Advisors, is a co-manager for the Small Company Growth Fund and has co-managed the Small Company Growth Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

TRUST MANAGEMENT ORGANIZATIONS

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12b-1 PLAN
--------------------------------------------------------------------------------
The Small Cap Value Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B share distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, if any, incurred by the Small Cap Value Fund to the annual rate of 1.10% (as a percentage of Class B's average daily net assets). If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Advisors will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. This arrangement may be modified or terminated by Columbia Advisors or the distributor at any time. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INTERMEDIARY COMPENSATION The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Federal Securities Fund and Small Cap Value Fund) A Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
(Asset Allocation Fund and Federal Securities Fund) The Funds may use equity futures to gain exposure to groups of stocks or individual issuers. A Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. A Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. A Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, a Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Federal Securities Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

SHORT SALES
--------------------------------------------------------------------------------
(Asset Allocation Fund, Small Company Growth Fund and Federal Securities
Fund) The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(All Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
(All Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(All Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
(Asset Allocation Fund, Large Cap Growth Fund and Federal Securities Fund) There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(All Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

                                                                  Year ended December 31,
                                                    2005          2004       2003       2002       2001
                                                   Class A       Class A    Class A    Class A    Class A
                                                   -------       -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           14.83         13.80      11.87      13.86      16.35
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.33          0.31       0.30       0.36       0.39(b)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments, foreign currency and futures
     contracts                                        0.61          1.04       2.02      (1.94)     (1.86)(b)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.94          1.35       2.32      (1.58)     (1.47)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.37)        (0.32)     (0.39)     (0.41)     (0.45)
---------------------------------------------------------------------------------------------------------
  From net realized gains                               --            --         --         --      (0.57)
---------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.37)        (0.32)     (0.39)     (0.41)     (1.02)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 15.40         14.83      13.80      11.87      13.86
---------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                6.53(e)(f)    9.99(e)   20.46(e)  (11.73)     (9.19)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.75          0.75       0.75       0.70       0.71
---------------------------------------------------------------------------------------------------------
  Net investment income(g)                            2.28          2.27       2.43       2.73       2.68(b)
---------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.04          0.02       0.01         --         --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             92            60        103        118         57
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              187,987       216,123    233,730    194,327    279,493

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                  YEAR ENDED DECEMBER 31,
                                                     2005       2004       2003       2002       2001
                                                    Class B    Class B    Class B    Class B    Class B
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              16.92      14.22     10.47      11.55      10.73
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                             0.08       0.07      0.07       0.02       0.02
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                  0.84       3.12      4.03      (0.73)      0.97
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.92       3.19      4.10      (0.71)      0.99
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             --      (0.05)    (0.03)     (0.01)     (0.02)
-------------------------------------------------------------------------------------------------------
  From net realized gains                             (0.03)     (0.44)    (0.32)     (0.36)     (0.15)
-------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders          (0.03)     (0.49)    (0.35)     (0.37)     (0.17)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                    17.81      16.92     14.22      10.47      11.55
-------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                              5.47(e)   22.51     39.34      (6.14)      9.20
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                          1.10       1.10      1.10       1.10       1.10
-------------------------------------------------------------------------------------------------------
  Net investment income(f)                             0.47       0.43      0.54       0.18       0.22
-------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 0.05       0.12      0.36       0.29       0.47
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              38         30        55        125         56
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               399,540    264,487    58,730     12,080      9,020

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor, transfer agent and/or distributor not waived a portion of expenses, total return would have been reduced.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                Year ended December 31,
                                                   2005       2004       2003       2002       2001
                                                  Class A    Class A    Class A    Class A    Class A
                                                  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         11.07       9.93       6.88       9.10      19.08
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                           (0.05)     (0.06)     (0.05)     (0.04)     (0.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                    0.35       1.20       3.10      (2.18)     (2.31)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                    0.30       1.14       3.05      (2.22)     (2.34)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net realized gains                             --         --         --         --      (7.64)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               11.37      11.07       9.93       6.88       9.10
-----------------------------------------------------------------------------------------------------
Total return (%)(b)(c)(d)                           2.71      11.48      44.33     (24.40)    (10.03)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(e)                                       0.80       0.80       0.80       0.80       0.82
-----------------------------------------------------------------------------------------------------
  Net investment loss(e)                           (0.44)     (0.61)     (0.62)     (0.57)     (0.32)
-----------------------------------------------------------------------------------------------------
  Waiver/reimbursement                              0.08       0.02       0.03       0.02       0.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          138         41        117        117        146
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)             51,692     62,187     64,157     48,932     79,295

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASSES OF SHARES
The Funds, except the Small Cap Value Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Small Cap Value Fund also offers an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of all the Funds, except Small Cap Value Fund, and Class B shares of the Small Cap Value Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.79%             4.21%             $10,421.00           $80.66
2                           10.25%             0.79%             8.60%             $10,859.72           $84.06
3                           15.76%             0.79%            13.17%             $11,316.92           $87.60
4                           21.55%             0.79%            17.93%             $11,793.36           $91.29
5                           27.63%             0.79%            22.90%             $12,289.86           $95.13
6                           34.01%             0.79%            28.07%             $12,807.26           $99.13
7                           40.71%             0.79%            33.46%             $13,346.45          $103.31
8                           47.75%             0.79%            39.08%             $13,908.34          $107.66
9                           55.13%             0.79%            44.94%             $14,493.88          $112.19
10                          62.89%             0.79%            51.04%             $15,104.07          $116.91
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,104.07
TOTAL ANNUAL FEES AND EXPENSES                                                                         $977.93

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES -- CLASS B SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             1.15%               3.85%               $10,385.00           $117.21
2          10.25%             1.15%               7.85%               $10,784.82           $121.73
3          15.76%             1.15%              12.00%               $11,200.04           $126.41
4          21.55%             1.15%              16.31%               $11,631.24           $131.28
5          27.63%             1.15%              20.79%               $12,079.04           $136.33
6          34.01%             1.15%              25.44%               $12,544.09           $141.58
7          40.71%             1.15%              30.27%               $13,027.03           $147.03
8          47.75%             1.15%              35.29%               $13,528.57           $152.69
9          55.13%             1.15%              40.49%               $14,049.42           $158.57
10         62.89%             1.15%              45.90%               $14,590.33           $164.68
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,590.33
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,397.53

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
          0.00%                        $10,000.00                           5%

      CUMULATIVE RETURN                     CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL           AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO         EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.92%               4.08%               $10,408.00            $93.88
2          10.25%             0.92%               8.33%               $10,832.65            $97.71
3          15.76%             0.92%              12.75%               $11,274.62           $101.69
4          21.55%             0.92%              17.35%               $11,734.62           $105.84
5          27.63%             0.92%              22.13%               $12,213.40           $110.16
6          34.01%             0.92%              27.12%               $12,711.70           $114.66
7          40.71%             0.92%              32.30%               $13,230.34           $119.33
8          47.75%             0.92%              37.70%               $13,770.14           $124.20
9          55.13%             0.92%              43.32%               $14,331.96           $129.27
10         62.89%             0.92%              49.17%               $14,916.70           $134.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $4,916.70
TOTAL ANNUAL FEES AND
  EXPENSES                                                                               $1,131.29

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset
  Allocation Fund, Variable Series)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)
Columbia Large Cap Growth Fund, Variable Series
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)
Columbia Small Company Growth Fund, Variable Series (formerly named Liberty
  Small Company Growth Fund, Variable Series)

(CLONE #24)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUND                                                        4
-----------------------------------------------------------------
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Federal Securities Fund, Variable Series...........    4
TRUST MANAGEMENT ORGANIZATIONS                                  8
-----------------------------------------------------------------
The Trustees................................................    8
Investment Advisor..........................................    8
Portfolio Manager...........................................    8
Legal Proceedings...........................................    8
Intermediary Compensation...................................   10
Mixed and Shared Funding....................................   10
OTHER INVESTMENT STRATEGIES AND RISKS                          11
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           14
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        16
-----------------------------------------------------------------
Purchases and Redemptions...................................   15
Fund Policy on Trading of Fund Shares.......................   15
How the Fund Calculates Net Asset Value.....................   16
Dividends and Distributions.................................   17
Tax Consequences............................................   17
Other Class of Shares.......................................   17
APPENDIX A                                                     18
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the Columbia Federal Securities Fund, Variable Series (the "Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Fund. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

               COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities. Although certain of those agencies may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may also participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

THE FUND

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Citigroup Government/Mortgage Bond Index ("Citigroup Index"), an unmanaged index that is a combination of the Citigroup US Government Index ("Government Index") and the Citigroup Mortgage Index ("Mortgage Index"). The Government Index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade ("BIG") Bond Index. The Mortgage Index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year Government National Mortgage Association ("GNMA"), FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        4.70%      9.04%      6.80%      1.08%     10.83%      7.03%      9.85%      2.64%      4.15%      2.58%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                           For the periods shown in bar chart:
                                           Best quarter: 3rd quarter 2002, +5.21%
                                           Worst quarter: 2nd quarter 2004, -2.38%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              2.58           5.21             5.82
-----------------------------------------------------------------------------------------------------
Citigroup Index (%)                           N/A              2.71           5.46             6.04

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.53
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.12
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.65

(1)  The Fund pays a management fee of 0.38% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $66                   $208                   $362                    $810

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to the annual rate of 0.38% of the average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------

ANN T. PETERSON, a senior vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since June, 2000. Ms. Peterson has been associated with Columbia Advisors or its predecessors since 1993.

The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics

TRUST MANAGEMENT ORGANIZATIONS

oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

TRUST MANAGEMENT ORGANIZATIONS

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

OTHER INVESTMENT STRATEGIES AND RISKS

FUTURES AND OPTIONS
--------------------------------------------------------------------------------
The Fund may use equity futures to gain exposure to groups of stocks or individual issuers. The Fund may use futures to invest cash pending direct investments in stocks and to enhance its return. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. An option is an agreement pursuant to which the buyer of the option has the right to buy or sell (depending on the type of option) a security or other asset for an agreed-upon price within a certain period of time. The Fund also may use futures and options on futures to decrease equity exposure or to adjust the duration of its fixed-income security holdings. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

SHORT SALES
--------------------------------------------------------------------------------
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

OTHER INVESTMENT STRATEGIES AND RISKS

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)          11.09      11.20       11.37      10.84      10.76
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                           0.43       0.47        0.48       0.47       0.56(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and futures contracts              (0.16)     (0.01)      (0.18)      0.55       0.17(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.27       0.46        0.30       1.02       0.73
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                        (0.61)     (0.56)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
  From net realized gains                           (0.04)     (0.01)         --         --         --
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (0.65)     (0.57)      (0.47)     (0.49)     (0.65)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                10.71      11.09       11.20      11.37      10.84
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                               2.58(e)    4.15        2.64       9.85       7.03
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(f)                                        0.63       0.65        0.66       0.66       0.70
------------------------------------------------------------------------------------------------------
  Net investment income(f)                           4.00       4.27        4.23       4.27       5.23(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                 --(g)      --          --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           127         14          47         69         36
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              82,056     99,943     122,392    125,946    109,724

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per shares was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived on reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUND CALCULATES NET ASSET VALUE
The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. The Fund's securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge.

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.65%             4.35%             $10,435.30           $66.11
2                           10.25%             0.65%             8.90%             $10,889.55           $68.99
3                           15.76%             0.65%            13.64%             $11,363.57           $71.99
4                           21.55%             0.65%            18.58%             $11,858.23           $75.12
5                           27.63%             0.65%            23.74%             $12,374.42           $78.39
6                           34.01%             0.65%            29.13%             $12,913.07           $81.81
7                           40.71%             0.65%            34.75%             $13,475.18           $85.37
8                           47.75%             0.65%            40.62%             $14,061.75           $89.08
9                           55.13%             0.65%            46.74%             $14,673.86           $92.96
10                          62.89%             0.65%            53.13%             $15,312.62           $97.01
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,312.62
TOTAL ANNUAL FEES AND EXPENSES                                                                         $806.82

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Federal Securities Fund, Variable Series (formerly named Liberty
  Federal Securities Fund, Variable Series)

(CLONE #25)



                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUND                                                        4
-----------------------------------------------------------------
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Large Cap Growth Fund, Variable Series.............    4
TRUST MANAGEMENT ORGANIZATIONS                                  8
-----------------------------------------------------------------
The Trustees................................................    8
Investment Advisor..........................................    8
Portfolio Managers..........................................    8
Legal Proceedings...........................................    9
Intermediary Compensation...................................   10
Mixed and Shared Funding....................................   11
OTHER INVESTMENT STRATEGIES AND RISKS                          12
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           13
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        14
-----------------------------------------------------------------
Purchases and Redemptions...................................   14
Fund Policy on Trading of Fund Shares.......................   14
How the Fund Calculates Net Asset Value.....................   15
Dividends and Distributions.................................   16
Tax Consequences............................................   16
Other Class of Shares.......................................   16
APPENDIX A                                                     17
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the Columbia Large Cap Growth Fund, Variable Series (the "Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Fund. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

                COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large capitalizations ("large-cap"). Large-cap stocks are stocks of larger-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2005, that index included companies with capitalizations between approximately $702 million and $370.3 billion. All market capitalizations are determined at the time of purchase. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and produce capital gains and losses.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

THE FUND

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.28%     32.28%     27.91%     36.94%                                      25.24%                 4.74%
                                                                   -12.02%    -24.64%    -30.13%               -1.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +26.43%
                                                          Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                1/1/89              4.74           -7.50            5.29
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              5.26           -3.58            6.73

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (1) (%)                                     0.65
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (2) (%)                                     0.13
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1)  The Fund pays a management fee of 0.50% and an administration fee of 0.15%.

(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to the annual rate of 0.50% of the average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors, head of Columbia Advisors' Small-Cap Growth team and head of Columbia Advisors' Large-Cap Growth team, is the lead manager for the Fund and has co-managed the Fund since February, 2005. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large-Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

TRUST MANAGEMENT ORGANIZATIONS

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

TRUST MANAGEMENT ORGANIZATIONS

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

TRUST MANAGEMENT ORGANIZATIONS

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The
Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

                                                                 Year ended December 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           23.77      24.28      19.48      27.93      44.65
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.08       0.15(b)    0.04       0.07       0.04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.04      (0.62)      4.85      (8.47)    (10.28)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.12      (0.47)      4.89      (8.40)    (10.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                         (0.14)     (0.04)     (0.09)     (0.05)        --(c)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --         --         --         --      (6.48)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (0.14)     (0.04)     (0.09)     (0.05)     (6.48)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 24.75      23.77      24.28      19.48      27.93
------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                4.74(f)   (1.95)     25.24     (30.13)    (24.64)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA (%):
  Expenses(g)                                         0.76       0.73       0.76       0.77       0.76
------------------------------------------------------------------------------------------------------
  Net investment income(g)                            0.32       0.65       0.16       0.32       0.13
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(h)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            113          4        138         68         57
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              113,804    106,225    129,801    123,015    224,928

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits had an impact of less than 0.01%.

(h) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund's practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUND CALCULATES NET ASSET VALUE
The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. The Fund's securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflects the maximum initial sales charge.

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

                       CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
                         BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR                       EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1                            5.00%             0.78%             4.22%             $10,421.90           $79.75
2                           10.25%             0.78%             8.62%             $10,861.60           $83.11
3                           15.76%             0.78%            13.20%             $11,319.85           $86.62
4                           21.55%             0.78%            17.97%             $11,797.44           $90.27
5                           27.63%             0.78%            22.95%             $12,295.17           $94.08
6                           34.01%             0.78%            28.14%             $12,813.90           $98.05
7                           40.71%             0.78%            33.55%             $13,354.52          $102.19
8                           47.75%             0.78%            39.18%             $13,917.95          $106.50
9                           55.13%             0.78%            45.05%             $14,505.15          $110.99
10                          62.89%             0.78%            51.17%             $15,117.12          $115.67
TOTAL GAIN AFTER FEES AND EXPENSES                                                  $5,117.12
TOTAL ANNUAL FEES AND EXPENSES                                                                         $967.24

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Large Cap Growth Fund, Variable Series

(CLONE #17)
                    COLUMBIA FUNDS VARIABLE INSURANCE TRUST

PROSPECTUS DATED MAY 1, 2006

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------
THE FUNDS                                                       4
-----------------------------------------------------------------
Each of these sections discusses the following topics:
Investment Goal(s), Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Columbia Large Cap Value Fund, Variable Series..............    4
Columbia Strategic Income Fund, Variable Series.............    8
TRUST MANAGEMENT ORGANIZATIONS                                 13
-----------------------------------------------------------------
The Trustees................................................   13
Investment Advisor..........................................   13
Portfolio Managers..........................................   13
Legal Proceedings...........................................   14
Intermediary Compensation...................................   16
Mixed and Shared Funding....................................   16
OTHER INVESTMENT STRATEGIES AND RISKS                          17
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           20
-----------------------------------------------------------------
SHAREHOLDER INFORMATION                                        22
-----------------------------------------------------------------
Purchases and Redemptions...................................   22
Fund Policy on Trading of Fund Shares.......................   22
How the Funds Calculate Net Asset Value.....................   23
Dividends and Distributions.................................   24
Tax Consequences............................................   24
Other Class of Shares.......................................   24
APPENDIX A                                                     25
-----------------------------------------------------------------

                                   THE TRUST

Columbia Funds Variable Insurance Trust ("Trust") includes eleven separate mutual funds (each a "Fund" and collectively, the "Funds"), each with its own investment goals and strategies. This prospectus contains information about the following Funds: Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund"). Columbia Management Advisors, LLC ("Columbia Advisors") is the investment advisor to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.

Other Funds may be added and some Funds may be eliminated from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Funds are investment options under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by certain life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Advisors.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                   THE FUNDS

                 COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term growth and income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. securities, primarily consisting of large capitalization ("large-cap") stocks. Up to 10% of the Fund's assets may be invested in debt securities.

When purchasing securities for the Fund, the Fund's investment advisor generally chooses securities of companies it believes are undervalued.

Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Value Index. As of December 31, 2005, that index included companies with capitalizations between approximately $582 million and $370.3 billion. All market capitalizations are determined at the time of purchase.

In selecting debt securities for the Fund, the advisor may invest in:

     -  debt securities that are convertible into common stock;

     - corporate debt securities that are rated investment grade by at least two nationally recognized rating organizations (investment grade debt securities have a rating of BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc.); and

     -  debt securities issued or guaranteed by the U.S. government.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

Beginning in 2005, the Fund's benchmark was changed to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       21.84%     32.23%     20.15%     12.00%      3.60%                           19.79%     13.76%      6.38%
                                                                              -0.60%     -21.95%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 4th quarter 1998, +21.79%
                                                          Worst quarter: 3rd quarter 2002, -20.41%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              6.38            2.38            9.71
-----------------------------------------------------------------------------------------------------
Russell Index (%)                             N/A              7.05            5.28           10.94
-----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                             N/A              4.91            0.54            9.07

THE FUNDS COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.77
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1)(2) (%)                                  0.10
-----------------------------------------------------------------
Total annual fund operating expenses (2) (%)               0.87

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

(2) The Fund's advisor has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If this waiver were reflected in the table, other expenses for Class A shares would be 0.03% and total annual fund operating expenses for Class A shares would be 0.80%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:

     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $89                   $278                   $482                   $1,073

See Appendix A for additional hypothetical investment and expense information.

                COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goals by investing primarily in:

     - debt securities issued by the U.S. government, including mortgage-backed securities issued by U.S. government agencies. The Fund may also participate in mortgage dollar rolls;

     - debt securities issued by foreign governments and foreign companies, including securities issued in emerging market countries; and

     -  lower-rated corporate debt securities.

The Fund's investment advisor allocates the Fund's investments among these types of securities at any given time based on its estimate of the expected performance and risk of each type of investment.

The Fund pursues its investment goals by investing a portion of its assets in lower-rated corporate debt securities. These securities are:

     -  rated BB through D by Standard & Poor's Ratings Group;

     -  rated Ba through C by Moody's Investors Service, Inc.;

     -  comparably rated by another nationally recognized rating service; or

     -  unrated and believed by the advisor to be comparable in quality.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Call risk is the chance that, during periods of falling interest rates, a bond issuer will "call" -- or repay -- its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance.

The Fund's returns are compared to the Lehman Brothers Government/Credit Bond Index ("Lehman Government/Credit Index"), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                        9.83%      9.11%      6.03%      1.78%      0.16%      3.68%      8.41%     18.54%     10.16%      1.61%
                        1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 2003, +7.22%
                                                          Worst quarter: 2nd quarter 2004, -2.10%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2005

                                       INCEPTION DATE         1 YEAR         5 YEARS         10 YEARS
Class A (%)                                7/5/94              1.61           8.32             6.81
-----------------------------------------------------------------------------------------------------
Lehman Government/Credit Index (%)            N/A              2.37           6.11             6.17

THE FUNDS COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS A
Management fee (%)                                         0.60
-----------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.18
-----------------------------------------------------------------
Total annual fund operating expenses (%)                   0.78

(1) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Fund effective November 1, 2005.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. It uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

                         1 YEAR                3 YEARS                5 YEARS                10 YEARS
Class A                   $80                   $249                   $433                    $966

See Appendix A for additional hypothetical investment and expense information.

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, LLC
Columbia Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of CMG, which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Funds, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors and/or Columbia Management by the Funds, amounted to the following annual rates of the average daily net assets of each specified Fund. A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is included in the Funds' annual report to shareholders for the fiscal year ended December 31, 2005.

Columbia Large Cap Value Fund, Variable
  Series.......................................          0.76%
Columbia Strategic Income Fund, Variable
  Series.......................................          0.59%

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES
LORI J. ENSINGER, a managing director of Columbia Advisors, is the lead manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from October, 1999 to July, 2001.

DAVID I. HOFFMAN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996 to February, 2002, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

TRUST MANAGEMENT ORGANIZATIONS

DIANE L. SOBIN, a managing director of Columbia Advisors, is a co-manager for the Large Cap Value Fund and has co-managed the Large Cap Value Fund since June, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES
LAURA A. OSTRANDER, a senior vice president of Columbia Advisors, is the lead manager for the Strategic Income Fund and has managed or co-managed the Strategic Income Fund since September, 2000. Ms. Ostrander has been associated with Columbia Advisors or its predecessors since December, 1996.

KEVIN L. CRONK, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Advisors, is a co-manager for the Strategic Income Fund and has co-managed the Strategic Income Fund since May, 2005. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

TRUST MANAGEMENT ORGANIZATIONS

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

TRUST MANAGEMENT ORGANIZATIONS

INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------
The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may, from time to time, become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

Each Fund's principal investment strategies and their associated risks are described under "The Funds -- Principal Investment Strategies" and "The
Funds -- Principal Investment Risks." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment goals or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
(Large Cap Value Fund) The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

ZERO COUPON BONDS
--------------------------------------------------------------------------------
(Strategic Income Fund) Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

TYPES OF MORTGAGE SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations ("CMOs") are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

OTHER INVESTMENT STRATEGIES AND RISKS

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
(Strategic Income Fund) The Fund may invest in U.S. government securities, including U.S. Treasuries and securities of various U.S. government agencies. Agency securities include mortgage-backed securities, which represent interests in pools of mortgages. The Fund has flexibility to vary its allocation among different types of U.S. government securities based upon the advisor's judgment of which types of securities will outperform others. In selecting investments for the Fund, the advisor considers a security's expected income, together with its potential to rise or fall in price.

STRUCTURE RISK
--------------------------------------------------------------------------------
(Both Funds) Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
(Both Funds) The Funds' securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that a Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If a Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

OTHER INVESTMENT STRATEGIES AND RISKS

EARLY CLOSING RISK
--------------------------------------------------------------------------------
(Both Funds) The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
(Both Funds) At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years (or shorter period if a Fund commenced operations less than five years ago), which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report. You can request a free annual report containing those financial statements by writing to CMD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005        2004      2003       2002       2001
                                                   Class A     Class A   Class A    Class A    Class A
                                                   -------     -------   -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)             15.82       14.15     11.97      15.55      18.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.26        0.25      0.21       0.15       0.16
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments                                      0.75        1.70      2.16      (3.56)     (0.35)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.01        1.95      2.37      (3.41)     (0.19)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --       (0.28)    (0.19)     (0.17)     (0.15)
------------------------------------------------------------------------------------------------------
  From net realized gains                               --          --        --         --      (2.34)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --          --        --         --      (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --       (0.28)    (0.19)     (0.17)     (2.53)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   16.83       15.82     14.15      11.97      15.55
------------------------------------------------------------------------------------------------------
Total return (%)(b)(c)                                6.38(d)(e) 13.76(d)  19.79(d)  (21.95)     (0.60)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.80        0.76      0.80       0.88       0.96
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            1.62        1.68      1.66       1.08       0.92
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                0.05        0.11      0.09         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73          37        73         69         53
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)              170,489     206,695   216,923    113,335    180,053

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d) Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

                                                                 YEAR ENDED DECEMBER 31,
                                                    2005       2004       2003       2002       2001
                                                   Class A    Class A    Class A    Class A    Class A
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ($)              9.96       9.80       8.90       8.92       9.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                            0.61       0.61       0.62       0.65       0.81(b)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                (0.45)      0.39       1.03       0.10      (0.46)(b)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                      0.16       1.00       1.65       0.75       0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                            --      (0.84)     (0.75)     (0.75)     (0.84)
------------------------------------------------------------------------------------------------------
  Return of capital                                     --         --         --      (0.02)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --      (0.84)     (0.75)     (0.77)     (0.86)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                   10.12       9.96       9.80       8.90       8.92
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.61(e)   10.16      18.54       8.41       3.68
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  (%):
  Expenses(f)                                         0.76       0.80       0.80       0.76       0.85
------------------------------------------------------------------------------------------------------
  Net investment income(f)                            6.06       6.08       6.42       7.16       8.42(b)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                                  --(g)      --         --         --         --
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             40        103         61         62         62
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               83,586    102,612    109,894    106,415    123,041

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e) Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Funds issue and redeem shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

FUND POLICY ON TRADING OF FUND SHARES
The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Funds. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits and considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor.

SHAREHOLDER INFORMATION

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Funds seek to act in a manner that they believe is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW THE FUNDS CALCULATE NET ASSET VALUE
The price of each class of the Funds' shares is based on its net asset value. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

The Funds determine their net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Because some of the Funds hold securities that are traded on foreign exchanges, the value of those Funds' securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect those Funds' net asset value on the day it is next determined. The Funds' securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually for each Fund. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

The Internal Revenue Service ("IRS") has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia Advisors believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively.

OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge.

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES - CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                   CUMULATIVE RETURN   HYPOTHETICAL YEAR-
        BEFORE FEES &        ANNUAL         AFTER FEES &      END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES        EXPENSE RATIO       EXPENSES         FEES & EXPENSES      EXPENSES(1)
1           5.00%             0.87%             4.13%             $10,413.00            $88.80
2          10.25%             0.87%             8.43%             $10,843.06            $92.46
3          15.76%             0.87%            12.91%             $11,290.88            $96.28
4          21.55%             0.87%            17.57%             $11,757.19           $100.26
5          27.63%             0.87%            22.43%             $12,242.76           $104.40
6          34.01%             0.87%            27.48%             $12,748.39           $108.71
7          40.71%             0.87%            32.75%             $13,274.89           $113.20
8          47.75%             0.87%            38.23%             $13,823.15           $117.88
9          55.13%             0.87%            43.94%             $14,394.04           $122.74
10         62.89%             0.87%            49.89%             $14,988.52           $127.81
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                     $4,988.52
TOTAL ANNUAL FEES AND
EXPENSES                                                                             $1,072.55

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

APPENDIX A

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES -- CLASS A SHARES

  MAXIMUM SALES CHARGE   INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
         0.00%                         $10,000.00                           5%

      CUMULATIVE RETURN                          CUMULATIVE RETURN     HYPOTHETICAL YEAR-
        BEFORE FEES &           ANNUAL             AFTER FEES &        END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES          EXPENSE RATIO            EXPENSES           FEES & EXPENSES      EXPENSES(1)
1           5.00%                0.78%                  4.22%              $10,422.00           $79.65
2          10.25%                0.78%                  8.62%              $10,861.81           $83.01
3          15.76%                0.78%                 13.20%              $11,320.18           $86.51
4          21.55%                0.78%                 17.98%              $11,797.89           $90.16
5          27.63%                0.78%                 22.96%              $12,295.76           $93.97
6          34.01%                0.78%                 28.15%              $12,814.64           $97.93
7          40.71%                0.78%                 33.55%              $13,355.42          $102.06
8          47.75%                0.78%                 39.19%              $13,919.02          $106.37
9          55.13%                0.78%                 45.06%              $14,506.40          $110.86
10         62.89%                0.78%                 51.19%              $15,118.57          $115.54
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                              $5,118.57
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                     $966.05

 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiafunds.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Funds Variable Insurance Trust (formerly named SteinRoe Variable
  Investment Trust): 811-05199

Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)

                     COLUMBIA FUNDS VARIABLE INSURANCE TRUST



                One Financial Center, Boston, Massachusetts 02111


                 Columbia Asset Allocation Fund, Variable Series
                Columbia Federal Securities Fund, Variable Series
                  Columbia International Fund, Variable Series
                 Columbia Large Cap Growth Fund Variable Series
                 Columbia Large Cap Value Fund, Variable Series
                  Columbia Mid Cap Value Fund, Variable Series
                   Columbia Money Market Fund, Variable Series
                  Columbia S&P 500 Index Fund, Variable Series
                 Columbia Small Cap Value Fund, Variable Series
               Columbia Small Company Growth Fund, Variable Series
                 Columbia Strategic Income Fund, Variable Series
                 (Each a "Fund" and collectively, the "Funds.")



                       STATEMENT OF ADDITIONAL INFORMATION



                                Dated May 1, 2006



     This Statement of Additional Information ("SAI") is not a Prospectus, but provides additional information which should be read in conjunction with the Class A and Class B Prospectuses for Columbia Funds Variable Insurance Trust (the "Trust"), dated May 1, 2006, and any supplements thereto, which may be obtained at no charge by calling Columbia Management Distributors, Inc. ("CMD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company. Each Fund's financial statements for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI. The most recent Annual Report to shareholders may be obtained at no charge by calling CMD at the number above or by contacting the Participating Insurance Company, or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
General Information and History.............................................   3
Investment Restrictions.....................................................   6
Portfolio Turnover..........................................................  13
Purchases and Redemptions...................................................  14
Trustees and Officers.......................................................  15
Portfolio Managers..........................................................  26
Management Arrangements.....................................................  39
Trust Charges and Expenses..................................................  40
Underwriters................................................................  49
Code of Ethics..............................................................  52
Anti-Money Laundering Compliance............................................  52
Disclosure of Portfolio Information.........................................  53
Custodian...................................................................  54
Portfolio Transactions......................................................  55
Net Asset Value.............................................................  67
Taxes.......................................................................  68
Record Shareholders.........................................................  69
Independent Registered Public Accounting Firm
and Financial Statements....................................................  77
Appendix A - Investment Techniques and Securities...........................  78
Appendix B - Proxy Voting Policies and Procedures........................... 104

                         GENERAL INFORMATION AND HISTORY


     Columbia Funds Variable Insurance Trust (the "Trust"), a business trust organized under the laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust currently offers eleven Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Columbia Asset Allocation Fund, Variable Series ("Asset Allocation Fund"), Columbia Federal Securities Fund, Variable Series ("Federal Securities Fund"), Columbia International Fund, Variable Series ("International Fund") Columbia Large Cap Growth Fund Variable Series ("Large Cap Growth Fund"), Columbia Large Cap Value Fund, Variable Series ("Large Cap Value Fund"), Columbia Mid Cap Value Fund, Variable Series ("Mid Cap Value Fund"), Columbia Money Market Fund, Variable Series ("Money Market Fund"), Columbia S&P 500 Index Fund, Variable Series ("500 Index Fund"), Columbia Small Cap Value Fund, Variable Series ("Small Cap Value Fund"), Columbia Small Company Growth Fund, Variable Series ("Small Company Growth Fund") and Columbia Strategic Income Fund, Variable Series ("Strategic Income Fund") (individually referred to as a "Fund", or by the defined name indicated, or collectively as the "Funds").



     Prior to May 1, 2006 (the "Fund Reorganization Date"), the International Fund, Large Cap Value Fund, Mid Cap Value Fund, 500 Index Fund, Small Cap Value Fund and Strategic Income Fund were organized as series of Liberty Variable Investment Trust, a Massachusetts business trust (the "Predecessor Funds") that commenced investment operations on July 1, 1993. The information provided for each of these Funds in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Funds.



     Columbia Management Advisors, LLC (the "Advisor") serves as investment advisor pursuant to investment advisory agreements between the Trust, on behalf of the Funds, and the Advisor (the "Management Agreements"). The Advisor is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation ("Bank of America"). The Advisor's address is 100 Federal Street, Boston, Massachusetts 02110. The directors and the principal executive officer of the Advisor are Keith T. Banks (principal executive officer and director) and Roger Sayler. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022.



     Effective May 1, 2006, the Trust changed its name from "SteinRoe Variable Investment Trust" to its current name.



     Effective April 7, 2003, the Asset Allocation Fund changed its name from "Stein Roe Balanced Fund, Variable Series" to "Liberty Asset Allocation Fund, Variable Series." Effective May 1, 2006, the Asset Allocation Fund changed its name from "Liberty Asset Allocation Fund, Variable Series" to its current name.



     Effective April 30, 2001, the Federal Securities Fund changed its name from "Stein Roe Mortgage Securities Fund, Variable Series" to "Liberty Federal Securities Fund, Variable Series." Effective May 1, 2006, the Federal Securities Fund changed its name from "Liberty Federal Securities Fund, Variable Series" to its current name.

     Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to "Colonial International Fund for Growth, Variable Series." Effective April 7, 2003, the International Fund changed its name from "Colonial International Fund for Growth, Variable Series" to its current name.



     Effective February 25, 2005, the Large Cap Growth Fund changed its name from "Stein Roe Growth Stock Fund, Variable Series" to its current name.



     Effective May 1, 1997, the Large Cap Value Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the Large Cap Value Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the Large Cap Value Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to "Colonial U.S. Growth & Income Fund, Variable Series." Effective April 7, 2003, the Large Cap Value Fund changed its name from "Colonial U.S. Growth & Income Fund, Variable Series" to "Liberty Growth & Income Fund, Variable Series." Effective May 1, 2006, the Large Cap Value Fund changed its name from "Liberty Growth & Income Fund, Variable Series" to its current name.



     Effective May 1, 2006, the Mid Cap Value Fund changed its name from "Liberty Select Value Fund, Variable Series" to its current name.



     Effective April 7, 2003, the Money Market Fund changed its name from "Stein Roe Money Market Fund, Variable Series" to "Liberty Money Market Fund, Variable Series." Effective May 1, 2006, the Money Market Fund changed its name from "Liberty Money Market Fund, Variable Series" to its current name.



     Effective May 1, 2006, the 500 Index Fund changed its name from "Liberty S&P 500 Index Fund, Variable Series" to its current name.



     Effective May 1, 2006, the Small Cap Value Fund changed its name from "Colonial Small Cap Value Fund, Variable Series" to its current name.



     Effective November 15, 1997, the Small Company Growth Fund changed its name from "Stein Roe Capital Appreciation Fund" to "Stein Roe Special Venture Fund, Variable Series." Effective May 5, 1999, the Small Company Growth Fund changed its name from "Stein Roe Special Venture Fund, Variable Series" to "Stein Roe Small Company Growth Fund, Variable Series." Effective April 14, 2003, the Small Company Growth Fund changed its name from "Stein Roe Small Company Growth Fund, Variable Series" to "Liberty Small Company Growth Fund, Variable Series." Effective May 1, 2006, the Small Company Growth Fund changed its name from "Liberty Small Company Growth Fund, Variable Series" to its current name.



     Effective November 15, 1997, the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to "Colonial Strategic Income Fund, Variable Series." Effective May 1, 2006, the Strategic Income Fund changed its name from "Colonial Strategic Income Fund, Variable Series" to its current name.

     The Trust issues shares of beneficial interest in each Fund. Each Fund, except the International Fund, is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund is a non-diversified series of the Trust, representing the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder service and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for VA contracts and VLI policies offered by the separate accounts of Participating Insurance Companies.



     The Trust was organized under an Agreement and Declaration of Trust ("Declaration of Trust") as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize.


     Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

     Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

     The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

     The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

     The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's

Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.


     The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under "Mixed and Shared Funding."



                             INVESTMENT RESTRICTIONS



     The investment restrictions specified below with respect to each Fund as "Fundamental Investment Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of a vote of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental goals, policies, or restrictions of that Fund.



     Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.



FUNDAMENTAL POLICIES


     The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:


     1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended ("1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.



     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.



     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.



     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. [For Money Market Fund only, the following sentence is added: "This restriction shall not apply to securities of issuers in the financial services industry."]



     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.



     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.



     7. [Except for International Fund, which is classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

NON-FUNDAMENTAL POLICIES



ASSET ALLOCATION FUND, FEDERAL SECURITIES FUND, LARGE CAP GROWTH FUND, MONEY MARKET FUND AND SMALL COMPANY GROWTH FUND



     The Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Money Market Fund and Small Company Growth Fund are also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:


(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;


(d) not issue senior securities, except to the extent permitted by the 1940 Act (including permitted borrowings);


(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];


(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;



(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days; or



(l) invest up to 20% of its total assets in foreign securities [applies to Large Cap Growth Fund only].


     Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by SEC rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

     Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the SEC, are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; and insurance agents, brokers and services.

ADDITIONAL VOLUNTARY RESTRICTIONS PERTAINING TO SMALL COMPANY GROWTH FUND

     Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

     The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

     The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

     If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.


INTERNATIONAL FUND



     OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the International Fund may not:



1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;



2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;



3.   Invest more than 15% of its net assets in illiquid assets;



4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;



5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;



6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or



8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.



LARGE CAP VALUE FUND



     OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Large Cap Value Fund, which may be changed without a shareholder vote, the Large Cap Value Fund may not:



1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;



2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;



3.   Invest more than 15% of its net assets in illiquid assets; or



4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.



MID CAP VALUE FUND



     OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Mid Cap Value Fund, which may be changed without a shareholder vote, the Mid Cap Value Fund may not:



1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;



2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or



3.   Invest more than 15% of its net assets in illiquid assets.

500 INDEX FUND



     OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the 500 Index Fund may not:



1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;



2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or



3.   Invest more than 15% of its net assets in illiquid assets.



SMALL CAP VALUE FUND



     OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Value Fund, which may be changed without a shareholder vote, the Small Cap Value Fund may not:



1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;



2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;



3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; or



4.   Invest more than 15% of its net assets in illiquid assets.



STRATEGIC INCOME FUND



     OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Strategic Income Fund may not:



1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;



2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;



3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

4.   Invest more than 15% of its net assets in illiquid assets.



     In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.



     If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.



     Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


                               PORTFOLIO TURNOVER


     The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.



     A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. Higher transaction costs reduce the Funds' returns.


                            PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."


     Each Fund's net asset value is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February,

Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

     The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

     The Board has overall management responsibility for the Trust and the Funds.


     Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.



                                                                                             Number of
                                                                                           Portfolios in
                                         Year First                                        Columbia Fund
                                         Elected or                                           Complex
       Name and         Position with     Appointed         Principal Occupation(s)           Overseen      Other Directorships
    Year of Birth           Funds       to Office(1)         During Past Five Years          by Trustee           Held(2)
    -------------       -------------   ------------   ---------------------------------   -------------   --------------------
DISINTERESTED TRUSTEE
Thomas C. Theobald       Trustee and        1996       Partner and Senior Advisor,               83        Anixter
(Born 1937)                Chairman                    Chicago Growth Partners (private                    International
                         of the Board                  equity investing) since                             (network support
                                                       September, 2004; Managing                           equipment
                                                       Director, William Blair Capital                     distributor);
                                                       Partners (private equity                            Ventas, Inc. (real
                                                       investing) from September, 1994                     estate investment
                                                       to September, 2004.                                 trust); Jones Lang
                                                                                                           LaSalle (real estate
                                                                                                           management services)
                                                                                                           and Ambac Financial
                                                                                                           Group (financial
                                                                                                           guaranty insurance)

Douglas A. Hacker          Trustee          1996       Executive Vice President --               83        Nash Finch Company
(Born 1955)                                            Strategy of United Airlines                         (food distributor)
                                                       (airline) from December, 2002 to
                                                       April, 2006; President of UAL
                                                       Loyalty Services (airline) from
                                                       September, 2001 to December,
                                                       2002; Executive Vice President
                                                       and Chief Financial Officer

                                                       of United Airlines from July,
                                                       1999 to September, 2001.

                                                                                             Number of
                                                                                           Portfolios in
                                         Year First                                        Columbia Fund
                                         Elected or                                           Complex
       Name and         Position with     Appointed         Principal Occupation(s)           Overseen     Other Directorships
    Year of Birth           Funds       to Office(1)         During Past Five Years          by Trustee          Held(2)
    -------------       -------------   ------------   ---------------------------------   -------------   -------------------
DISINTERESTED TRUSTEE
Janet Langford Kelly    Trustee             1996       Partner, Zelle, Hofmann, Voelbel,         83        UAL Corporation
(Born 1957)                                            Mason & Gette LLP (law firm)                        (airline)
                                                       since March, 2005; Adjunct
                                                       Professor of Law, Northwestern
                                                       University, since September,
                                                       2004; Chief Administrative
                                                       Officer and Senior Vice
                                                       President, Kmart Holding
                                                       Corporation (consumer goods),
                                                       from September, 2003 to March,
                                                       2004; Executive Vice
                                                       President-Corporate Development
                                                       and Administration, General
                                                       Counsel and Secretary, Kellogg
                                                       Company (food manufacturer), from
                                                       September, 1999 to August, 2003.

Richard W. Lowry        Trustee             1995       Private Investor since August,            85        None
(Born 1936)                                            1987 (formerly Chairman and
                                                       Chief Executive Officer, U.S.
                                                       Plywood Corporation (building
                                                       products manufacturer) until
                                                       1987.)

                                                                                              Number of
                                                                                            Portfolios in
                                         Year First                                         Columbia Fund
                                         Elected or                                            Complex
       Name and         Position with     Appointed          Principal Occupation(s)           Overseen     Other Directorships
    Year of Birth           Funds       to Office(1)         During Past Five Years           by Trustee          Held(2)
    -------------       -------------   ------------   ----------------------------------   -------------   -------------------
DISINTERESTED TRUSTEE
Charles R. Nelson       Trustee             1981       Professor of Economics, University         83        None
(Born 1943)                                            of Washington since January, 1976;
                                                       Ford and Louisa Van Voorhis
                                                       Professor of Political Economy,
                                                       University of Washington, since
                                                       September, 1993; Director,
                                                       Institute for Economic Research,
                                                       University of Washington from
                                                       September, 2001 to June, 2003;
                                                       Adjunct Professor of Statistics,
                                                       University of Washington since
                                                       September, 1980; Associate Editor,
                                                       Journal of Money Credit and
                                                       Banking since September, 1993;
                                                       consultant on econometric and
                                                       statistical matters.

John J. Neuhauser       Trustee             1985       University Professor, Boston               85        None
(Born 1942)                                            College since November, 2005;
                                                       Academic Vice President and Dean
                                                       of Faculties, Boston College from
                                                       August, 1999 to October, 2005.

Patrick J.              Trustee             2000       Partner, Perkins Coie L.L.P. (law          83        None
Simpson                                                firm).
(Born 1944)

Thomas E. Stitzel       Trustee             1998       Business Consultant since 1999;            83        None
(Born 1936)                                            Chartered Financial Analyst.

Anne-Lee Verville       Trustee             1998       Retired since 1997 (formerly               83        Chairman of the
(Born 1945)                                            General Manager, Global Education                    Board of Directors,
                                                       Industry, IBM Corporation                            Enesco Group,Inc.
                                                       (computer and technology) from                       (producer of
                                                       1994 to 1997).                                       giftware and home
                                                                                                            and garden decor
                                                                                                            products)

                                                                                              Number of
                                                                                            Portfolios in
                                         Year First                                         Columbia Fund
                                         Elected or                                            Complex
       Name and         Position with     Appointed          Principal Occupation(s)           Overseen     Other Directorships
    Year of Birth           Funds       to Office(1)         During Past Five Years           by Trustee          Held(2)
    -------------       -------------   ------------   ----------------------------------   -------------   -------------------
DISINTERESTED TRUSTEE
Richard L. Woolworth    Trustee             1991       Retired since December, 2003               83        Northwest Natural
(Born 1941)                                            (formerly Chairman and Chief                         Gas (natural gas
                                                       Executive Officer, The Regence                       service provider)
                                                       Group Co. (regional health
                                                       insurer); Chairman and Chief
                                                       Executive Officer, BlueCross
                                                       BlueShield of Oregon; Certified
                                                       Public Accountant, Arthur Young
                                                       & Company).

INTERESTED TRUSTEE
William E. Mayer(3)     Trustee             1994       Partner, Park Avenue Equity                83        Lee Enterprises
(Born 1940)                                            Partners (private equity) since                      (print media), WR
                                                       February, 1999.                                      Hambrecht + Co.
                                                                                                            (financial service
                                                                                                            provider); Reader's
                                                                                                            Digest
                                                                                                            (publishing);
                                                                                                            OPENFIELD Solutions
                                                                                                            (retail industry
                                                                                                            technology
                                                                                                            provider)



(1) The date shown is the earliest date on which a Trustee was elected or appointed to the board of a Fund in the Columbia Fund Complex.



(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").



(3) Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.




                                        Year First
                                        Elected or
       Name and         Position with    Appointed         Principal Occupation(s)
    Year of Birth           Funds        to Office         During Past Five Years
    -------------       -------------   ----------   ----------------------------------
OFFICERS
Christopher L. Wilson   President          2004      Head of Mutual Funds since August,
(Born 1957)                                          2004 and Managing Director of the
                                                     Advisor since September, 2005;
                                                     President and Chief Executive
                                                     Officer,CDC IXIS Asset Management
                                                     Services, Inc. (investment
                                                     management) from September, 1998
                                                     to August, 2004.

                                                    Year First
                                                    Elected or
Name and Year of Birth                               Appointed
OFFICERS                    Position with Funds      to Office      Principal Occupation(s) During Past Five Years
----------------------    -----------------------   ----------   -------------------------------------------------
James R. Bordewick, Jr.   Senior Vice President,       2006      Associate General Counsel, Bank of America since
(Born 1959)               Secretary and Chief                    April, 2005; Senior Vice President and Associate
                          Legal Officer                          General Counsel, MFS Investment Management
                                                                 (investment management) prior to April, 2005.

J. Kevin Connaughton      Senior Vice President,       2000      Managing Director of the Advisor since February,
(Born 1964)               Chief Financial Officer                1998.
                          and Treasurer

Mary Joan Hoene           Senior Vice President        2004      Senior Vice President and Chief Compliance
(Born 1949)               and Chief Compliance                   Officer of various funds in the Columbia Fund
                          Officer                                Complex; Partner, Carter, Ledyard & Milburn LLP
                                                                 (law firm) from January, 2001 to August, 2004.

Michael G. Clarke         Chief Accounting             2004      Managing Director of the Advisor since February,
(Born 1969)               Officer and Assistant                  2001.
                          Treasurer

Stephen T. Welsh          Vice President               1996      President, Columbia Management Services, Inc.
(Born 1957)                                                      since July, 2004; Senior Vice President and
                                                                 Controller, Columbia Management Services, Inc.
                                                                 prior to July, 2004.

Jeffrey R. Coleman        Deputy Treasurer             2004      Group Operations Manager of the Advisor since
(Born 1969)                                                      October, 2004; Vice President of CDC IXIS Asset
                                                                 Management Services, Inc. (investment management)
                                                                 from August, 2000 to September, 2004.

Joseph F. DiMaria         Deputy Treasurer             2004      Senior Compliance Manager of the Advisor since
(Born 1968)                                                      January, 2005; Director of Trustee Administration
                                                                 of the Advisor from May, 2003 to January, 2005;
                                                                 Senior Audit Manager, PricewaterhouseCoopers
                                                                 (independent registered public accounting firm)
                                                                 from July, 2000 to April, 2003.

Ty S. Edwards             Deputy Treasurer             2004      Vice President of the Advisor since 2002;
(Born 1966)                                                      Assistant Vice President and Director, State
                                                                 Street Corporation (financial services) prior to
                                                                 2002.

Barry S. Vallan           Controller                   2006      Vice President-Fund Treasury of the Advisor since
(Born 1969)                                                      October, 2004; Vice President-Trustee Reporting
                                                                 from April, 2002 to October, 2004; Management
                                                                 Consultant, PricewaterhouseCoopers (independent
                                                                 registered public accounting firm) prior to
                                                                 October, 2002.

                                                    Year First
                                                    Elected or
Name and Year of Birth                               Appointed
OFFICERS                    Position with Funds      to Office      Principal Occupation(s) During Past Five Years
----------------------    -----------------------   ----------   -------------------------------------------------
Peter T. Fariel           Assistant Secretary          2006      Associate General Counsel, Bank of America since
(Born 1957)                                                      April, 2005; Partner, Goodwin Procter LLP (law
                                                                 firm) prior to April, 2005.

Ryan C. Larrenaga         Assistant Secretary          2005      Assistant General Counsel, Bank of America since
(Born 1970)                                                      March, 2005; Associate, Ropes & Gray LLP (law firm)
                                                                 from 1998 to February, 2005.

Barry S. Finkle           Assistant Treasurer          2003      Senior Manager and Head of Fund Performance of the
(Born 1965)                                                      Advisor since January, 2001.

Julian Quero              Assistant Treasurer          2003      Senior Compliance Manager of the Advisor since
(Born 1967)                                                      April, 2002; Assistant Vice President of Taxes and
                                                                 Distributions of the Advisor from 2001 to April,
                                                                 2002.



     Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.



     The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.














TRUSTEES AND TRUSTEES' FEES


     The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.



The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year and calendar year ended December 31, 2005, the Trustees received the following compensation for serving as Trustees:

                            PENSION OR
                            RETIREMENT          TOTAL COMPENSATION FROM THE
                         BENEFITS ACCRUED      COLUMBIA FUND COMPLEX PAID TO
                          AS PART OF FUND   THE TRUSTEES FOR THE CALENDAR YEAR
TRUSTEE                     EXPENSES(A)         ENDED DECEMBER 31, 2005(B)
-------                  ----------------   ----------------------------------
Douglas A. Hacker               N/A                      $111,277
Janet Langford Kelly            N/A                       116,500
Richard W. Lowry                N/A                       142,500
William E. Mayer                N/A                       147,750
Charles R. Nelson               N/A                       111,500
John J. Neuhauser               N/A                       137,833
Patrick J. Simpson (c)          N/A                       107,500
Thomas E. Stitzel               N/A                       113,000
Thomas C. Theobald(d)           N/A                       205,500
Anne-Lee Verville(e)            N/A                       120,723
Richard L. Woolworth            N/A                       106,500



                        AGGREGATE COMPENSATION     AGGREGATE COMPENSATION   AGGREGATE COMPENSATION   AGGREGATE COMPENSATION
                             FROM THE ASSET           FROM THE FEDERAL      FROM THE INTERNATIONAL     FROM THE LARGE CAP
                        ALLOCATION FUND FOR THE   SECURITIES FUND FOR THE     FUND FOR THE FISCAL      GROWTH FUND FOR THE
                           FISCAL YEAR ENDED         FISCAL YEAR ENDED            YEAR ENDED            FISCAL YEAR ENDED
TRUSTEE                    DECEMBER 31, 2005         DECEMBER 31, 2005         DECEMBER 31, 2005        DECEMBER 31, 2005
-------                 -----------------------   -----------------------   ----------------------   ----------------------
Douglas A. Hacker                $  985                    $  828                   $   557                  $  697
Janet Langford Kelly              1,025                       862                       580                     725
Richard W. Lowry                    885                       744                       501                     626
William E. Mayer                  1,020                       857                       577                     721
Charles R. Nelson                   982                       825                       556                     694
John J. Neuhauser                   903                       759                       511                     639
Patrick J. Simpson(c)               947                       796                       536                     671
Thomas E. Stitzel                   999                       840                       565                     708
Thomas C. Theobald(d)             1,804                     1,514                     1,023                   1,271
Anne-Lee Verville (e)             1,062                       893                       601                     751
Richard L. Woolworth                941                       791                       532                     666

                         AGGREGATE COMPENSATION   AGGREGATE COMPENSATION   AGGREGATE COMPENSATION   AGGREGATE COMPENSATION
                           FROM THE LARGE CAP     FROM THE MID CAP VALUE    FROM THE MONEY MARKET     FROM THE 500 INDEX
                           VALUE FUND FOR THE          FUND FOR THE             FUND FOR THE             FUND FOR THE
                            FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
TRUSTEE                     DECEMBER 31, 2005        DECEMBER 31, 2005        DECEMBER 31, 2005        DECEMBER 31, 2005
-------                  ----------------------   ----------------------   ----------------------   ----------------------
Douglas A. Hacker                $  922                    $492                    $  869                    $516
Janet Langford Kelly                959                     511                       904                     537
Richard W. Lowry                    829                     442                       781                     464
William E. Mayer                    954                     509                       899                     534
Charles R. Nelson                   919                     490                       866                     514
John J. Neuhauser                   845                     451                       797                     473
Patrick J. Simpson (c)              887                     473                       836                     497
Thomas E. Stitzel                   935                     499                       881                     524
Thomas C. Theobald(d)             1,690                     900                     1,587                     945
Anne-Lee Verville (e)               994                     530                       937                     556
Richard L. Woolworth                880                     469                       830                     493



                         AGGREGATE COMPENSATION   AGGREGATE COMPENSATION   AGGREGATE COMPENSATION
                           FROM THE SMALL CAP     FROM THE SMALL COMPANY     FROM THE STRATEGIC
                           VALUE FUND FOR THE       GROWTH FUND FOR THE      INCOME FUND FOR THE
                            FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
TRUSTEE                     DECEMBER 31, 2005        DECEMBER 31, 2005        DECEMBER 31, 2005
-------                  ----------------------   ----------------------   ----------------------
Douglas A. Hacker                $1,019                    $522                    $  739
Janet Langford Kelly              1,056                     544                       769
Richard W. Lowry                    913                     469                       665
William E. Mayer                  1,052                     541                       765
Charles R. Nelson                 1,014                     521                       737
John J. Neuhauser                   931                     479                       678
Patrick J. Simpson (c)              979                     502                       711
Thomas E. Stitzel                 1,035                     530                       750
Thomas C. Theobald(d)             1,859                     957                     1,355
Anne-Lee Verville(e)              1,092                     563                       797
Richard L. Woolworth                971                     499                       706



(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(b) As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.



(c) During the fiscal year ended December 31, 2005, and the calendar year ended December 31, 2005, Mr. Simpson deferred $947, $796, $536, $671, $887, $473,
     $836, $497, $979, $502 and $711 of his compensation from the Asset Allocation, Federal Securities Fund, International Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Money Market Fund, 500 Index Fund, Small Cap Value Fund, Small Company Growth and Strategic Income Fund, respectively, and $107,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under that plan was $269,502.

(d) During the fiscal year ended December 31, 2005, and the calendar year ended December 31, 2005, Mr. Theobald deferred $1,055, $887, $597, $741, $988,
     $524, $927, $551, $1,064, $559 and $792 of his compensation from the Asset Allocation, Federal Securities Fund, International Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Money Market Fund, 500 Index Fund, Small Cap Value Fund, Small Company Growth and Strategic Income Fund, respectively, and $150,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.



(e) At December 31, 2005, the value of Ms. Verville's account under the deferred compensation plan was $683,935.


ROLE OF THE BOARD OF TRUSTEES


The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.


AUDIT COMMITTEE


Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended December 31, 2005, the Audit Committee convened ninetimes.


GOVERNANCE COMMITTEE


Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended December 31, 2005, the Governance Committee convened fivetimes.


ADVISORY FEES & EXPENSES COMMITTEE


Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses

Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended December 31, 2005, the Advisory Fees & Expenses Committee convened seventimes.


COMPLIANCE COMMITTEE


Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended December 31, 2005, the Compliance Committee convened fivetimes.


INVESTMENT OVERSIGHT COMMITTEES


Each Trustee of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment goals. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:



     IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.



     IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.



     IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.



     IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
               Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.


SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each Fund and (ii) in the funds in the Columbia Fund Complex.



                         DOLLAR RANGE OF EQUITY   DOLLAR RANGE OF EQUITY   DOLLAR RANGE OF EQUITY   DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE         SECURITIES OWNED IN THE  SECURITIES OWNED IN THE  SECURITIES OWNED IN THE  SECURITIES OWNED IN THE
DISINTERESTED TRUSTEES   ASSET ALLOCATION FUND   FEDERAL SECURITIES FUND     INTERNATIONAL FUND     LARGE CAP GROWTH FUND
----------------------  -----------------------  -----------------------  -----------------------  -----------------------
Douglas A. Hacker                 None                     None                     None                     None
Janet Langford Kelly              None                     None                     None                     None
Richard W. Lowry                  None                     None                     None                     None
Charles R. Nelson                 None                     None                     None                     None
John J. Neuhauser                 None                     None                     None                     None
Patrick J. Simpson                None                     None                     None                     None
Thomas E. Stitzel                 None                     None                     None                     None
Thomas C. Theobald                None                     None                     None                     None
Anne-Lee Verville (a)             None                     None                     None                     None
Richard L. Woolworth              None                     None                     None                     None

INTERESTED TRUSTEE
William E. Mayer                  None                     None                     None                     None



                         DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE         SECURITIES OWNED IN THE  SECURITIES OWNED IN THE MID  SECURITIES OWNED IN THE  SECURITIES OWNED IN THE 500
DISINTERESTED TRUSTEES    LARGE CAP GROWTHFUND          CAP VALUE FUND           MONEY MARKET FUND              INDEX FUND
----------------------  -----------------------  ---------------------------  -----------------------  ---------------------------
Douglas A. Hacker                 None                       None                       None                       None
Janet Langford Kelly              None                       None                       None                       None
Richard W. Lowry                  None                       None                       None                       None
Charles R. Nelson                 None                       None                       None                       None
John J. Neuhauser                 None                       None                       None                       None
Patrick J. Simpson                None                       None                       None                       None
Thomas E. Stitzel                 None                       None                       None                       None
Thomas C. Theobald                None                       None                       None                       None
Anne-Lee Verville (a)             None                       None                       None                       None
Richard L. Woolworth              None                       None                       None                       None

INTERESTED TRUSTEE
William E. Mayer                  None                       None                       None                       None



                                                                                                       AGGREGATE DOLLAR RANGE OF
                         DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF EQUITY    EQUITY SECURITIES OWNED IN
NAME OF TRUSTEE         SECURITIES OWNED IN THE   SECURITIES OWNED IN THE   SECURITIES OWNED IN THE  ALL FUNDS OVERSEEN BY TRUSTEE
DISINTERESTED TRUSTEES    SMALL CAP VALUE FUND   SMALL COMPANY GROWTH FUND   STRATEGIC INCOME FUND      IN COLUMBIA FUND COMPLEX
----------------------  -----------------------  -------------------------  -----------------------  -----------------------------
Douglas A. Hacker                 None                      None                      None                   Over $100,000
Janet Langford Kelly              None                      None                      None                   Over $100,000
Richard W. Lowry                  None                      None                      None                   Over $100,000

Charles R. Nelson                 None                      None                      None                   Over $100,000
John J. Neuhauser                 None                      None                      None                   Over $100,000
Patrick J. Simpson                None                      None                      None                   Over $100,000
Thomas E. Stitzel                 None                      None                      None                  $50,001-$100,000
Thomas C. Theobald                None                      None                      None                   Over $100,000
Anne-Lee Verville (a)             None                      None                      None                   Over $100,000
Richard L. Woolworth              None                      None                      None                   Over $100,000

INTERESTED TRUSTEE
William E. Mayer                  None                      None                      None                  $50,001-100,000



(a) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.



PORTFOLIO MANAGERS



OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS



     The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year-end.

ASSET ALLOCATION FUND



                                    OTHER
                           SEC-REGISTEREDOPEN-END          OTHER POOLED
                            AND CLOSED-END FUNDS       INVESTMENT VEHICLES           OTHER ACCOUNTS
                          ------------------------  -------------------------  -------------------------
                          NUMBER OF                 NUMBER OF                  NUMBER OF
PORTFOLIO MANAGERS         ACCOUNTS      ASSETS      ACCOUNTS      ASSETS       ACCOUNTS      ASSETS
------------------------  ---------  -------------  ---------  --------------  ---------  --------------
Leonard A. Aplet            10       $3.02 billion       6      $1.5 billion      125       $8.5 billion
Stephen D. Barbaro           4        $1.2 billion       1      $20 million        12       $25 million
Paul J. Berlinguet          16        $2.8 billion       1      $400 million       23       $445 million
Daniel H. Cole               2        $490 million       0           $0            16       $676 million
Wayne M. Collette            9       $1.39 billion       1      $7.9 million       22      $464.6 million
Daniele M. Donahue           3        $541 million       0           $0             3      $300 thousand
Lori J. Ensinger            11        $6.8 billion       2     $556.5 million   3,385       $3.1 billion
Edward P. Hickey             6        $1.9 billion       1      $401 million       16       $339 million
David I. Hoffman            12        $7.5 billion       2     $556.5 million   3,392       $3.2 billion
Jeremy Javidi                4        $1.2 billion       1      $20 million        10       $23 million
Kenneth A. Korngiebel        7       $1.18 billion       1      $7.9 million       44       $467 million
J. Michael Kosicki           7       $1.18 billion       1      $7.9 million       29      $464.5 million
Vikram J. Kuriyan, Ph.D.    17        $9.5 billion      41      $3.7 billion      129(*)    $8.8 billion
Robert Madsen                1       $30.1 million       0           $0             0            $0
Jon Michael Morgan           3        $541 million       0           $0             2      $292 thousand
George J. Myers              7       $1.17 billion       1      $7.9 million       25      $464.5 million
Stephen Peacher              5        $2.1 billion       0           $0             9        $5 million
Noah J. Petrucci            11        $6.8 billion       2     $556.5 million   3,376       $3.1 billion
Klaus Ropke                  1       $30.1 million       0           $0             0            $0
Clifford D. Siverd           3        $541 million       0           $0             6      $510 thousand
Diane L. Sobin              11        $6.8 billion       2     $556.5 million   3,380       $3.1 billion
Roger R. Sullivan            6        $2.0 billion       1      $400 million       25       $200 million
Mary-Ann Ward                6        $2.0 billion       1      $400 million       75       $131 million
Theodore R. Wendell          9       $1.39 billion       1      $7.9 million       28      $464.7 million
John T. Wilson               7         $3 billion        1      $410 million       30       $250 million
Karen Wurdack, Ph.D.         2(**)    $1.0 billion       0           $0             4      $240 thousand



(*) Included among these accounts are 2 accounts, totaling $33.6 million in assets, that include an advisory fee based on performance.



(**) Both of these accounts include an advisory fee based on performance.

FEDERAL SECURITIES FUND



                            OTHER              OTHER POOLED
                   SEC-REGISTERED OPEN-END      INVESTMENT
                    AND CLOSED-END FUNDS         VEHICLES            OTHER ACCOUNTS
                   -----------------------  -----------------  -------------------------
                   NUMBER OF                NUMBER OF          NUMBER OF
PORTFOLIO MANAGER   ACCOUNTS     ASSETS      ACCOUNTS  ASSETS   ACCOUNTS      ASSETS
-----------------  ---------  ------------  ---------  ------  ---------  --------------
Ann T. Peterson        2       $2 billion       0        $0        3       $450 thousand



INTERNATIONAL FUND



                             OTHER
                    SEC-REGISTERED OPEN-END         OTHER POOLED
                     AND CLOSED-END FUNDS       INVESTMENT VEHICLES           OTHER ACCOUNTS
                    -----------------------  -------------------------  -------------------------
                    NUMBER OF                NUMBER OF                  NUMBER OF
PORTFOLIO MANAGER    ACCOUNTS     ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
-----------------   ---------  ------------  ---------  --------------  ---------  --------------
Fred Copper             5      $1.7 billion      2      $466.6 million      8      $324.6 million



LARGE CAP GROWTH FUND



                           OTHER
                    SEC-REGISTERED OPEN-END        OTHER POOLED
                     AND CLOSED-END FUNDS      INVESTMENT VEHICLES         OTHER ACCOUNTS
                    -----------------------  -----------------------  -----------------------
                    NUMBER OF                NUMBER OF                NUMBER OF
PORTFOLIO MANAGERS   ACCOUNTS     ASSETS      ACCOUNTS     ASSETS      ACCOUNTS     ASSETS
------------------  ---------  ------------  ---------  ------------  ---------  ------------
Paul J. Berlinguet      16     $2.8 billion      1      $400 million      23     $445 million
Edward P. Hickey         6     $731 million      1      $401 million      16     $339 million
Roger R. Sullivan        6     $1.9 billion      1      $400 million      25     $200 million
Mary-Ann Ward            6     $2.0 billion      1      $400 million      75     $131 million
John T. Wilson           7     $1.6 billion      1      $410 million      30     $250 million



LARGE CAP VALUE FUND



                             OTHER
                    SEC-REGISTERED OPEN-END         OTHER POOLED
                     AND CLOSED-END FUNDS       INVESTMENT VEHICLES          OTHER ACCOUNTS
                    -----------------------  -------------------------  -----------------------
                    NUMBER OF                NUMBER OF                  NUMBER OF
PORTFOLIO MANAGERS   ACCOUNTS     ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
------------------  ---------  ------------  ---------  --------------  ---------  ------------
Lori J. Ensinger        12     $6.6 billion      2      $556.5 million   3,385     $3.1 billion
David I. Hoffman        13     $7.3 billion      2      $556.5 million   3,392     $3.2 billion
Noah J. Petrucci        12     $6.6 billion      2      $556.5 million   3,376     $3.1 billion
Diane L. Sobin          12     $6.6 billion      2      $556.5 million   3,380     $3.1 billion

MID CAP VALUE FUND



                             OTHER
                    SEC-REGISTERED OPEN-END         OTHER POOLED
                     AND CLOSED-END FUNDS       INVESTMENT VEHICLES          OTHER ACCOUNTS
                    -----------------------  -------------------------  -----------------------
                    NUMBER OF                NUMBER OF                  NUMBER OF
PORTFOLIO MANAGERS   ACCOUNTS     ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
------------------  ---------  ------------  ---------  --------------  ---------  ------------
Lori J. Ensinger        12     $6.8 billion      2      $556.5 million    3,385    $3.1 billion
David I. Hoffman        13     $7.5 billion      2      $556.5 million    3,392    $3.2 billion
Noah J. Petrucci        12     $6.8 billion      2      $556.5 million    3,376    $3.1 billion
Diane L. Sobin          12     $6.8 billion      2      $556.5 million    3,380    $3.1 billion



500 INDEX FUND



                                 OTHER
                        SEC-REGISTERED OPEN-END        OTHER POOLED
                         AND CLOSED-END FUNDS      INVESTMENT VEHICLES         OTHER ACCOUNTS
                        -----------------------  -----------------------  -----------------------
                        NUMBER OF                NUMBER OF                NUMBER OF
PORTFOLIO MANAGER        ACCOUNTS     ASSETS      ACCOUNTS     ASSETS      ACCOUNTS     ASSETS
-----------------       ---------  ------------  ---------  ------------  ---------  ------------
Vikram J. Kuriyan, PhD      17     $9.7 billion      41     $3.7 billion     129     $8.8 billion



SMALL CAP VALUE FUND



                             OTHER
                    SEC-REGISTERED OPEN-END        OTHER POOLED
                     AND CLOSED-END FUNDS      INVESTMENT VEHICLES       OTHER ACCOUNTS
                    -----------------------  ----------------------  ----------------------
                    NUMBER OF                NUMBER OF               NUMBER OF
PORTFOLIO MANAGERS   ACCOUNTS     ASSETS      ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
------------------  ---------  ------------  ---------  -----------  ---------  -----------
Stephen D. Barbaro      4      $791 million      1      $20 million       12    $25 million
Jeremy Javidi           4      $791 million      1      $20 million       10    $23 million



SMALL COMPANY GROWTH FUND



                             OTHER
                    SEC-REGISTERED OPEN-END        OTHER POOLED
                     AND CLOSED-END FUNDS      INVESTMENT VEHICLES         OTHER ACCOUNTS
                    -----------------------  -----------------------  ------------------------
                    NUMBER OF                NUMBER OF                NUMBER OF
PORTFOLIO MANAGERS   ACCOUNTS     ASSETS      ACCOUNTS     ASSETS      ACCOUNTS      ASSETS
------------------  ---------  ------------  ---------  ------------  ---------  -------------
Paul J. Berlinguet      16     $2.8 billion      1      $400 million      23      $445 million
Daniel H. Cole           2     $490 million      0           $0           16      $676 million
Daniele M. Donahoe       3     $742 million      0           $0            3     $300 thousand
Jon Michael Morgan       3     $742 million      0           $0            2     $292 thousand
Clifford D. Siverd       3     $742 million      0           $0            6     $510 thousand

STRATEGIC INCOME FUND



                       OTHER SEC-REGISTERED
                           OPEN-END AND              OTHER POOLED
                         CLOSED-END FUNDS         INVESTMENT VEHICLES          OTHER ACCOUNTS
                     ------------------------   ----------------------   -------------------------
                     NUMBER OF                  NUMBER OF                NUMBER OF
PORTFOLIO MANAGERS    ACCOUNTS      ASSETS       ACCOUNTS     ASSETS      ACCOUNTS       ASSETS
------------------   ---------   ------------   ---------   ----------   ---------   -------------
Kevin L. Cronk           13      $8.8 billion     10(*)     $1 billion       4       $420 million
Thomas A. LaPointe       13      $8.8 billion     11(*)     $1 billion       5       $420 million
Laura A. Ostrander        3      $1.7 billion      0        $        0       8       $891 thousand



(*) Included among these accounts are 4 accounts, totaling $799 million in assets, that include an advisory fee based on performance.



     See "Other Considerations - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.



OWNERSHIP OF SECURITIES



     The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:



ASSET ALLOCATION FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Leonard A. Aplet                             None
Stephen D. Barbaro                           None
Paul J. Berlinguet                           None
Daniel H. Cole                               None
Wayne M. Collette                         $1-$10,000
Daniele M. Donahue                           None
Lori J. Ensinger                             None
Edward P. Hickey                             None
David I. Hoffman                             None
Jeremy Javidi                                None
Kenneth A. Korngiebel                        None
J. Michael Kosicki                           None
Vikram J. Kuriyan, Ph.D.                     None
Robert Madsen                                None
Jon Michael Morgan                           None
George J. Myers                              None
Stephen Peacher                              None
Noah J. Petrucci                             None
Klaus Ropke                                  None

Clifford D. Siverd                           None
Diane L. Sobin                               None
Roger R. Sullivan                            None
Mary-Ann Ward                                None
Theodore R. Wendell                          None
John T. Wilson                               None
Karen Wurdack, Ph.D.                         None



FEDERAL SECURITIES FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Ann T. Peterson                              None



INTERNATIONAL FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Fred Copper                                  None



LARGE CAP GROWTH FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Paul J. Berlinguet                           None
Edward P. Hickey                             None
Roger R. Sullivan                            None
Mary-Ann Ward                                None
John T. Wilson                               None



LARGE CAP VALUE FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Lori J. Ensinger                             None
David I. Hoffman                             None
Noah J. Petrucci                             None
Diane L. Sobin                               None



MID CAP VALUE FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Lori J. Ensinger                             None
David I. Hoffman                             None
Noah J. Petrucci                             None
Diane L. Sobin                               None

500 INDEX FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Vikram J. Kuriyan, PhD                       None



SMALL CAP VALUE FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Stephen D. Barbaro                           None
Jeremy Javidi                                None



SMALL COMPANY GROWTH FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Paul J. Berlinguet                           None
Daniel H. Cole                               None
Daniele M. Donahoe                           None
Jon Michael Morgan                           None
Clifford D. Siverd                           None



STRATEGIC INCOME FUND



                           DOLLAR RANGE OF EQUITY SECURITIES IN THE
PORTFOLIO MANAGERS                  FUND BENEFICIALLY OWNED
------------------         ----------------------------------------
Kevin L. Cronk                               None
Thomas A. LaPointe                           None
Laura A. Ostrander                           None



COMPENSATION



     As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, CMG, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

ASSET ALLOCATION FUND



   PORTFOLIO MANAGERS            PERFORMANCE BENCHMARK                     PEER GROUP
   ------------------      ---------------------------------   ----------------------------------
Leonard A. Aplet           60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Stephen D. Barbaro         60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Paul J. Berlinguet         60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Daniel H. Cole             60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Wayne M. Collette          60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Daniele M. Donahue         60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Lori J. Ensinger           60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Edward P. Hickey           60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
David I. Hoffman           60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Jeremy Javidi              60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Kenneth A. Korngiebel      60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
J. Michael Kosicki         60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Vikram J. Kuriyan, Ph.D.   60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Robert Madsen(*)           60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Jon Michael Morgan         60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
George J. Myers            60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Stephen Peacher            60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Noah J. Petrucci           60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Klaus Ropke(*)             60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Clifford D. Siverd         60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Diane L. Sobin             60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Roger R. Sullivan          60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Mary-Ann Ward              60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
Theodore R. Wendell        60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index
John T. Wilson             60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index

Karen Wurdack, Ph.D.       60-40 Standard & Poor's 500 Index   Lipper Balanced Funds VIT Category
                              Lehman Aggregate Bond Index



(*) As Messrs. Madsen and Ropke are employees of NIMNAI, a sub-advisor, they do not participate in the Advisor's compensation structure.



FEDERAL SECURITIES FUND



   PORTFOLIO MANAGER             PERFORMANCE BENCHMARK                     PEER GROUP
   -----------------       ---------------------------------   ----------------------------------
Ann T. Peterson              Citigroup Government/Mortgage       Lipper General U.S. Government
                                         Index                         Funds VIT Category



INTERNATIONAL FUND



   PORTFOLIO MANAGER             PERFORMANCE BENCHMARK                     PEER GROUP
   -----------------       ---------------------------------   ----------------------------------
Fred Copper                         MSCI EAFE Index               Morningstar VIT Foreign Large
                                                                         Growth Category



LARGE CAP GROWTH FUND



   PORTFOLIO MANAGERS            PERFORMANCE BENCHMARK                     PEER GROUP
   ------------------      ---------------------------------   ----------------------------------
Paul J. Berlinguet             Russell 1000 Growth Index             Morningstar VIT Large
                                                                         Growth Category
Edward P. Hickey               Russell 1000 Growth Index             Morningstar VIT Large
                                                                         Growth Category
Roger R. Sullivan              Russell 1000 Growth Index             Morningstar VIT Large
                                                                         Growth Category
Mary-Ann Ward                  Russell 1000 Growth Index             Morningstar VIT Large
                                                                         Growth Category
John T. Wilson                 Russell 1000 Growth Index             Morningstar VIT Large
                                                                         Growth Category



LARGE CAP VALUE FUND



   PORTFOLIO MANAGERS            PERFORMANCE BENCHMARK                     PEER GROUP
   ------------------      ---------------------------------   ----------------------------------
Lori J. Ensinger               Russell 1000 Value Index              Morningstar VIT Large
                                                                          Value Category
David I. Hoffman               Russell 1000 Value Index              Morningstar VIT Large
                                                                          Value Category
Noah J. Petrucci               Russell 1000 Value Index              Morningstar VIT Large
                                                                          Value Category

Diane L. Sobin                 Russell 1000 Value Index              Morningstar VIT Large
                                                                          Value Category



MID CAP VALUE FUND



   PORTFOLIO MANAGERS            PERFORMANCE BENCHMARK                     PEER GROUP
   ------------------      ---------------------------------   ----------------------------------
Lori J. Ensinger               Russell Midcap Value Index            Morningstar VIT Mid-Cap
                                                                          Value Category
David I. Hoffman               Russell Midcap Value Index            Morningstar VIT Mid-Cap
                                                                          Value Category
Noah J. Petrucci               Russell Midcap Value Index            Morningstar VIT Mid-Cap
                                                                          Value Category
Diane L. Sobin                 Russell Midcap Value Index            Morningstar VIT Mid-Cap
                                                                          Value Category



500 INDEX FUND



   PORTFOLIO MANAGER             PERFORMANCE BENCHMARK                     PEER GROUP
   -----------------       ---------------------------------   ----------------------------------
Vikram J. Kuriyan, PhD        Standard & Poor's 500 Index             Lipper S&P 500 Index
                                                                      Objectives Funds VIT
                                                                            Category



SMALL CAP VALUE FUND



   PORTFOLIO MANAGERS            PERFORMANCE BENCHMARK                     PEER GROUP
   ------------------      ---------------------------------   ----------------------------------

Stephen D. Barbaro              Russell 2000 Value Index             Morningstar VIT Small
                                                                          Value Category
Jeremy Javidi                   Russell 2000 Value Index             Morningstar VIT Small
                                                                          Value Category



SMALL COMPANY GROWTH FUND



   PORTFOLIO MANAGERS            PERFORMANCE BENCHMARK                     PEER GROUP
   ------------------      ---------------------------------   ----------------------------------
Paul J. Berlinguet             Russell 2000 Growth Index             Morningstar VIT Small
                                                                         Growth Category
Daniel H. Cole                 Russell 2000 Growth Index             Morningstar VIT Small
                                                                         Growth Category
Daniele M. Donahoe             Russell 2000 Growth Index             Morningstar VIT Small
                                                                         Growth Category
Jon Michael Morgan             Russell 2000 Growth Index             Morningstar VIT Small
                                                                         Growth Category
Clifford D. Siverd             Russell 2000 Growth Index             Morningstar VIT Small
                                                                         Growth Category

STRATEGIC INCOME FUND



   PORTFOLIO MANAGERS            PERFORMANCE BENCHMARK                     PEER GROUP
   ------------------      ---------------------------------   ----------------------------------
Kevin L. Cronk             Lehman Brothers Government/Credit        Lipper General Bond Funds
                                       Bond Index                         VIT Category
Thomas A. LaPointe         Lehman Brothers Government/Credit        Lipper General Bond Funds
                                       Bond Index                         VIT Category
Laura A. Ostrander         Lehman Brothers Government/Credit        Lipper General Bond Funds
                                       Bond Index                         VIT Category



     The size of the overall bonus pool each year is determined by CMG and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.



PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD


     Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of each Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.


     The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of each Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of each Fund. The Advisor determines the best interest of each Fund in light of the potential economic return on the Fund's investment.


     The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of each Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

     The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.


     The Advisor's' proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, a fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of a Fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.


TRUSTEE POSITIONS


     As of March 31, 20065, no Trustee or officer or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.



GENERAL



Messrs. Lowry and Neuhauser are also trustees/directors of the Liberty All-Star Funds.



     The Trustees serve as trustees of 83 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.



     The Advisor and/or its affiliate, Colonial Advisory Services, Inc. ("CASI"), has rendered investment advisory services to investment company, institutional and other clients since 1931. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.



     The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.



     The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT



     Under a Management Agreement ("Agreement"), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


     The Agreement may be terminated with respect to a Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940
Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.


     The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD") pays the cost of printing and distributing all other Prospectuses.

                             MANAGEMENT ARRANGEMENTS


     As described in the Prospectus, the portfolio of each Fund is managed by the Advisor.









     The Advisor, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of the Advisor.



     Each Fund's Advisory Agreement provides that neither the Advisor nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Advisor of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Advisory Agreement.

     Under the Advisory Agreement, or in the case of the Asset Allocation Fund, Federal Securities Fund, Large Cap Growth Fund, Money Market Fund and Small Company Growth Fund an Administration Agreement, with the Trust, the Advisor provides each Fund with administrative services, excluding investment advisory services. Specifically, the Advisor is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Advisory or Administration Agreement provides that the Advisor may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.



     Nordea Investment Management North America, Inc. ("NIMNAI"), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as an investment sub-advisor for the Asset Allocation Fund. NIMNAI, a registered investment advisor since 2001, and is an indirect, wholly owned subsidiary of Nordea Bank AB, one of Scandinavia's leading financial institutions. NIMNAI's investment decisions for the Asset Allocation Fund are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.



     Under the sub-advisory agreement with the Advisor and the Trust, on behalf of the Asset Allocation Fund, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities, as determined by the Advisor, in accordance with the investment goal, policies and limitations of the Asset Allocation Fund. For the services rendered by NIMNAI under the sub-advisory agreement, the Advisor pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Asset Allocation Fund's assets managed by NIMNAI. Any liability of NIMNAI to the Trust, the Asset Allocation Fund and/or Asset Allocation Fund shareholders is limited to situations involving NIMNAI's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to the Asset Allocation Fund, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.


                           TRUST CHARGES AND EXPENSES

MANAGEMENT FEES:

     Each Fund pays the Advisor an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly.

                             Fee Rate
                             --------
Asset Allocation Fund   First $1 billion    0.45%
                        Next $500 million   0.40%
                        Over $1.5 billion   0.35%

Large Cap Growth Fund       First $1 billion     0.50%
                            Over $1 billion      0.45%


Mid Cap Value Fund          First $500 million   0.70%
                            Next $500 million    0.65%
                            Over $1 billion      0.60%


Money Market Fund           First $500 million   0.35%
                            Next $500 million    0.30%
                            Over $1 billion      0.25%


500 Index Fund                                   0.20%



Small Cap Value Fund        First $500 million   0.80%
                            Next $500 million    0.75%
                            Over $1 billion      0.70%


Small Company Growth Fund   First $1 billion     0.50%
                            Next $500 million    0.45%
                            Over $1.5 billion    0.40%

     The Federal Securities Fund's Investment Advisory Agreement with the Advisor has been amended so that, effective February 9, 2005, the fees payable thereunder are paid at the following reduced rates:


Federal Securities Fund   First $500 million           0.38%
                          Next $500 million            0.33%
                          Next $500 million            0.30%
                          $1.5 billion to $3 billion   0.27%
                          $3 billion to $6 billion     0.26%
                          Over $6 billion              0.25%


     Previously, the Advisor had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above for the Federal Securities Fund.


     Prior to November 1, 2004, Federal Securities Fund paid the Advisor an annual advisory fee as follows:

Federal Securities Fund   First $1 billion   0.40%
                          Next $1 billion    0.35%
                          Over $2 billion    0.30%


     The Trust's Investment Advisory Agreement with the Advisor has been amended with respect to the Funds listed below so that, effective February 9, 2005, the fees payable thereunder will be paid at the following reduced rates:



INTERNATIONAL FUND



AVERAGE DAILY NET ASSETS                               RATE
------------------------                               ----
Net assets under $500 million                         0.870%
Net assets of $500 million but less than $1 billion   0.820%
Net assets of $1 billion but less than $1.5 billion   0.770%
Net assets of $1.5 billion but less than $3 billion   0.720%
Net assets of $3 billion but less than $6 billion     0.700%
Net assets in excess of $6 billion                    0.680%



LARGE CAP VALUE FUND



AVERAGE DAILY NET ASSETS                               RATE
------------------------                               ----
Net assets under $500 million                         0.770%
Net assets of $500 million but less than $1 billion   0.720%
Net assets of $1 billion but less than $1.5 billion   0.670%
Net assets of $1.5 billion but less than $3 billion   0.620%
Net assets of $3 billion but less than $6 billion     0.600%
Net assets in excess of $6 billion                    0.580%

STRATEGIC INCOME FUND



AVERAGE DAILY NET ASSETS                               RATE
------------------------                              -----
Net assets under $500 million                         0.600%
Net assets of $500 million but less than $1 billion   0.550%
Net assets of $1 billion but less than $1.5 billion   0.520%
Net assets in excess of $1.5 billion                  0.490%



The Advisor receives from the 500 Index Fund a monthly fee consisting of a flat rate of 0.200%.



     Previously, the Advisor had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above.



     During each year in the three-year period ended December 31, 2005, pursuant to the Advisory Agreements, each Fund paid the Advisor (or an affiliate thereof) management fees as follows:



                               2005         2004         2003
                            ----------   ----------   ----------
Asset Allocation Fund       $1,186,822   $1,292,190   $1,229,183
Federal Securities Fund        707,400      859,409      956,165
International Fund             610,277      694,542      564,108
Large Cap Growth Fund          686,160      695,954      725,278
Large Cap Value Fund         1,770,009    2,030,029    1,716,268
Mid Cap Value Fund             298,536      279,887      211,079
Money Market Fund              756,228      749,429      841,134
500 Index Fund                 105,518      205,138      145,520
Small Cap Value Fund         2,784,014    1,306,990      243,991
Small Company Growth Fund      271,405      308,889      274,018
Strategic Income Fund          905,391    1,042,328    1,003,522


     Prior to November 1, 2003, The advisor received a monthly investment advisory fee from each Fund at the following rates:


                                  Annual Fee Rate
                            (as a percentage of average
                                    net assets)
                            ---------------------------
Small Company Growth Fund             0.50%
Large Cap Growth Fund                 0.50%(1)
Asset Allocation Fund                 0.45%
Federal Securities Fund               0.40%
Money Market Fund                     0.35%


(1) Effective July 1, 2001, a management fee breakpoint was implemented at 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.

ADMINISTRATIVE EXPENSES:


     Each Fund listed below pays the Advisor an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2005, pursuant to the Administration Agreement, each Fund listed below paid the Advisor or an affiliate thereof administrative fees as follows:



                              2005       2004       2003
                            --------   --------   --------
Asset Allocation Fund       $395,558   $430,730   $410,561
Federal Securities Fund      281,903    322,279    358,562
Large Cap Growth Fund        205,848    208,936    217,583
Money Market Fund            324,097    321,184    360,486
Small Company Growth Fund     81,422     92,667     82,143



PRICING AND BOOKKEEPING EXPENSES:






     Under its pricing and bookkeeping agreement with the Funds, the Advisor is responsible for providing certain pricing and bookkeeping services to the Funds. Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, the Funds receive substantially the same pricing, bookkeeping and administrative services as they previously received under the Agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated the pricing and bookkeeping function to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement. The Advisor and State Street will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, the Funds will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for Fund accounting services, $25,000 plus an additional monthly fee based on each Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. The Funds will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement and the Administrative Agreement.

     For period prior to November 1, 2005, the Advisor received from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


-    an annual flat fee of $10,000, paid monthly; and


- in any month that a Fund had average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that was calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.



     During each year in the three-year period ended December 31, 2005, pursuant to the agreement, each Fund paid the Advisor fees as follows for accounting, pricing and bookkeeping services:



                              2005       2004       2003
                            --------   --------   --------
Asset Allocation Fund       $167,507   $182,986   $122,792
Federal Securities Fund       78,765     95,836     97,315
International Fund            45,980     35,986     27,631
Large Cap Growth Fund         48,432     41,477     52,508
Large Cap Value Fund          70,208     72,344     70,470
Mid Cap Value Fund            19,980     11,606     12,441
Money Market Fund             65,853     64,715     73,006
500 Index Fund                50,910     42,965     33,264
Small Cap Value Fund          96,371     54,220     16,947
Small Company Growth Fund     31,189     23,212     22,514
Strategic Income Fund         99,073    106,577     85,593



TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDERS' SERVICING AGENT
EXPENSES:



     Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) ("CMS") acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for the Funds. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective April 1, 2006, the Funds entered into a new agreement with CMS, under which CMS continues to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to each Fund (and continues to retain Boston Financial Data Services, Inc. to assist them) for a new fee of $17.00 per account per annum, payable monthly. CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Funds. Prior to April 1, 2006, each Fund paid CMS a fee in the amount of $15.23 per account per annum, payable monthly for the period November 1, 2005 through March 31, 2006. Prior to November 1, 2005, each Fund paid CMS a fee in the amount of $7,500 per year, payable in monthly installments of $625.



During each year in the three-year period ended December 31, 2005, each Fund listed below made payments as follows to CMS for these services:

                             2005     2004     2003
                            ------   ------   ------
Asset Allocation Fund       $6,316   $7,500   $7,500
Federal Securities Fund      6,309    7,500    7,500
International Fund           6,297    7,500    7,500
Large Cap Growth Fund        6,318    7,500    7,500
Large Cap Value Fund         6,301    7,500    7,500
Mid Cap Value Fund           6,363    7,500    7,500
Money Market Fund            6,303    7,500    7,500
500 Index Fund               6,262    7,500    7,500
Small Cap Value Fund         6,284    7,500    7,500
Small Company Growth Fund    6,298    7,500    7,500
Strategic Income Fund        6,303    7,500    7,500


12B-1 FEES:


     Each Fund listed below paid CMD distribution fees as follows during each year in the three-year period ended December 31, 2005, as described in the
Prospectus:



                              2005       2004       2003
                            --------   --------   --------
Asset Allocation Fund       $162,600   $165,465   $138,202
Federal Securities Fund      242,132    262,048    268,593
International Fund            15,352     16,418     11,521
Large Cap Growth Fund         49,497     59,029     57,418
Large Cap Value Fund         110,353    112,316     90,508
Mid Cap Value Fund           102,171     96,410     72,709
500 Index Fund               132,979    128,000     90,677
Small Cap Value Fund         836,263    378,114     54,357
Small Company Growth Fund          3          2          2
Strategic Income Fund        147,333    141,240    115,511


EXPENSE LIMITATION:


     Effective May 1, 2006 through April 30, 2007, the Advisor has contractually agreed to waive advisory fees and reimburse the following Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the following percentages:



Fund                             Expenses Exceeding
----                        ---------------------------
Asset Allocation Fund       0.75% of average net assets
Large Cap Value Fund        0.80% of average net assets
Small Company Growth Fund   0.80% of average net assets



     Prior to May 1, 2006, the Advisor had voluntarily agreed to waive advisory fees and reimburse these Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed the above percentages.

     The Advisor has voluntarily agreed to waive advisory fees and reimburse the following Funds for certain expenses so that the total annual fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the following percentages:



          Fund                 Expenses Exceeding
          ----            ---------------------------
Federal Securities Fund   0.70% of average net assets
International Fund        0.95% of average net assets
Large Cap Growth Fund     0.80% of average net assets
Money Market Fund         0.45% of average net assets



     These arrangements may be modified or terminated by the Advisor at any time.



     The Advisor has voluntarily agreed to reimburse fees at the annual rate of 0.064% of the 500 Index Fund's average daily net assets. This arrangement may be modified or terminated by the advisor at any time.



     CMD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund listed below when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum (to the extent that aggregate Class B expenses exceed the expense limit):


                                                   Reimburse distribution fee
         Fund:            Class B expense limit:          in excess of:
         -----            ----------------------   --------------------------
Asset Allocation Fund              0.90%                      0.15%
Federal Securities Fund            0.90%                      0.20%
Large Cap Growth Fund              0.95%                      0.15%


     These arrangements may be terminated by the Advisor and CMD at any time.



     The Advisor and CMD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:



Mid Cap Value Fund:      1.10%
Small Cap Value Fund:    1.10%
Strategic Income Fund:   1.00%



     CMD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, the Advisor will then reimburse other Fund expenses for both Class A and

Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, the Advisor will then waive a portion of its management fee to reach the above stated limits.



     These arrangements may be modified or terminated by the Advisor or CMD at any time.



     CMD has voluntarily agreed to waive 0.02% of the 12b-1 fee for Class B shares of the Large Cap Value Fund. This arrangement may be terminated or modified by CMD at any time.






FEES OR EXPENSES WAIVED OR BORNE BY THE ADVISOR AND/OR CMD:



     During each year in the two-year period ended December 31, 2004, the following fees or expenses were waived or borne by the Advisor and/or CMD:



          Fund:               2004       2003
          -----             --------   --------
Asset Allocation Fund       $123,890   $ 68,992
Federal Securities Fund       15,840     10,066
Large Cap Growth Fund         15,425     13,789
Money Market Fund                 --    104,339
Small Company Growth Fund     15,538     12,253



     During each year in the three-year period ended December 31, 2005, the following fees or expenses were waived or borne by the Advisor:



FEES OR EXPENSES WAIVED OR BORNE BY THE ADVISOR:



                              2005       2004         2003
                            --------   --------     --------
Asset Allocation Fund       $109,450           (a)          (a)
International Fund           143,575   $162,060     $115,632
Large Cap Value Fund         124,613    279,266      209,396
Money Market Fund             74,180           (a)          (a)
500 Index Fund                 5,648         --        9,478
Small Cap Value Fund              --         --       33,956
Small Company Growth Fund     40,794           (a)          (a)



(a) See chart entitled "Fees or Expenses Waived or Borne by the Advisor and/or CMD" above for these years for this Fund.



     During each year in the three-year period ended December 31, 2005, the following fees or expenses were waived or borne by CMD:



FEES OR EXPENSES WAIVED OR BORNE BY CMD:



        Fund:             2005       2004       2003
        -----           --------   -------     ------
Asset Allocation Fund   $ 64,945     (a)         (a)
Large Cap Growth Fund     11,125     (a)         (a)

Large Cap Value Fund       8,828     8,985      5,806
Mid Cap Value Fund        36,309     3,786     28,337
500 Index Fund                --    69,352     69,991
Small Cap Value Fund     164,575   183,342     54,357
Strategic Income Fund      4,015    26,709     22,294



(a) See chart entitled "Fees or Expenses Waived or Borne by the Advisor and/or CMD" above for these years for this Fund.



     During each year in the three-year period ended December 31, 2005, the following fees or expenses were waived or borne by CMS:



FEES OR EXPENSES WAIVED OR BORNE BY CMS:



                             2005    2004   2003
                            ------   ----   ----
Asset Allocation Fund       $1,202    --     --
Federal Securities Fund      1,207    --     --
International Fund           1,222    --     --
Large Cap Growth Fund        1,204    --     --
Large Cap Value Fund         1,212    --     --
Mid Cap Value Fund           1,227    --     --
Money Market Fund            1,197    --     --
500 Index Fund               1,237    --     --
Small Cap Value Fund         1,207    --     --
Small Company Growth Fund    1,202    --     --
Strategic Income Fund        1,209    --     --


SALES-RELATED EXPENSES:


     Sales-related expenses of CMD relating to each Fund's Class B shares for the year ended December 31, 2005 were as follows:



                                                     Asset       Federal
                                                  Allocation   Securities   International
                                                     Fund         Fund           Fund
                                                  ----------   ----------   -------------
Fees to Financial Service Firms ("FSFs")           $162,364     $242,071       $15,348
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          2,173        5,953           278
Allocated travel, entertainment and other
   promotional expenses (including advertising)       4,060       11,125           519



                                                   Large Cap     Large Cap     Mid Cap
                                                  Growth Fund   Value Fund   Value Fund
                                                  -----------   ----------   ----------
Fees to FSFs                                        $45,554      $110,324     $102,173
Cost of sales material relating to the Fund
   (including printing and mailing expenses)            650           932        1,172
Allocated travel, entertainment and other
   promotional expenses (including advertising)       1,215         1,741        2,191

                                                  500 Index    Small Cap   Small Company
                                                    Fund      Value Fund    Growth Fund
                                                  ---------   ----------   -------------
Fees to FSFs                                       $132,958    $837,160          $3
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          1,551      86,192           0
Allocated travel, entertainment and other
   promotional expenses (including advertising)       2,898     161,083           0

                                                  Strategic
                                                    Income
                                                     Fund
                                                  ---------
Fees to FSFs                                       $147,307
Cost of sales material relating to the Fund
   (including printing and mailing expenses)          4,475
Allocated travel, entertainment and other
   promotional expenses (including advertising)       8,363


                                  UNDERWRITERS


     CMD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. CMD is a subsidiary of the Advisor. The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under "Expense Limitation." The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.



     The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.



     The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.



ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS



     As described in this section "Underwriters", financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.



     CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.



     These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Fees and Expenses" in the Fund's prospectus.



MARKETING SUPPORT PAYMENTS



     CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.



     While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.10% and 0.35% on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary. CMD or its affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America.



     As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:

AIG Advisor Group



Ameriprise Financial Services, Inc.



FAS Corp.



Genworth Financial, Inc.



ING Group



Merrill Lynch, Pierce, Fenner & Smith Incorporated



Security Benefit Life Insurance Company



Sungard Institutional Brokerage Inc.



Sun Life Assurance Company of Canada



TIAA-CREF Life Insurance Company



Transamerica Corporation



     CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.



OTHER PAYMENTS



     From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.



     Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.






                                 CODE OF ETHICS



     The Funds, the Advisor, CMD and NIMNAI have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                        ANTI-MONEY LAUNDERING COMPLIANCE

     The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

                       DISCLOSURE OF PORTFOLIO INFORMATION


     The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to each Fund's policies are described below. The Trustees shall be updated as needed regarding each Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. Each Fund's policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.



     PUBLIC DISCLOSURES. Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Funds' website at www.columbiafunds.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, each Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-

SEC-0330 for information about the SEC's website or the operation of the public reference room.


     The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:



   TYPE OF FUND              INFORMATION PROVIDED          FREQUENCY OF DISCLOSURE           DATE OF WEB POSTING
   ------------      -----------------------------------   -----------------------   ----------------------------------
Equity Funds         Full portfolio holdings information           Monthly            30 calendar days after month-end
Fixed Income Funds   Full portfolio holdings information          Quarterly          60 calendar days after quarter-end


     The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.


     For the Advisor's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' distributor, CMD at the address listed on the cover of this SAI.



     A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.



     OTHER DISCLOSURES. The Funds' policies provide that non-public disclosures of each Fund's portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.



     The Funds periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist a Fund with its day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy solicitor and proxy voting service provider (ComputerShare Trust Company, N.A.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Each Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of a Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to a Fund.

                                    CUSTODIAN


     State Street, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the custodian for the Funds. The custodian is responsible for safeguarding and controlling the Funds' cash and securities, receiving and delivering securities, collecting the Funds' interest and dividends, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of State Street's Global Custody Network and foreign depositories (foreign sub-custodians).


     With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

     The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             PORTFOLIO TRANSACTIONS


     The Advisor places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). The Advisor's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Advisor's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and the Advisor's knowledge of actual or apparent operation problems of any broker or dealer.

     Recognizing the value of these factors, the Advisor may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. The Advisor has established internal policies for the guidance of its trading personnel, with respect to broker selection. The Advisor has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Advisor. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Advisor's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees.



     The Advisor maintains and periodically updates a list of approved brokers and dealers which, in the Advisor's judgment, are generally capable of providing best price and execution and are financially stable. The Advisor's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts.



     It is the Advisor's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Advisor clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.



     ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND. The Fund and the other accounts advised by the managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund is concerned, the Advisor believes that in most cases these practices should produce better executions. It is the opinion of the Advisor that the advantages of these practices outweigh the disadvantages, if any, which might result from them.



     Portfolio transactions on behalf of the International Fund may be executed by broker-dealers who provide research services to the Advisor which are used in the investment management of such Fund or other accounts over which the Advisor exercises investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to the Advisor, unless a determination is made that such research assists the Advisor in its investment management of the International Fund or other accounts over which the Advisor exercises investment discretion.


INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS


     The Advisor engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, the Advisor is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. The Advisor may engage in soft dollar transactions on trades for those Client accounts for which the Advisor has the discretion to select the broker-dealers.



     The ability to direct brokerage for a Client account belongs to the Client and not to the Advisor. When a Client grants the Advisor the discretion to select broker-dealers for Client trades, the Advisor has a duty to seek the best combination of net price and execution. The Advisor faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because the Advisor is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces the Advisor's expenses.



     Moreover, under a provision of the federal securities laws applicable to soft dollars, the Advisor is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing the Advisor's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, the Advisor believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.



     The Advisor attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if the Advisor concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors the Advisor considers in determining whether a particular broker is capable of providing the best net price and execution. The Advisor may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.



     The Advisor acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to the Advisor through the broker-dealer firm executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Advisor's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, the Advisor develops target levels of commission dollars on a firm-by-firm basis. The Advisor attempts to direct trades to each firm to meet these targets.



     The Advisor also uses soft dollars to acquire products created by third parties that are supplied to the Advisor through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:


- Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis--industry-specific fundamental investment research.

- Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

     Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.


     Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. The Advisor evaluates each product to determine a cash (hard dollars) value of the product to the Advisor. The Advisor then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to the Advisor. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. The Advisor attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, the Advisor will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

     The targets that the Advisor establishes for both proprietary and for third party research products typically will reflect discussions that the Advisor has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and the Advisor does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, the Advisor makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. The Advisor will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. The Advisor generally will carry over target shortages and excesses to the next year's target. The Advisor believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Advisor can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by the Advisor. The Advisor may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, the Advisor will enter into a license to use the software from the vendor.)



     In certain cases, the Advisor may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, the Advisor makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. The Advisor pays the provider in cash (hard dollars) for the non-research portion of its use of these products.



     The Advisor may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, the Advisor does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.



     In certain cases, the Advisor will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides the Advisor with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. The Advisor may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. The Advisor has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by the Advisor.



     In light of the fact that the Advisor may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.


     Because the Advisor's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.


     The Trust has arranged for State Street, as its custodian, to act as a soliciting dealer to accept any fees available to State Street as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. State Street will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.


     The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by the Advisor with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. The Advisor may also transact purchases of some portfolio securities directly with the issuers.



     With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to the Fund.



     The table below shows information on brokerage commissions paid by the following Funds during the three fiscal years ended December 31, 2005. Money Market Fund did not pay commissions on any of its transactions during the three fiscal years ended December 31, 2005. In certain instances the Funds may pay brokerage commissions to broker/dealers listed below that are affiliates of the Advisor because they are under common control of Bank of America Corporation.

                                              ASSET        FEDERAL
                                           ALLOCATION    SECURITIES   INTERNATIONAL     LARGE CAP
FISCAL YEAR ENDED DECEMBER 31, 2005           FUND          FUND           FUND        GROWTH FUND
-----------------------------------       ------------   ----------   -------------   ------------
Total amount of brokerage commissions     $    242,698     $4,241        $240,126     $    371,483
Total amount of directed transactions     $165,909,127     $    0        $      0     $311,591,266
Total amount of commissions on directed
   transactions                           $    174,135     $    0        $      0     $    351,115
Total amount of brokerage commissions
   paid to Banc of America Securities
   (% of total commission paid)           $          0     $    0        $      0     $          0



                                              ASSET       FEDERAL
                                           ALLOCATION   SECURITIES   INTERNATIONAL    LARGE CAP
FISCAL YEAR ENDED DECEMBER 31, 2004           FUND         FUND           FUND       GROWTH FUND
-----------------------------------       -----------   ----------   -------------   -----------
Total amount of brokerage commissions     $   236,992     $2,453      $   391,355     $   43,096
Total amount of directed transactions     $44,463,151     $    0      $27,799,940     $4,346,393
Total amount of commissions on directed
   transactions                           $    13,308     $    0      $    76,293     $    3,909
Total amount of brokerage commissions
   paid to Fleet Securities, Inc.
   (% of total commission paid)           $         0     $    0      $         0     $        0
Total amount of brokerage commissions
   paid to Banc of America Securities
   (% of total commission paid)           $         0     $    0      $         0     $        0

                                              ASSET        FEDERAL
                                           ALLOCATION    SECURITIES   INTERNATIONAL    LARGE CAP
FISCAL YEAR ENDED DECEMBER 31, 2003           FUND          FUND           FUND       GROWTH FUND
-----------------------------------       ------------   ----------   -------------   -----------
Total amount of brokerage commissions     $    698,109     $2,623      $   385,757    $   553,183
Total amount of directed transactions     $367,984,647     $    0      $21,408,601    $28,370,146
Total amount of commissions on directed
   transactions                           $     37,445     $    0      $    73,123    $    56,365
Total amount of brokerage commissions
   paid to Fleet Securities, Inc.
   (% of total commission paid)           $          0     $    0      $         0    $     1,250
                                                                                            (0.32%)



                                            LARGE CAP      MID CAP     500 INDEX     SMALL CAP
FISCAL YEAR ENDED DECEMBER 31, 2005        VALUE FUND     VALUE FUND      FUND      VALUE FUND
-----------------------------------       ------------   -----------   ---------   ------------
Total amount of brokerage commissions     $    199,595   $    42,256     $2,507    $    386,175
Total amount of directed transactions     $265,818,424   $    36,996     $    0    $181,302,445
Total amount of commissions on directed
   transactions                           $    161,707   $27,916,293     $    0    $    240,966
Total amount of brokerage commissions
   paid to Banc of America Securities
   (% of total commission paid)           $          0   $         0     $    0    $          0



                                           LARGE CAP      MID CAP    500 INDEX    SMALL CAP
FISCAL YEAR ENDED DECEMBER 31, 2004        VALUE FUND   VALUE FUND     FUND      VALUE FUND
-----------------------------------       -----------   ----------   ---------   ----------
Total amount of brokerage commissions     $   199,675   $   30,256     $3,666    $2,154,498
Total amount of directed transactions     $26,989,190   $3,294,424     $    0    $1,153,196
Total amount of commissions on directed
   transactions                           $    24,951   $    5,827     $    0    $    2,285
Total amount of brokerage commissions
   paid to Fleet Securities, Inc.
   (% of total commission paid)           $         0   $        0     $    0    $        0
Total amount of brokerage commissions
   paid to Banc of America Securities
   (% of total commission paid)           $         0   $        0     $    0    $   10,192(a)



(a)  Rounds to less than 1%.



                                           LARGE CAP      MID CAP    500 INDEX    SMALL CAP
FISCAL YEAR ENDED DECEMBER 31, 2003        VALUE FUND   VALUE FUND     FUND      VALUE FUND
-----------------------------------       -----------   ----------   ---------   ----------
Total amount of brokerage commissions     $   535,053     $14,720     $10,048     $169,617
Total amount of directed transactions     $40,081,156     $     0     $     0     $      0
Total amount of commissions on directed
   transactions                           $    83,618     $     0     $     0     $      0
Total amount of brokerage commissions
   paid to Fleet Securities, Inc.
   (% of total commission paid)           $         0     $     0     $     0     $      0

                                          SMALL COMPANY    STRATEGIC
FISCAL YEAR ENDED DECEMBER 31, 2005        GROWTH FUND    INCOME FUND
-----------------------------------       -------------   -----------
Total amount of brokerage commissions      $    271,336       $658
Total amount of directed transactions      $    208,426       $  0
Total amount of commissions on directed
   transactions                            $117,017,799       $  0
Total amount of brokerage commissions
   paid to Banc of America Securities
   (% of total commission paid)            $          0       $  0



                                          SMALL COMPANY    STRATEGIC
FISCAL YEAR ENDED DECEMBER 31, 2004        GROWTH FUND    INCOME FUND
-----------------------------------       -------------   -----------
Total amount of brokerage commissions      $  5,403,405   $ 1,550,138
Total amount of directed transactions      $171,047,534   $66,133,652
Total amount of commissions on directed
   transactions                            $    252,144   $    78,705
Total amount of brokerage commissions
   paid to Fleet Securities, Inc.
   (% of total commission paid)            $          0   $         0
Total amount of brokerage commissions
   paid to Banc of America Securities
   (% of total commission paid)            $          0   $         0



                                          SMALL COMPANY    STRATEGIC
FISCAL YEAR ENDED DECEMBER 31, 2003        GROWTH FUND    INCOME FUND
-----------------------------------       -------------   -----------
Total amount of brokerage commissions      $   600,152         $0
Total amount of directed transactions      $32,492,875         $0
Total amount of commissions on directed
   transactions                            $    62,565         $0
Total amount of brokerage commissions
   paid to Fleet Securities, Inc.
   (% of total commission paid)            $         0         $0



     An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurred more brokerage commissions.

     The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At December 31, 2005, the following Funds held securities of their regular brokers or dealers as set forth below:



NAME                                 BROKER/DEALER               VALUE
----                       --------------------------------   ----------
ASSET ALLOCATION FUND:     Merrill Lynch and Co Inc           $2,097,978
                           Goldman Sachs Group/Capital Inc.      851,899
                           Morgan Stanley Dean Witter            817,689
                           UBS AG-Registered                     631,569
                           Bear Stearns Companies Inc.            57,765

FEDERAL SECURITIES FUND:   Bank of America Corp               $  173,275
                           U.S. Bancorp                          144,797
                           JP Morgan Chase and Co Inc.           138,789
                           Goldman Sachs                          49,300

INTERNATIONAL FUND:        Credit Suisse Group                $  616,948
                           Deutsche Bank AG                      756,881
                           UBS AG-Registered                     603,865

LARGE CAP GROWTH FUND:     Merrill Lynch and Co Inc.          $1,204,917

LARGE CAP VALUE FUND:      Merrill Lynch and Co Inc.          $4,921,533
                           Lehman Brothers Holding Inc.        1,294,517

MID CAP VALUE FUND:        Bear Stearns Companies, Inc.       $  485,226

500 INDEX FUND:            Citigroup, Inc.                    $1,136,378
                           JP Morgan Chase & Co.                 643,176
                           Merrill Lynch & Co., Inc.             286,837
                           Morgan Stanley                        282,452
                           Goldman Sachs Group, Inc.             268,446
                           Lehman Brothers Holding, Inc.         159,059
                           Bear Stearns Companies, Inc.           62,040

STRATEGIC INCOME FUND:     LaBranche & Co., Inc.              $  543,900
                           E*Trade Financial Corp.               217,875


POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.


     - The trading of other accounts could be used to benefit higher-fee accounts ("front- running").


     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE



     The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.



STOCK PRICE INDEX



     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 NET ASSET VALUE

     The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

     The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES


     Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 ("Code"). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.


     Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

     Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.


     Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the 1940 Act. Failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.


     The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

     The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the SEC, or the approval of a majority of such owners, to the extent legally required.

     To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains and interest. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that may affect the timing and amount of the Fund's recognition of income, gain or loss.

     It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

     The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                               RECORD SHAREHOLDERS


     All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, by the Advisor or by the general account of SunLife Insurance Company ("SunLife"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of SunLife, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with SunLife's general account shares being voted in the proportions determined by instructing owners of SunLife VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of SunLife, its general account).



     As of record on March 31, 2006, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the Funds' then outstanding shares:


ASSET ALLOCATION FUND


CLASS A

Sun Life Assurance Company of Canada (U.S.)    31.53%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    34.33%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

American Skandia Life Assurance Co.              7.95%
1 Corporate Drive, 9th Floor
Shelton, CT 06484-6208

Keyport                                        12.61%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

Sun Life Assurance Company of Canada (U.S.)    72.90%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Financial                             10.91%
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        14.30%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

FEDERAL SECURITIES FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    38.91%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    18.39%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        23.80%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

Sun Life Assurance Company of Canada (U.S.)    76.99%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        17.91%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

INTERNATIONAL FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    62.84%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    23.88%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                         6.31%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

Keyport                                        11.32%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    88.68%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

LARGE CAP GROWTH FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    24.59%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    27.84%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

American Skandia Life Assurance Co.            12.24%
1 Corporate Drive, 9th Floor
Shelton, CT 06484-6208

American Skandia Life Assurance Co.             8.67%
1 Corporate Drive, 9th Floor
Shelton, CT 06484-6208

Keyport                                        18.32%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

Sun Life Assurance Company of Canada (U.S.)    79.57%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        16.65%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

LARGE CAP VALUE FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    61.65%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    22.83%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                         7.71%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

Sun Life Assurance Company of Canada (U.S.)    81.91%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        15.25%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

MID CAP VALUE FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)     8.60%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Transamerica Life Insurance Co.                37.24%
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

Transamerica Life Insurance Co.                36.59%
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

Transamerica Life Insurance Co.                16.05%
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

CLASS B

Sun Life Assurance Company of Canada (U.S.)    84.83%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        11.52%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

MONEY MARKET FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    61.10%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    11.70%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        16.23%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

500 INDEX FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)   100.00%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

Sun Life Assurance Company of Canada (U.S.)    76.93%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Financial                              5.54%
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        16.98%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

SMALL CAP VALUE FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    63.45%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                         7.73%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Liberty Life Assurance Co of Boston             8.62%
100 Liberty Way
Dover, NH 03820-4597

Transamerica Life Insurance Co.                 9.85%
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

Transamerica Life Insurance Co.                 7.63%
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

CLASS B

New York Life Insurance & Annuity Corp          9.41%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

ING USA Annuity and Life Insurance Company     85.65%(*)
1475 Dunwoody Drive
Westchester, PA 19380-1478

SMALL COMPANY GROWTH FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    10.77%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    65.86%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                         5.59%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

FIM Funding Inc.                              100.00%
100 Federal Street, MADE 10021E
Boston, MA 02110-1802

STRATEGIC INCOME FUND

CLASS A

Sun Life Assurance Company of Canada (U.S.)    59.97%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Assurance Company of Canada (U.S.)    18.90%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                         7.71%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

CLASS B

Sun Life Assurance Company of Canada (U.S.)    80.26%(*)
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Sun Life Financial                              5.38%
P.O. Box 9133
Wellesley Hills, MA 02481-9133

Keyport                                        14.29%
c/o Sun Life Financial
P.O. Box 9133
Wellesley Hills, MA 02481-9133









(*) As of record on March 31, 2006, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.


     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


     The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 The independent registered public accounting firm provides audit and tax return review services, assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES


     The following is a description of certain types of investments which may be made by one or more of the Funds, except as otherwise noted in the Prospectus or elsewhere in this SAI.


MONEY MARKET INSTRUMENTS

     Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

CERTIFICATES OF DEPOSIT

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

     Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

     The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

BANKERS' ACCEPTANCES

     Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

     The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).


UNITED STATES GOVERNMENT OBLIGATIONS



     These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.



UNITED STATES GOVERNMENT AGENCY SECURITIES



     These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).



BANK AND SAVINGS AND LOAN OBLIGATIONS



     These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. With the exception of the Mid Cap Value Fund, the Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above.



SHORT-TERM CORPORATE DEBT INSTRUMENTS

     These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.



     Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Restrictions" above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).



ADJUSTABLE RATE AND FLOATING RATE SECURITIES



     Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.



     Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



     Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.



     If a variable or floating rate instrument is not rated, the Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.


MORTGAGE-BACKED SECURITIES

MORTGAGE PASS-THROUGH CERTIFICATES

     A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

     The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

     Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

     A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

     Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates


     GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.


     The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

     The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1.   Certificates may be issued at a premium or discount, rather than at par;

2. After issuance, Certificates may trade in the secondary market at a premium or discount;

3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates


     The Federal National Mortgage Association ("FNMA") is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.


     Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

     When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

     Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

     Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

     The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

     The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates


     The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.


     FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

     To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

     A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

     A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

     It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

     The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.


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     The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

     Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

     The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.


REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")


     A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

     Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

     Asset Allocation Fund may invest in Equipment Trust Certificates.

     Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

     Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in


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an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

     Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES


     Asset Allocation Fund and Large Cap Value Fund may invest in Convertible Securities.



     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Advisor will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet the Advisor's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, the Advisor's own investment research and analysis tend to be more important in the purchase of such securities than other factors.


OPTIONS, FUTURES AND OTHER DERIVATIVES


     Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts ("futures options") in order to achieve its investment goal, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks ("derivative products") currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment goal.



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

OPTIONS

     A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.


     An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from ("call") or sell to ("put") the seller ("writer") of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)


     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).


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     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options

     There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.


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

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(1) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.


     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.


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


     The success of any futures transaction depends on the Advisor correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Advisor might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.


     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

----------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


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

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.


     In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%. The CFTC has proposed amendments to certain of its rules that, if adopted as proposed, would eliminate the 5% test and allow the Funds to use futures to an unlimited extent without being subject to Commodity Exchange Act regulation.


TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.


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

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund (1) will affect the holding period of the hedged securities, and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

----------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


SECURITIES LOANS



     The Large Cap Value Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.


SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

     The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

WARRANTS

     Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

REPURCHASE AGREEMENTS


     The Funds may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.



REVERSE REPURCHASE AGREEMENTS



     The Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.



     Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.



INVESTMENT COMPANY SECURITIES



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


     The Large Cap Value Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine its net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause the Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder.



     The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by the Advisor.



EXCHANGE-TRADED FUNDS ("ETFS")



     The Small Cap Value Fund and Mid Cap Value Fund may invest, to the extent permitted under the 1940 Act in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.



     ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.



     The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.



REITS



     The Small Cap Value Fund and Mid Cap Value Fund may invest without limit in real estate investment trusts ("REITs"). The Large Cap Value Fund may invest up to 10% of its net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.



     REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.



MORTGAGE DOLLAR ROLLS



     To the extent consistent with their investment policies, the Asset Allocation Fund, Federal Securities Fund and Strategic Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.



     For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.



     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.



 "WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS


     Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

     When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

     Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

INVESTMENTS IN LESS DEVELOPED COUNTRIES



     International Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by the Advisor not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the International Fund's assets will be invested in such emerging market countries. As of May 1, 2006, the following countries were considered by the Advisor to be emerging market countries:



                              Europe and the
Asia          Latin America     Middle East       Africa
----          -------------   --------------   ------------
China         Argentina       Czech Republic   South Africa
India         Brazil          Estonia
Indonesia     Chile           Hungary
South Korea   Colombia        Israel
Malaysia      Mexico          Jordan
Pakistan      Peru            Poland
Philippines   Venezuela       Russia
Sri Lanka                     Turkey
Taiwan
Thailand



FOREIGN CURRENCY TRANSACTIONS



     Each of International Fund and Strategic Income Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Strategic Income Fund also may buy options on currencies for hedging purposes.



     A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.



     For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.



     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.



     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.



     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.



     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.



AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS



     The Large Cap Value Fund may invest up to 10% of its total assets and the Small Cap Value Fund and the Mid Cap Value Fund may invest up to 20% of their total assets in ADRs, EDRs and CDRs. American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchanges and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.


RESTRICTED SECURITIES

     Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.


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

                                   APPENDIX B


                    Columbia Management Advisors, LLC ("CMA")


                      Proxy Voting Policies and Procedures


               Adopted July 1, 2003 and revised September 30, 2005



All proxies (1) regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds (2) and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.



CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:



     1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.



     2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.



CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.



OVERVIEW:



Section 206 of the Investment Advisers Act of 1940 ("Advisers Act") imposes a fiduciary duty upon advisers to, at all times, act in the best interest of its clients. Citing this obligation, the Securities and Exchange Commission ("SEC") has adopted rules pursuant to the Advisers Act and Investment Company Act of 1940 ("1940 Act") with respect to proxy voting.



PROCEDURES AND CONTROLS:



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


I. ACCOUNT POLICIES



Except as otherwise directed by the client, CMA shall vote as follows:



----------
(1) The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.



(2) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC.



SEPARATELY MANAGED ACCOUNTS



CMA shall vote proxies on securities held in its separately managed accounts.



COLUMBIA FUNDS/CMA FUND TRUST



CMA shall vote proxies on securities held in the Funds, including multi-managed and sub-advised Funds.



NATIONS FUNDS



CMA shall vote proxies on securities held in the Funds, excluding sub-advised Funds which the sub-adviser shall vote.



COLUMBIA PRIVATE PORTFOLIO



CMA shall vote proxies on securities held in its separately managed accounts.



II. PROXY COMMITTEE



CMA has established a Proxy Committee whose standing members shall include a Sr. Columbia Management executive as the chair of the committee, four members of the equity team (one of each core equity, value, growth and income strategies), and two members from the research team (one of each equity research and fixed income research). Each standing member has a designated senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.



The Proxy Committee's functions shall include, in part,



     (a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;



     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and



     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.



The Proxy Committee has an established charter, which sets forth the Proxy Committee's purpose, membership and operation. The Proxy Committee's charter is consistent, in all material respects, with this policy and procedure.



III. CONFLICTS OF INTEREST



With Other Bank of America Businesses



Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.



Within CMA



Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.



Management of Conflicts



CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.



     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.



     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.



     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:



          - To disclose to the chairperson of the Proxy Committee and the chairperson to the head of Columbia Management Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and



          - To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:



               - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or



               - Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.



Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:



     1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.



     2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.



     3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.



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IV. VOTING GUIDELINES



A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:



1. Matters Relating to the Board of Directors/Corporate Governance



CMA generally will vote FOR:



     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:



          (i) the board as proposed to be constituted would have more than one-third of its members from management;



          (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);



          (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);



          (iv) a director serves on more than six public company boards;



          (v) the CEO serves on more than two public company boards other than the company's board.



          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.



     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange ("NYSE"), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.



     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.



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CMA generally will vote FOR:



     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:



          -    Established governance standards and guidelines.



          - Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.



          - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.



          - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.



          - Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.



          - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.



     - Proposals that grant or restore shareholder ability to remove directors with or without cause.



     - Proposals to permit shareholders to elect directors to fill board vacancies.



     - Proposals that encourage directors to own a minimum amount of company stock.



     -    Proposals to provide or to restore shareholder appraisal rights.



     -    Proposals to adopt cumulative voting.



     -    Proposals for the company to adopt confidential voting.



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CMA generally will vote AGAINST:



     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.



     - Proposals that give management the ability to alter the size of the board without shareholder approval.



     - Proposals that provide directors may be removed only by supermajority vote.



     -    Proposals to eliminate cumulative voting.



     - Proposals which allow more than one vote per share in the election of directors.



     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.



     - Proposals that mandate a minimum amount of company stock that directors must own.



     -    Proposals to limit the tenure of non-management directors.



CMA will vote on a CASE-BY-CASE basis in contested elections of directors.



CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:



     - Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.



     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.



     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.



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2. Compensation



CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.



CMA generally will vote FOR:



     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.



     -    Proposals asking a company to expense stock options.



     -    Proposals to put option repricings to a shareholder vote.



     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.



CMA generally will vote AGAINST:



     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.



     - Proposals to authorize the replacement or repricing of out-of-the money options.



CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.



3. Capitalization



CMA generally will vote FOR:



     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.



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          For companies recognizing preemptive rights for existing shareholders,
          CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.



     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.



     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.



     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.



4. Mergers, Restructurings and Other Transactions



CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.



5. Anti-Takeover Measures



CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:



Poison Pills



     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.



     - CMA generally votes AGAINST management proposals to ratify a poison pill.



Greenmail



     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.



Supermajority vote



     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.



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Control Share Acquisition Provisions



     - CMA will vote FOR proposals to opt out of control share acquisition statutes.



6. Other Business Matters



CMA generally will vote FOR:



     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.



     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:



          -    Credible reason exists to question:



               - The auditor's independence, as determined by applicable regulatory requirements.



               - The accuracy or reliability of the auditor's opinion as to the company's financial position.



          - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.



     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).



     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.



CMA generally will vote AGAINST:



     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.



     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.



     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.



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CMA will vote AGAINST:



     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.



CMA will vote on a CASE-BY-CASE basis:



     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.



     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.



CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:



     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and



     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.



7. Other Matters Relating to Foreign Issues



CMA generally will vote FOR:



     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.



     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.



     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.



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     -    Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.



     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.



8. Investment Company Matters



Election of Directors:



CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:



     -    Board structure



     -    Attendance at board and committee meetings.



CMA will WITHHOLD votes from directors who:



     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.



     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;



     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;



     -    Are interested directors and sit on the audit or nominating committee;
          or



     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.



Proxy Contests:



CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:



     -    Past performance relative to its peers



     -    Market in which fund invests



     - Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)



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     -    Past shareholder activism, board activity and votes on related proposals



     -    Strategy of the incumbents versus the dissidents



     -    Independence of incumbent directors; director nominees



     -    Experience and skills of director nominees



     -    Governance profile of the company



     -    Evidence of management entrenchment



Converting Closed-end Fund to Open-end Fund:



CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:



     -    Past performance as a closed-end fund



     -    Market in which the fund invests



     -    Measures taken by the board to address the discount



     - Past shareholder activism, board activity, and votes on related proposals.



Investment Advisory Agreements:



CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:



     -    Proposed and current fee schedules



     -    Fund category/investment objective



     -    Performance benchmarks



     -    Share price performance as compared with peers



     -    Resulting fees relative to peers



     -    Assignments (where the adviser undergoes a change of control)



Approving New Classes or Series of Shares:



CMA will vote FOR the establishment of new classes or series of shares.



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Preferred Stock Proposals:



CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:



     -    Stated specific financing purpose



     -    Possible dilution for common shares



     -    Whether the shares can be used for antitakover purposes



Policies Addressed by the 1940 Act:



CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:



     -    Potential competitiveness



     -    Regulatory developments



     -    Current and potential returns



     -    Current and potential risk



CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.



Changing a Fundamental Restriction to a Non-fundamental Restriction:



CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:



     -    Fund's target investments



     -    Reasons given by the fund for the change



     -    Projected impact of the change on the portfolio



Change Fundamental Investment Objective to Non-fundamental:



CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective



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Name Change Proposals:



CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:



     -    Political/economic changes in the target market



     -    Consolidation in the target market



     -    Current asset composition



Change in Fund's Subclassification:



CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:



     -    Potential competitiveness



     -    Current and potential returns



     -    Risk of concentration



     -    Consolidation in target industry



Disposition of Assets/Termination/Liquidation:



CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:



     -    Strategies employed to salvage the company



     -    Past performance of the fund



     -    Terms of the liquidation



Changes to the Charter Document:



CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:



     -    The degree of change implied by the proposal



     -    The efficiencies that could result



     -    The state of incorporation; net effect on shareholder rights



     -    Regulatory standards and implications



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


CMA will vote FOR:



     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)



     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval



CMA will vote AGAINST:



     -    Proposals enabling the Board to:



          -    Change, without shareholder approval the domicile of the fund



          - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document



Changing the Domicile of a Fund:



CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:



     -    Regulations of both states



     -    Required fundamental policies of both states



     -    The increased flexibility available



Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:



CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the 1940 Act.



Distribution Agreements:



CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:



     -    Fees charged to comparably sized funds with similar objectives



     -    The proposed distributor's reputation and past performance



     -    The competitiveness of the fund in the industry



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


     -    Terms of the agreement



Master-Feeder Structure:



CMA will vote FOR the establishment of a master-feeder structure.



Mergers:



CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:



     -    Resulting fee structure



     -    Performance of both funds



     -    Continuity of management personnel



     -    Changes in corporate governance and their impact on shareholder rights



Shareholder Proposals to Establish Director Ownership Requirement:



CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.



Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:



CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:



CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:



     -    Performance of the fund's NAV



     -    The fund's history of shareholder relations



     -    The performance of other funds under the adviser's management



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B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.



A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.



C. PROPOSALS REQUIRING SPECIAL CONSIDERATION



The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.



          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.



          2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by an independent, third-party vendor proxy voting agent.



          3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by an independent, third-party vendor proxy voting agent or as specified by the client.



          4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.



          5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.



          6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by an independent, third-party vendor proxy voting agent or as otherwise directed by the Proxy Committee.



          7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.



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V. VOTING PROCEDURES



The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.



     - CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.



     - ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.



     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.



     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.



     - Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.



          - If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.



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     -    Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.



     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.



     - If CMA determines before the voting deadline that ISS has cast a vote on CMA's behalf that is not in accordance with this policy, CMA shall resubmit the vote in accordance to the voting guidelines.



          - However, after the voting deadline, it is not possible to change a vote, so the issue shall be raised to the Proxy Committee and addressed with ISS.



VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD



A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

Part C.  OTHER INFORMATION
         -----------------

Columbia Asset Allocation Fund, Variable Series (formerly named Liberty Asset Allocation Fund, Variable Series)(CAAF)
Columbia Federal Securities Fund, Variable Series (formerly named Liberty Federal Securities Fund, Variable Series)(CFSF)
Columbia International Fund, Variable Series (CIF)
Columbia Large Cap Growth Fund Variable Series (CLCGF)
Columbia Large Cap Value Fund, Variable Series (formerly named Liberty Growth & Income Fund, Variable Series)(CLCVF)
Columbia Mid Cap Value Fund, Variable Series (formerly named Liberty Select Value Fund, Variable Series)(CMCVF)
Columbia Money Market Fund, Variable Series (formerly named Liberty Money Market Fund, Variable Series)(CMMF)
Columbia S&P 500 Index Fund, Variable Series (formerly named Liberty S&P 500 Index Fund, Variable Series)(CSP500F)
Columbia Small Cap Value Fund, Variable Series (formerly named Colonial Small Cap Value Fund, Variable Series)(CSCVF)
Columbia Small Company Growth Fund, Variable Series (formerly named Liberty Small Company Growth Fund, Variable Series)(CSCGF)
Columbia Strategic Income Fund, Variable Series (formerly named Colonial Strategic Income Fund, Variable Series)(CSIF)

Item 23.     Exhibits:

      (a) Form of Columbia Funds Variable Insurance Trust Second Amended and Restated Agreement and Declaration of Trust dated ___________________ (8)

      (b) Form of Columbia Funds Variable Insurance Trust Amended and Restated By-Laws (8)

      (c)          Not Applicable

      (d)(1) Fund Advisory Agreement, dated as of November 1, 2003, between the Registrant on behalf of CSCGF, CLCGF, CAAF, CFSF and CMMF and Columbia Management Advisors, LLC (Columbia Management)(5)

      (d)(2) Sub-Advisory Agreement dated January 1, 2002 between the Registrant, on behalf of CAAF, Columbia Management and Nordea Investment Management North America, Inc.(Nordea) (4)

      (d)(3)       Amendment to Investment Management Agreement dated
                   October 12, 2004, with respect to CSCGF, CLCGF, CAAF, CFSF and CMMF (6)

      (d)(4) Form of Management Agreement dated as of May 1, 2006 between the Registrant and Columbia Management, with respect to CSCVF, CSIF, CIF, CLCVF and CMCVF

      (d)(5) Form of Management Agreement dated as of May 1, 2006 between the Registrant and Columbia Management, with respect to CSP500F

      (d)(6) Form of Amendment to Management Agreement dated as of May 1, 2006, between the Registrant and Columbia Management, with respect to CLCVF, CAAF and CSCGF

      (e)(1)       Form of Distribution Agreement between the
                   Registrant, the other Massachusetts business trusts party thereto and Columbia Management
                   Distributors, Inc., dated as of May ___, 2006 (8)

      (e)(2)       12b-1 Plan Implementing Agreement between the
                   Registrant Columbia Management Distributors,
                   Inc. dated as of May 1, 2006 (8)

      (f)          Not applicable

      (g)(1) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated September 19, 2005 (7)

      (g)(2)       Appendix A to Amended and Restated Master
                   Custodian Agreement between the Registrant and State Street Bank and Trust Company dated
                   September 19, 2005 (7)

      (h)(1)       Administration Agreement dated as of January 3,
                   1995 between the Trust, on behalf of CSCGF, CLCGF, CAAF, CFSF and CMMF, and Columbia Management (2)

      (h)(2) Form of Transfer, Dividend Disbursing and Shareholders' Servicing Agreement, dated as of March __, 2006, by and between the Registrant, the other Massachusetts business trusts party thereto, Columbia Management Services, Inc. and Columbia Management (8)

      (h)(3) Form of Pricing and Bookkeeping Agreement between the Registrant on behalf of the Funds and Columbia
                   Management (7)

      (h)(4)(i)    Amended and Restated Participation Agreement dated
                   April 3, 1998 among the Registrant, Keyport Life Insurance Company and Keyport Financial Services Corp (1)

      (h)(4)(ii) Participation Agreement dated as of October 1, 1993 among the Registrant, Keyport Financial Services Corp. and and Independence Life Annuity Company(2)

      (h)(4)(iii) Participation Agreement dated as of April 15, 1994 among the Registrant, Transamerica Occidental Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

      (h)(4)(iv) Participation Agreement dated as of December 1, 1994 among the Registrant, First Transamerica Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

      (h)(4)(v) Participation Agreement dated May 8, 1998 among the Registrant, Keyport Benefit Life Insurance Company, and Keyport Financial Services Corp.(2)

      (i) Opinion and consent of counsel with respect to CAAF, CSCGF, CLCGF, CFSF, CMMF, CSCVF, CSIF, CIF, CLCVF, CSP500F and CMCVF (8)

      (j)           Consent of Independent Registered Public Accountant (PWC)

      (k)           Not applicable

      (l)           Not applicable

      (m)(1)        Rule 12b-1 Inter-Distributor Agreement dated June 1, 2000(3)

      (m)(2) Form of Rule 12b-1 Distribution Plan dated as revised on April __, 2006 (8)

      (n)           Not applicable

      (o)           Plan pursuant to Rule 18f-3(d) dated June 1, 2000(3)

      (p)(1) Code of Ethics of Columbia Management and Columbia Management Distributors, Inc., as revised November 14, 2003 - filed as Exhibit
                    (r) in Part C, Item 24(2) of Post-Effective
                    Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 and 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement

      (p)(2) Code of Ethics of all Funds advised by the Bank of America Corporation, as revised January 3, 2006 - filed as Exhibit (p)(1) in Part C, Item 23(p)(1) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of Columbia Funds Series Trust I (File Nos. 2-99356 and 811-04367), filed with the Commission on or about March 24, 2006, and is hereby incorporated by reference and made a part of this Registration Statement

      (p)(3)        Code of Ethics of Nordea

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth

                                 POWER OF ATTORNEY

     The undersigned constitutes each of R. Scott Henderson, James R. Bordewick, Jr., Peter T. Fariel, Michelle H. Rhee, Michael G. Clarke, Kevin Connaughton, Jeffrey R. Coleman, Michael E. DeFao, John M. Loder, Brian D. McCabe, Cameron S. Avery, and Bruce Rosenblum individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with registration requirements in my capacity as a trustee, manager or officer of Columbia Funds Series Trust I, Columbia Funds Institutional Trust, SteinRoe Variable Investment Trust and Liberty Variable Investment Trust (collectively, the "Columbia Funds").

This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me. I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or an amendment to a registration statement of any or all Columbia Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for such Columbia Funds.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of April 12, 2006




/s/Douglas A. Hacker                                    /s/Janet Langford Kelly
Douglas A. Hacker                                          Janet Langford Kelly


/s/Richard W. Lowry                                     /s/William E. Mayer
Richard W. Lowry                                           William E. Mayer


/s/Charles R. Nelson                                    /s/John J. Neuhauser
Charles R. Nelson                                          John J. Neuhauser


/s/Patrick J. Simpson                                   /s/Thomas E. Stitzel
Patrick J. Simpson                                         Thomas E. Stitzel


/s/Thomas C. Theobald                                   /s/Anne-Lee Verville
Thomas C. Theobald                                         Anne-Lee Verville


/s/Richard L. Woolworth
Richard L. Woolworth

      (1) Incorporated by Reference to Post-Effective Amendment No. 13 to this Registration Statement filed April 1998.
      (2) Incorporated by Reference to Post-Effective Amendment No. 14 to this Registration Statement filed May 1998.
      (3) Incorporated by Reference to Post-Effective Amendment No. 19 to this Registration Statement filed on or about June 1, 2000.
      (4) Incorporated by Reference to Post-Effective Amendment No. 22 to this Registration Statement filed April 2002.
      (5) Incorporated by Reference to Post-Effective Amendment No. 24 to this Registration Statement filed April 23, 2004.
      (6) Incorporated by Reference to Post-Effective Amendment No. 26 to this Registration Statement filed on or about May 1, 2005.
      (7) Incorporated by Reference to Post-Effective Amendment No. 27 to this Registration Statement filed on or about January 25, 2006.
      (8) Incorporated by Reference to Post-Effective Amendment No. 28 to this Registration Statement filed on or about April 10, 2006.

Item 24.        Persons Controlled by or under Common Control with Registrant
                ------------------------------------------------------------

                 None.

Item 25.                   Indemnification

                           Article Five of the Bylaws of Registrant ("Article Five") provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to the Registrant or any affiliated person thereof ("Covered Persons") under specified circumstances.

                                       Section 17(h) of the Investment Company
                           Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in
                           Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or
                           (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                                       Any approval of indemnification pursuant
                           to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                                    Article Five also provides that its
                           indemnification provisions are not exclusive. The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 26.                   Business and Other Connections of Investment Adviser

                           Nordea Investment Management North America, Inc. (Nordea) is the sub-advisor to Columbia Asset Allocation Fund, Variable Series. Nordea is an indirect wholly owned subsidiary of Nordea AB.

                           The business and other connections of the officers and directors of Nordea is incorporated by reference from Nordea's Form ADV, as most recently filed with the Securities and Exchange Commission. The file number of such ADV Form is File No. 801-56180.

                           The business and other connections of the officers and directors of Columbia Management Advisors, LLC are listed on the Form ADV of Columbia Management Advisors, LLC as currently on file with the Commission (File No. 801-50372).


Item 27.          Principal Underwriter


(a) Columbia Management Distributors, Inc. (CMD), a subsidiary of Columbia Management Advisors, LLC, is the Registrant's principal underwriter. CMD acts in such capacity for each series of Liberty Variable Investment Trust, SteinRoe Variable Investment
      Trust, Columbia Funds Series Trust, Columbia Funds Series Trust I, Nations Separate Account Trust, Columbia Acorn Trust and Wanger Advisors Trust.


(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Ahmed, Yaqub           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Ash, James             V.P.                  None

Banks, Keith           Director              None

Ballou, Richard        Sr. V.P.              None

Bartlett, John         Managing Director     None

Berretta, Frederick R. Director and          None
                       President,
                       Institutional
                       Distribution

Bozek, James           Sr. V.P.              None

Brantley, Thomas       Sr. V.P.-Tax          None

Brown, Beth Ann        Sr. V.P.              None

Claiborne, Douglas     Sr. V.P.              None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Davis, W. Keith        Sr. V.P.-Tax          None

DeFao, Michael         Chief Legal Officer   None

Desilets, Marian       V.P.                  None

Devaney, James         Sr. V.P.              None

Dolan, Kevin           V.P.                  None

Donovan, Patrick M.    Chief Compliance      None
                       Officer

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James F.       V.P.                  None

Ford, David C.         V.P.                  None

Froude, Donald         Director and          None
                       President
                       Intermediary
                       Distribution

Gellman, Laura D.      Conficts of Interest  None
                       Officer

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Iudice, Jr., Philip    Treasurer and         None
                       Chief Financial
                       Officer

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Martin, William W.     Operational Risk      None
                       Officer

Miller, Anthony        V.P.                  None

Miller, Gregory M.     V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Mroz, Gregory S.       Sr. V.P.-Tax          None

Nickodemus, Paul       V.P.                  None

Nigrosh, Diane J.      V.P.                  None

Noack, Robert W.       V.P                   None

Owen, Stephanie        V.P.                  None

Penitsch, Marilyn      V.P.                  None

Piken, Keith           Sr. V.P.              None

Pryor, Elizabeth A.    Secretary             None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Sayler, Roger          Director and          None
                       President

Scully-Power, Adam     V.P.                  None

Seller, Gregory        V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Studer, Eric           Sr. V.P.              None

Unckless, Amy L.       Corporate Ombudsman   None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Wess, Valerie          Sr. V.P.              None

Wilson, Christopher    Sr. V.P.              President

Winn, Keith            Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.

Item 28.                   Location of Accounts and Records

                           Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment advisor and administrator; Registrant's transfer and dividend disbursing agent, Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.); Registrant's principal underwriter, Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.); and Registrant's custodian, State Street Bank and Trust Company. The address of the Registrant, the transfer agent, and the underwriter is One Financial Center Boston, MA 02111; the address of Columbia Management is 100 Federal Street, Boston, MA 02110; and the address of State Street Bank and Trust Company is 2 Avenue De Lafayette Boston, MA 02110-2900.

Item 29.                   Management Services

                           Pursuant to an Administration Agreement with the Registrant on behalf of all the Funds dated as of May 1, 2006, Columbia Management provides each of the Funds with administrative services. These services include the provision of office space and equipment and facilities in connection with the maintenance of the Registrant's headquarters, preparation and filing of required reports, arrangements for meetings, maintenance of the Registrant's corporate books and records, communication with shareholders, and oversight of custodial, accounting and other services provided to the Funds by others. Columbia Management pays all compensation of the Registrant's trustees, officers and employees who are employees of Columbia Management. Columbia Management may, in its discretion, arrange for such services to be provided by any of its affiliates.

                           Under separate agreements, Columbia Management also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records and for pricing and bookkeeping services.

Item 30.                   Undertakings
                           Not Applicable

                                 ******************
                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of SteinRoe Variable Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SteinRoe Variable Investment Trust, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(a) and has duly caused this Post-Effective Amendment No. 29 to its Registration Statement under the Securities Act of 1933 and Amendment No. 31 under the Investment Company Act of 1940, to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on this 27th day of April, 2006.

                                         STEINROE VARIABLE INVESTMENT TRUST



                                         By: /s/ CHRISTOPHER L. WILSON
                                                ----------------------
                                               Christopher L. Wilson, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                             TITLE                          DATE
----------                             -----                          ----







/s/ CHRISTOPHER L. WILSON      President (Chief                April 27, 2006
   ----------------------
    J. Kevin Connaughton       Executive Officer)





/s/J. KEVIN CONNAUGHTON        Treasurer (principal            April 27, 2006
   --------------------
   J. Kevin Connaughton        financial officer)






/s/MICHAEL G. CLARKE            Chief Accounting Officer        April 27, 2006
   -----------------
   Michael G. Clarke            (principal accounting officer)

DOUGLAS A. HACKER*                                   Trustee
------------------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                                Trustee
------------------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                                    Trustee
------------------------------------
Richard W. Lowry


WILLIAM E. MAYER*                                    Trustee
------------------------------------
William E. Mayer


DR. CHARLES R. NELSON* Trustee                              /s/ PETER FARIEL
Dr. Charles R. Nelson                                           Peter Fariel
                                                              Attorney-in-fact
                                                               April 27, 2006

JOHN J. NEUHAUSER*                                   Trustee
------------------------------------
John J. Neuhauser


PATRICK J. SIMPSON*                                  Trustee
------------------------------------
Patrick J. Simpson


THOMAS E. STITZEL*                                   Trustee
------------------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                                  Trustee
------------------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                                   Trustee
------------------------------------
Anne-Lee Verville


RICHARD L. WOOLWORTH*                                Trustee
------------------------------------
Richard L. Woolworth

                                       EXHIBITS


      (d)(4) Form of Management Agreement dated as of May 1, 2006 between the Registrant and Columbia Management, with respect to CSCVF, CSIF, CIF, CLCVF and CMCVF

      (d)(5) Form of Management Agreement dated as of May 1, 2006 between the Registrant and Columbia Management, with respect to CSP500F

      (d)(6) Form of Amendment to Management Agreement dated as of May 1, 2006, between the Registrant and Columbia Management, with respect to CLCVF, CAAF and CSCGF

      (j)             Consent of Independent Registered Public Accountant (PWC)

      (p)(3)          Code of Ethics of Nordea